UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934 (Amendment No.      )
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BEST FOR ALL®

Notice of Annual Meeting of Stockholders and Proxy Statement

Virtual Stockholder Meeting

Tuesday, April 30, 2024

12:00 p.m. Eastern Time

2023 Performance
Highlights
We made significant progress on our long-term strategic goals to transition to a Best for All® future in 2023. We achieved this by investing in Best for All advanced technology and products to expand our competitive advantages, enhancing our sustainability program to support our environmental stewardship goals and those of our customers, and ensuring we have a talented and diverse workforce to lead and execute our business plans.
BEST FOR ALL FUTURE
For Our Investors		For Our Customers
2023 FINANCIAL PERFORMANCE
–
Continued success on quality and reliability performance

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Progressed on high return strategic projects, which remain on time, to provide the innovative products our customers seek

LAUNCH OF INDUXTM
–
U. S. Steel’s InduX electrical steel is a very wide, ultra-thin, and light-weight steel, having all the magnetic properties necessary for electric vehicles (EV), as well as generators and transformers. By producing InduX steel in the United States, U. S. Steel is making a significant investment in American jobs and bolstering the resilience of the country’s domestic supply chain

$18B Revenues $2.139B Adjusted EBITDA	96% Total Shareholder Return $5.2B Liquidity
For Our People

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Rewarding employees with performance-based profit sharing and incentives

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Leveraging flexible work from anywhere policies to build corporate culture and engagement and attract and retain diverse talent

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Engaging in the communities where we live and work, with over 21,000 employee service hours

	Record safety performance, significantly outperforming DAFW industry average reported by U.S. Bureau of Labor 0.04 Days All-time best days away from work (DAFW)	Recognized as one of the world’s most ethical companies “World’s Most Ethical Companies” and “Ethisphere” names and marks are registered trademarks of Ethisphere LLC.
For Our Planet

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Excellent adherence to environmental stewardship principles

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Completed non-grain oriented (NGO) electrical steel line, which positions U. S. Steel as a crucial supplier for the expanding electrical vehicle market

REFRESHED TCFD REPORT
–
In November 2023, we issued an updated Task Force on Climate-Related Financial Disclosures (TCFD) Report to increase transparency on our climate-related risks and opportunities.

A Message from our
Board Chair
DAVID S. SUTHERLAND Board Chair
DEAR FELLOW U. S. STEEL STOCKHOLDERS:
On behalf of the entire Board of Directors, it is my pleasure to invite you to attend our 2024 Annual Meeting of Stockholders, which will be held on Tuesday, April 30th, 2024 at 12:00 p.m., Eastern Time (ET) at www.virtualshareholdermeeting.com/X2024 via live audio webcast.
I have been a part of U. S. Steel’s Board of Directors for over fifteen years, and have served as Board Chair for nearly a decade. As we work towards closing the transaction with Nippon Steel Corporation (NSC), I look back and am amazed by the accomplishments of the Corporation throughout its history, and especially the transformation that has been underway over the last few years. From the initial investment in Big River Steel nearly five years ago, to where we stand today — a new NGO electrical steel line up and running, construction completed on a direct reduced-grade pellet facility, and a second mini mill and coating line pegged for completion this year — is an astounding transition. Our CEO and executive leadership team continue to deliver excellent results for our stockholders.
As a Board, we continue to embrace our duties of providing responsible oversight and maximizing stockholder value. The Board met 16 times in 2023 to conduct the robust review of strategic alternatives, culminating in the agreement with NSC, and to stay informed and carry out our duties. We maintain robust oversight of traditional core areas, such as risk oversight, strategic planning and finance, and have also paid close attention to emerging areas, including sustainability and cybersecurity and other technology risks.
Our Corporate Governance & Sustainability Committee leads our board evaluation process to ensure we are functioning effectively as a group, as well as the board refreshment process to ensure the Board as a whole possesses a diverse set of skills and backgrounds that allow us to approach decisions and oversight from a wholistic viewpoint. The five directors that have joined the Board since 2020 have nearly doubled our racial and gender diversity and brought a breadth of experience from industry, risk oversight and M&A. As we look towards closing the NSC transaction, and an important chapter in the history of this storied corporation, I am grateful to the independent Board for providing leadership continuity by extending the retirement age for John Faraci and myself, and we, along with our other eleven colleagues on the Board, are grateful for your continued support.
Please read the attached Proxy Statement, and we ask that you vote for the proposals to elect the thirteen qualified and committed nominees for director, confirm our strong pay-for-performance executive compensation program and ratify PwC as our independent auditor.
We thank you for your continued support for U. S. Steel and the Board as stewards of your investment.

Sincerely,
David S. Sutherland
Board Chair

U. S. Steel Tower
600 Grant Street
Pittsburgh, PA 15219
Notice of 2024
Annual Meeting
of Stockholders
Items of Business:
Stockholders are being asked to vote on the following proposals:
Proposal 1:
To elect thirteen directors nominated by our Board of Directors
Proposal 2:
To consider and act on a non-binding advisory vote regarding the approval of compensation paid to certain executive officers
Proposal 3:
To ratify the appointment of PricewaterhouseCoopers LLP as
U. S. Steel’s independent registered public accounting firm
Your vote is important, and you are encouraged to vote promptly whether or not you plan to virtually attend the 2024 Annual Meeting of Stockholders.
This proxy statement is provided in connection with a solicitation of proxies by the Board of Directors of United States Steel Corporation (the “Board” or “Board of Directors”) to be used at the Annual Meeting of Stockholders to be held on Tuesday, April 30, 2024 at 12:00 p.m., Eastern Time, and at any adjournment or postponement thereof  (the “Annual Meeting”). This proxy statement is first being provided to our stockholders on or about March 15, 2024.
BY ORDER OF THE BOARD OF DIRECTORS
Megan A. Bombick
Associate General Counsel and Corporate Secretary
March 15, 2024
When:
Tuesday, April 30, 2024, 12:00 p.m. Eastern Time
Record Date:
March 4, 2024
Where:
Virtual Meeting www.virtualshareholdermeeting.com/X2024
Your Vote Matters: How to Vote
Online
Prior to the Annual Meeting, visit www.proxyvote.com and use the 16-digit control number that appears on your proxy card when you access the webpage.
Mail
Complete and sign the proxy card and return it in the enclosed postage pre-paid envelope.
Phone

If your shares are held in the name of a broker, bank or other nominees, follow the telephone voting instructions provided on your voting instruction card. If your shares are registered in your name, call 1-800-690-6903 and follow the telephone voting instructions. You will need the 16-digit control number that appears on your proxy.

At the Meeting

Stockholders as of March 4, 2024 (the “Record Date”) may attend the virtual Annual Meeting and vote by using the 16-digit control number found on the proxy card, voting instructions or notice you previously received.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be held on Tuesday, April 30, 2024: Our Proxy Statement and 2023 Annual Report are available free of charge on our website at www.ussteel.com or www.proxyvote.com.

U. S. Steel Tower 600 Grant Street Pittsburgh, PA 15219
Dear Fellow U. S. Steel
Stockholders
David B. Burritt
President & CEO
InduXTM Electrical
Steel
The key product that will be produced on our new NGO electrical steel line, InduXTM, positions U. S. Steel as a significant new supplier for the expanding electric vehicle market, as no electric vehicle, motor, or generator today is operational without the steel grades needed to transform electrical power into usable energy.
March 15, 2024
U. S. Steel achieved excellent financial and operational results, continued to advance its strategic initiatives and delivered strong returns to stockholders in 2023.
Less than three years ago, we launched our Best for All® strategy, to provide our customers with profitable steel solutions while creating a more sustainable future for all our stakeholders. The foundation of Best for All is a business model that is resilient to market volatility and is profitable through the business cycle. Thanks to the strategic investments executed by our management, and supported by our Board of Directors, we are already reaping the benefits of this strategy… and this is just the beginning. We delivered strong financial results yet again despite the ups and downs in the market we saw in 2023, including ongoing geopolitical conflict and global financial uncertainty. We remained focused on operating safely and fulfilling our commitments to our customers, and in doing so achieved key commercial, strategic and financial goals.
2023 also marked a significant turning point for U. S. Steel. Our Board of Directors undertook a review of strategic alternatives for the company throughout the second half of the year. This robust review culminated in the transaction agreement with Nippon Steel Corporation (NSC) and Nippon Steel North America, Inc. (NSNA), expected to close later this year(1). This transaction represents an exciting, new chapter for both iconic corporations, and combines cutting-edge technologies across NSC and U. S. Steel to advance innovation and deliver high-grade steel products, such as electrical steel and automotive flat steel, to customers around the world. NSC and U. S. Steel will share their world-leading technologies and manufacturing capabilities to be at the forefront of innovation and digital transformation in steelmaking for the benefit of our customers. The transaction also maintains the signature branding of U. S. Steel and preserves its important history in American industry. The future for U. S. Steel is bright.
“SAFETY FIRST” ENGRAINED IN CULTURE
“Safety first” has been our mantra since we coined the phrase more than 100 years ago. But at U. S. Steel, “safety first” is more than just words — it is our reality, and we have the record to prove it. For the fifth year in a row, we have set a new enterprise-wide safety record with a 0.04 OSHA Days Away from Work (DAFW) rate. Particularly noteworthy are the safety performances in our USSK operations, where they have achieved three years without a days away from work case — a truly exemplary record. This strong safety culture is a direct result of our employees prioritizing their own safety and the safety of their co-workers. Safety is part of who we are as a company. Our focus on safety goes beyond the physical safety of our employees, and we seek to create workplaces that are physically and psychologically safe for all. We continue to march towards our goal to make injury-free work environments a reality.
STRATEGIC INVESTMENTS PROGRESS ON-TIME AND ON-BUDGET
The lifeblood of our Best for All strategy is our suite of strategic investments across our operations, which will help us excel in our core competitive advantages: mini mill steelmaking, low-cost iron ore and best-in-class finishing capabilities.
In 2023, we checked off key milestones in these investments. We commissioned the non-grain oriented (NGO) electrical steel line on time and on budget at our Big River Steel Works facility in Osceola, Arkansas. This line has the capacity to produce more tons of NGO electrical steel per year in the United States than any other domestic steelmaker, and boasts the lightest gauges, widest widths and biggest coils in the domestic market, allowing for better energy and operational efficiencies for our customers. The central location drives customer value as it supports

“‘Safety first’ has been our mantra since we coined the phrase more than 100 years ago. But at U. S. Steel, ‘safety first’ is more than just words, it is our reality, and we have the record to prove it.”
David B. Burritt
President & CEO
manufacturing concentration in the United States, Canada and Mexico. Most importantly, this line allows our customers to purchase steel mined, melted and made in America, while also helping them meet their own sustainability goals. Our direct reduced-grade float plant at Keetac was also completed in 2023, securing a regional supply chain for key inputs. We expect to keep this momentum going with the projected completion of the rest of our in-flight projects in 2024. Our second mini mill in Osceola, Arkansas, which we call Big River 2, or BR2, is on pace for completion by year end, and is expected to feature two electric arc furnaces with three million tons per year of advanced steelmaking capability utilizing our world-class endless casting and rolling line. We also expect to complete our dual coating line at Big River, which will produce both galvalume steel and hot-dipped galvanizing steel, continuing to advance our customer value proposition.
COMMITMENT TO SUSTAINABILITY — CLIMATE STRATEGY TRANSPARENCY AND DE&I INITIATIVES
In addition to driving customer and stockholder value, our Best for All strategy is focused on providing profitable steel solutions that are sustainable for people and planet. We recognize the importance of sustainability initiatives to our stakeholders, including our customers, stockholders, employees and the communities where we live and work, so we continue to increase transparency on environmental, social and governance (ESG) matters. In 2023, we published our ESG Report, covering progress on our sustainability goals and prepared in accordance with Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) standards. We also issued our updated 2023 Task-Force on Climate-Related Financial Disclosures (TCFD) Report, which provides readers an overview of key climate-related risks and opportunities our Corporation faces.
Of course, none of our success would be possible without our employees. Which is why we are dedicated to fostering a culture of diversity, equity and inclusion, and supporting their generous efforts to enhance our communities through service. Our talent strategy is aligned with our Best for All aspirations and is focused on cultivating a culture of understanding the collective experience of our employees, while moving up the talent curve. Our DE&I Report published in 2023 includes more information about how we enhance inclusion and belonging throughout our organization.
YOUR VOTE MATTERS
We encourage you to read the accompanying proxy statement for more information about U. S. Steel and vote your shares on the proposals discussed in line with the recommendations made by our Board of Directors. In closing, thank you for your continued interest in U. S. Steel. Now let’s get back to work…safely.
David B. Burritt
President & CEO

(1)
For additional information related to the Agreement and Plan of Merger, dated as of December 18, 2023, by and between U. S. Steel, Nippon Steel North America, Inc., 2023 Merger Subsidiary, Inc., and, solely as provided in Section 9.13 therein, Nippon Steel Corporation, please refer to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 12, 2024, and other relevant materials in connection with the proposed transaction that we may file with the SEC containing important information about the proposed transaction.

Cautionary note regarding forward-looking statements
This document contains information regarding the Company that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities or operating capabilities, the timing, size and form of share repurchase transactions, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in the global economic environment, including supply and demand conditions, inflation, interest rates, supply chain disruptions and changes in prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, statements regarding existing or new regulations and statements expressing general views about future operating results, as well as statements regarding the proposed transaction with Nippon Steel Corporation, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could cause the parties to terminate the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the Company’s stockholders may not approve the proposed transaction; the risks and uncertainties related to securing the necessary stockholder approval; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to the risks and uncertainties described the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and those described from time to time in our future reports filed with the Securities and Exchange Commission for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. All information in this report is as of the date above. The Company does not undertake any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations whether as a result of new information, future events or otherwise, except as required by law. References to (i) “U. S. Steel,” the “Corporation,” the “Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context and (ii) “Big River Steel” refers to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. U. S. Steel does not incorporate into this document the contents of any website or the documents referred to in this proxy statement. Throughout this proxy statement, we refer to certain non-GAAP measures, including EBITDA and adjusted EBITDA. See the reconciliation to the corresponding GAAP measure set forth in Appendix A of this proxy statement. References throughout this document to greenhouse gas (“GHG”) emissions refer to Scope 1 and Scope 2 emissions.

Proxy Summary	The Virtual Annual Meeting will be held: Tuesday, April 30, 2024 12:00 p.m. Eastern Time Record Date: March 4, 2024
VOTING MATTERS
Stockholders are being asked to vote on the following matters at the 2024 Annual Meeting of Stockholders:
		For more information	Board Recommendation
Proposal 1	Election of Directors	Page 7	FOR each Nominee
Proposal 2	Advisory Vote on the Compensation of Named Executive Officers	Page 34	FOR
Proposal 3	Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm	Page 79	FOR
Stockholders will also transact any other business that may properly come before the meeting.
STRATEGIC ALTERNATIVES REVIEW PROCESS

Following a robust and comprehensive review of strategic alternatives, on December 18, 2023, U. S. Steel entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Nippon Steel North America, Inc., a New York corporation (“Parent”), 2023 Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and solely as provided in Section 9.13 therein, Nippon Steel Corporation, a Japanese corporation (“Guarantor”), pursuant to which Merger Sub will merge with and into U. S. Steel (the “Merger”) with U. S. Steel surviving the Merger as a wholly-owned subsidiary of Parent. Subject to the terms and conditions set forth in the Merger Agreement, each share of the Company’s common stock, par value $1.00 per share, outstanding immediately prior to the effective time of the Merger (which we refer to as the “Effective Time”) will, at the Effective Time, automatically be converted into the right to receive $55.00 in cash, without interest, subject to any required tax withholding.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT1

PROXY SUMMARY ELECTION OF DIRECTORS
ELECTION OF DIRECTORS
The Board is composed of a diverse mix of highly experienced individuals who oversee U. S. Steel’s strategy and business performance. The Board recommends a vote FOR each of the thirteen nominees listed below. All of the nominees are currently serving as directors.
Committee composition shown below is as of the date of this proxy statement.
					U. S. Steel Committees
Director Nominee	Age	Director Since	Principal Occupation/Experience	Other Public Company Boards	Audit	Compensation & Organization	Corporate Governance & Sustainability	Executive
Tracy A. Atkinson	59	2020	Ret. EVP and Chief Administrative Officer, State Street Corporation	3	■	■
Andrea J. Ayers	60	2023	Ret. President and Chief Executive Officer, Convergys Corporation	1	■	■
David B. Burritt	68	2017	President and CEO, United States Steel Corporation	1				■
Alicia J. Davis	53	2023	Chief Strategy Officer, Lear Corporation	0	■		■
Terry L. Dunlap	64	2022	Fmr. Interim CEO and President of TimkenSteel and Ret. Executive Vice President of Allegheny Technologies	1		■	■
John J. Engel	62	2011	Chairman, President and CEO, WESCO International, Inc.	1			■
John V. Faraci	74	2019	Fmr. Executive Chairman, Carrier Global Corporation and Ret. Chairman and CEO, International Paper Co.	0		■
Murry S. Gerber	71	2012	Ret. Chairman and CEO, EQT Corporation	2	■
Jeh C. Johnson	66	2020	Partner, Paul, Weiss, Rifkind, Wharton & Garrison LLP and Fmr. Secretary, Dept. of Homeland Security	2	■		■
Paul A. Mascarenas	62	2016	Ret. Chief Technical Officer, Ford Motor Company	2			■
Michael H. McGarry	66	2019	Ret. Executive Chairman & CEO, PPG Industries Inc.	2	■	■
David S. Sutherland (Independent Board Chair)	74	2008	Ret. President and CEO, IPSCO, Inc.	1				■
Patricia A. Tracey	73	2007	Ret. VP, Homeland Security and Defense Services, HP Enterprise Services	0	■		■
■ Member   ■ Chair

2	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

PROXY SUMMARY SNAPSHOT OF 2024 DIRECTOR NOMINEES
SNAPSHOT OF 2024 DIRECTOR NOMINEES
Our Director nominees possess skills and experiences aligned to our current and future strategy and business needs, and demonstrate a high degree of integrity, ability to exercise sound judgment and an understanding of corporate governance and best practices. Annual Board evaluations also include an assessment of whether the Board has an appropriate mix of skills, experience and other characteristics.
Composition and Diversity of Independent Director Nominees
In addition to an appropriate mix of skills, we seek a diverse Board, including with respect to racial and gender diversity. Accordingly, the Corporate Governance & Sustainability Committee includes, and has any search firm that it engages include, women and minority candidates in the pool from which the Committee selects director candidates. Since 2020, we have doubled the racial and gender diversity of our Board from 23% to 46%.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	3

PROXY SUMMARY CORPORATE GOVERNANCE
CORPORATE GOVERNANCE

We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability, and helps build public trust in U. S. Steel. Our governance highlights include:

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Annual election of directors

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12 of our 13 director nominees are independent, including the Board Chair

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Independent Audit, Compensation & Organization, and Corporate Governance & Sustainability committees

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Regular executive sessions of independent directors

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Robust oversight of strategic objectives, risk management and ESG by full Board and committees

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Annual Board and committee self-evaluations

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Executive compensation driven by pay-for-performance philosophy

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Active Board refreshment approach to ensure Board composition aligns with corporate strategy and reflects diversity of backgrounds, skills and experiences

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Proxy access right that is in line with market standards

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Stock ownership and holding guidelines for directors and executive officers

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A robust Code of Ethical Business Conduct that is based on our S.T.E.E.L. Principles

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Annual stockholder engagement

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Best in class compliance commitment

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Regular review of Chief Executive Officer (“CEO”) and senior management succession planning

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Ability of our Board and its committees, at their sole discretion, to hire independent advisors, including counsel, at U. S. Steel’s expense

LISTENING TO OUR STOCKHOLDERS

We regularly communicate with our largest investors to discuss our strategy, sustainability and governance practices. In 2023-2024, we engaged with stockholders throughout the year. In addition to meetings conducted by the Investor Relations group, including relating to the strategic alternatives review process, we engaged with institutional investors on our sustainability strategy and talent strategy. Our stockholders provided constructive feedback and were generally supportive of our current governance, sustainability and talent practices.

4	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

PROXY SUMMARY EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
The goal of our executive compensation program is to attract, reward and retain leaders who create long-term value for our stockholders by delivering on objectives that support our long-term strategy. Appropriately motivating and incentivizing our leadership team to ensure continuity through the strategic transformation is a top priority of the compensation program.
To meet this objective and to align our executives’ interests with those of our stockholders, a significant portion of our named executive officers’ (“NEO”) compensation is variable and “at risk”, and total target compensation is aligned at a level competitive with the median of our peer group.
2023 CEO Compensation Decisions and Results
–
Majority of CEO target compensation is variable and “at risk,” being performance- and/or stock-based

–
No changes in CEO base salary or annual incentive target from the prior year; the long-term incentive award was increased by $1 million from 2022 to better align with the peer group median, with the entirety of the increase granted in performance awards, equally divided between relative total shareholder return and return on capital employed

–
2023 target compensation mix consistent with prior year’s target compensation mix; total target direct compensation aligned with peer group median

CEO 2023 TARGET COMPENSATION
NEO 2023 AVERAGE TARGET COMPENSATION

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	5

PROXY SUMMARY EXECUTIVE COMPENSATION
Compensation Governance Practices
The Compensation Committee, which consists solely of independent directors, has implemented the following best practices for our executive compensation program:
What We Do

 –
Consider results of annual say-on-pay votes when making compensation decisions

 –
Regularly engage with our stockholders about our executive compensation program

 –
Align pay and performance

 –
Cap annual and long-term incentive awards, including when TSR is negative

 –
Use an independent compensation consultant

 –
Require significant stock ownership of executive officers

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Use a market based approach (competitive within our peer group) for determining NEO target pay levels

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Require a “double trigger” for change in control severance

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Require recoupment of incentive awards if a restatement of our financials is required, in compliance with the NYSE’s listing standards, and allow for recoupment if an executive engages in serious misconduct in material violation of law or our Code of Ethical Business Conduct, among other circumstances, at the discretion of the Board

 –
Annually review risks associated with our compensation programs

What We Don’t Do
– Pay excise tax gross ups for change in control payments – Guarantee minimum payout of annual or long-term performance awards – Reprice options	– Allow directors or employees to engage in hedging transactions, short sales or pledging of our common stock – Allow dividends or dividend equivalents on unearned RSUs or performance shares

6	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

Proposal 1:
Election of Directors
Stockholders are being asked to elect thirteen director nominees for a one-year term.

Board Recommendation:
The Board of Directors recommends a vote “FOR” the election of each nominee.

At the Annual Meeting, thirteen director nominees are up for election for a one-year term. Each nominee elected will serve until our next annual meeting of stockholders and until such nominee’s successor is duly elected and qualified. All of the nominees are presently members of the Board of Directors. The Board recommends that stockholders vote FOR the election of all thirteen nominees.
MAJORITY VOTE
Except in the case of contested elections, each director nominee is elected if they receive a majority of the votes cast. The term “a majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” the director’s election, with abstentions and broker non-votes not counted as votes cast either “for” or “against” the director’s election. A “contested election” is one in which the number of nominees exceeds the number of directors to be elected at the meeting.
–
If an incumbent director fails to receive a majority of the votes cast in an election that is not a contested election, the director must tender an irrevocable offer to resign from the Board, and then Corporate Governance & Sustainability Committee, or another independent committee designated by the Board of Directors, must make a recommendation to the Board as to whether to accept or reject the offer of resignation of the incumbent director, or to take other action. The director would continue to serve on the Board until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.

The Board must act on the offer of resignation, taking into account the committee’s recommendation, within 90 days following certification of the election results. The Corporate Governance & Sustainability Committee, in making its recommendation, and the Board, in making its decision, may consider these factors and other information as it may consider appropriate and relevant to the circumstances.
DIRECTOR INDEPENDENCE
A brief description of the background and qualifications of each nominee is provided on pages 11–17. No nominee has a familial relationship to any other director, nominee for director or executive officer. The independence of directors and nominees and other information related to the Board of Directors is described under the heading, “Corporate Governance — Director Independence” in this proxy statement. If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by the Board.
DIRECTOR LIMITATIONS ON OTHER BOARDS
Our Corporate Governance Principles limit the total number of public company boards our directors may serve on to five, and for currently serving public company CEOs, to three.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	7

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR RETIREMENT POLICY
DIRECTOR RETIREMENT POLICY
Our Corporate Governance Principles require any non-employee director to retire at the first annual meeting of stockholders after such director reaches the age of 74. However, the Board may grant exceptions to this policy on a case-by-case basis. In 2024, the Board waived the retirement policy for Messrs. Sutherland and Faraci, for one year, to provide for leadership continuity in light of the pending merger with NSC. Each employee director must retire from the Board when such director ceases to be an executive officer of U. S. Steel. However, the CEO may remain on the Board after retirement as an employee, at the Board’s request, through the last day of the month in which the CEO turns 70. All directors who undergo a significant change in their business or professional careers must offer to resign from the Board.
SELECTION OF DIRECTOR NOMINEES
The Corporate Governance & Sustainability Committee is responsible for identifying nominees for election to the Board. The Corporate Governance & Sustainability Committee may consider nominees suggested by several sources, including outside search firms, incumbent Board members and stockholders.
The Corporate Governance & Sustainability Committee seeks candidates with experiences and abilities relevant to serving as a director of U. S. Steel and who will represent the best interests of stockholders as a whole, and not any specific interest group or constituency. The committee, with input from the Board Chair and other directors, evaluates the qualifications of each director candidate in accordance with the criteria described in the director qualification standards section of our Corporate Governance Principles.
Director Qualifications Criteria
In evaluating the qualifications of director nominees, the Corporate Governance & Sustainability Committee considers factors including, but not limited to, the following:

Independence. Directors should neither have, nor appear to have, a conflict of interest that would impair the director’s ability to represent the interests of all our stakeholders and to fulfill the responsibilities of a director.
Commitment. Directors should be able to contribute the time necessary to be actively involved in the Board and its decision-making and should be able and willing to prepare for and attend Board and committee meetings.
Diversity. In selecting candidates for recommendation or re-election to the Board, the Corporate Governance & Sustainability Committee considers all aspects of a candidate’s qualifications and skills in the context of the needs of U. S. Steel at that point in time.
The goal is to create a Board with a diversity of experience and perspectives, including race, gender, education and background, and areas of expertise.
Accordingly, the Corporate Governance & Sustainability Committee includes, and has any search firm that it engages include, women and minority candidates in the pool from which the committee selects director candidates.
Experience. Directors should be or have been in leadership positions in their field of endeavor and have a record of excellence in that field.

Integrity. Directors should have a reputation of integrity and be of the highest ethical character.
Judgment. Directors should have the ability to exercise sound business judgment on a large number of matters.
Knowledge. Directors should have a firm understanding of business strategy, corporate governance, board operations and other relevant business matters.
Skills. Directors should be selected so that the Board has an appropriate mix of skills in critical core areas, including, but not limited to:
–
risk oversight,

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strategic planning,

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operations of a large organization,

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accounting,

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compensation,

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finance,

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technology and innovation,

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sustainability,

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government relations, and

–
legal.

These director qualification standards are evaluated by the Corporate Governance & Sustainability Committee each time a new candidate is considered for Board membership. The Corporate Governance & Sustainability Committee and the Board may take into account other factors they consider to be relevant to the success of a publicly traded company operating in the steel industry. As part of the annual nomination process, the Committee reviews the qualifications of each director nominee, including currently serving Board members, and reports its findings to the Board. On February 27, 2024, the Corporate Governance & Sustainability Committee determined that each director nominee satisfied the director qualification standards and advised the Board that each of the director nominees listed under “Proposal 1: Election of Directors — 2024 Director Nominees” was qualified to serve on the Board.

8	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR RETIREMENT POLICY
Stockholder Recommendations for Director Nominees
The Corporate Governance & Sustainability Committee will consider director nominees recommended by stockholders. Notice of a recommendation must be sent in writing to the Chair of the Corporate Governance & Sustainability Committee, c/o the Corporate Secretary of United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, PA 15219. The recommendation must include:
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the candidate’s name, address, occupation and share ownership;

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any other biographical information that will enable the Corporate Governance & Sustainability Committee to evaluate the candidate in light of the criteria described above;

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information concerning any relationship between the candidate and the stockholder making the recommendation; and

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certain other information regarding the stockholder and candidate as detailed in the Corporation’s by-laws.

The recommendation must also identify the writer as a stockholder of U. S. Steel and provide sufficient detail for the Corporate Governance & Sustainability Committee to consider the recommended individual’s qualifications. The Committee will evaluate the qualifications of candidates recommended by stockholders using the same criteria as used for other candidates.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	9

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR NOMINEE SKILL MATRIX
DIRECTOR NOMINEE SKILL MATRIX
We consider current Board skills, background, experience, tenure and anticipated retirements to identify gaps that may need to be filled through the Board refreshment process. The following chart summarizes the core competencies that the Board considers valuable to effective oversight of U. S. Steel and illustrates how the current Board members individually and collectively represent these key competencies. The lack of an indicator for a particular item does not mean that the director does not possess that qualification, skill, or experience; rather, the indicator represents that the item is a core competency that the director brings to the Board. The charts below reflect voluntary self-identification by each of the nominees.

10	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2024 DIRECTOR NOMINEES
2024 DIRECTOR NOMINEES
For the upcoming Annual Meeting, the Board, based on the recommendation of the Corporate Governance & Sustainability Committee, is recommending the election of each nominee as a director. Each nominee has informed the Board that such nominee is willing to serve as a director. If any nominee should decline or become unable or unavailable to serve as a director for any reason, your proxy authorizes the persons named in the proxy to vote for a replacement nominee, if the Board names one. It is the intention of the proxyholders to vote proxies for the election of the nominees named in this proxy statement unless such authority is withheld.
A brief biography about the background and qualifications of each director nominee is provided on the following pages.
The Board of Directors recommends a vote “FOR” the election of each of the following 2024 Director Nominees for a one-year term.
Skills & Experience – Top Level Enterprise/Corporate Leadership – High Level Financial – Human Capital Talent Development and Labor – Technology Transformation – Risk Management	Tracy A. Atkinson
	Age: 59 Director Since: 2020	Committees – Audit – Compensation & Organization	Other Public Company Boards – Citizens Financial Group – RTX Corporation (formerly Raytheon Technologies Corporation) – Affiliated Managers Group Inc.

Experience
Ms. Atkinson served as Executive Vice President of State Street Corporation, a global financial services provider, from 2008 until March 2020 and as its Chief Administrative Officer from May 2019 to March 2020. Prior to that role, Ms. Atkinson served as State Street Corporation’s Chief Compliance Officer from 2017 to May 2019, and its Treasurer from 2016 to 2017. From 2009 to 2010, Ms. Atkinson served as Executive Vice President and Chief Compliance Officer of State Street Corporation, and she served as Executive Vice President and State Street Global Advisors’ Chief Compliance Officer from 2008 to 2009. Prior to joining State Street Corporation in 2008, Ms. Atkinson served in various leadership positions at MFS Investment Management from 2004 to 2008 and as a Partner at PricewaterhouseCoopers from 1999 to 2004, after having joined the firm in 1988. She has served on the board of Citizens Financial Group since 2024, the board of RTX (formerly Raytheon Technologies Corporation) since 2014 and the board of Affiliated Managers Group since 2020. Ms. Atkinson received a bachelor’s degree in accounting from the University of Massachusetts and is a certified public accountant.

	Qualifications – Expertise in public company accounting, risk management, disclosure, financial system management		– Corporate governance and audit expertise gained through service on boards of other large corporations

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	11

PROPOSAL 1: ELECTION OF DIRECTORS 2024 DIRECTOR NOMINEES

Skills & Experience
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Top Level Enterprise/Corporate Leadership

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Human Capital Talent Development and Labor

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Customer-Centricity and Innovation

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Technology Transformation

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International Markets

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Environmental and Sustainability

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Risk Management

Andrea J. Ayers
Age: 60 Director Since: 2023	Committees – Audit – Compensation & Organization	Other Public Company Boards – Stanley Black & Decker, Inc. – Endurance International Group Holdings, Inc. (2019-2021)

Experience
Ms. Ayers served as President and Chief Executive Officer of Convergys Corporation (now Concentrix Corporation), a global provider of customer experience solutions and technology, from November 2012 through October 2018, and as a director of Convergys from October 2012 through October 2018. From 2008 through 2012, Ms. Ayers served as President of Convergys Customer Management Group, Inc., and from 2010 to 2012, she also served as Chief Operating Officer of Convergys Customer Management Group, Inc. She has served on the board of Stanley Black & Decker, Inc. since 2014 and as Chair of the board since April 2022. Ms. Ayers also served on the board of directors of Endurance International Group Holdings, Inc. from 2019 until it was acquired in 2021. Ms. Ayers received a bachelor’s degree in management and administration from Louisiana State University, Shreveport.

Qualifications
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Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

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Corporate governance expertise derived from service on boards of other multinational corporations

– Knowledge and insight regarding multi-channel customer experience, customer management analytics and technology

Skills & Experience
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Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

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Customer-Centricity and Innovation

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Technology Transformation

–
International Markets

–
Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

David B. Burritt
Age: 68 Director Since: 2017	Committees – Executive	Other Public Company Boards – Lockheed Martin Corporation

Experience
Mr. Burritt was appointed President and Chief Executive Officer of United States Steel Corporation in May 2017. At that time, Mr. Burritt was also named to the Company’s Board of Directors. He had been elected President and Chief Operating Officer in February 2017 with executive responsibility for all aspects of the Company’s day-to-day business in the United States and Central Europe. Mr. Burritt joined U. S. Steel in September 2013 to serve as Executive Vice President and Chief Financial Officer with responsibility for all aspects of the Company’s strategic and financial matters. Prior to joining U. S. Steel, Mr. Burritt served as Chief Financial Officer at Caterpillar Inc. Mr. Burritt was born in St. Louis, Missouri. He earned a bachelor’s degree in accounting in 1977 from Bradley University in Peoria, Illinois. Mr. Burritt received a master’s degree in business administration from the University of Illinois in Champaign in 1990. Mr. Burritt serves on the board of directors for Lockheed Martin and the National Safety Council and serves on the Executive Committee of the worldsteel board of directors and is a member of The Business Council.

Qualifications
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Insider’s view of U. S. Steel as a result of his daily management of the Corporation and regular communication with employees, customers and stockholders

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Over four decades of experience in the understanding of complex strategic, financial and operational matters

– Expertise in public company accounting, risk management, disclosure, financial system management, manufacturing and commercial operations and business transformation

12	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2024 DIRECTOR NOMINEES

Skills & Experience
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Top Level Enterprise/Corporate Leadership

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Human Capital Talent Development and Labor

–
Technology Transformation

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International Markets

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Steel or Related Industry

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Environmental and Sustainability

–
Risk Management

Alicia J. Davis
Age: 53 Director Since: 2023	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – None

Experience
Ms. Davis is Chief Strategy Officer at Lear Corporation, a global automotive supplier of seating and electrical distribution and electronic systems. In this role, Ms. Davis leads the Corporate Strategy group, which helps develop and drive Lear’s global strategy and executes value-enhancing acquisitions, divestitures and strategic investments. From 2018 to 2021, Ms. Davis progressed through a variety of positions at Lear, including Senior Vice President, Strategy and Corporate Development, Senior Vice President, Corporate Development and Investor Relations, and Vice President of Investor Relations. Before joining Lear Corporation, Ms. Davis was on the faculty at the University of Michigan Law School, where she served as a tenured professor, and the Associate Dean for Strategic Initiatives. Ms. Davis continues to teach at the University of Michigan Law School as a Professor from Practice. She also served as an Associate and later Of Counsel at Kirkland & Ellis LLP, Vice President at Raymond James & Associates, and an Analyst at Goldman Sachs. Ms. Davis received a bachelor’s degree in business administration from Florida A&M University, a Juris Doctor from Yale Law School, and an MBA from Harvard Business School.

Qualifications
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Executive experience managing and overseeing strategic matters for a large, complex enterprise

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Insight and expertise related to the automotive industry, an important customer of U. S. Steel

– Extensive experience in finance, legal and academic roles contribute skills in the areas of corporate governance, capital markets and mergers and acquisitions

Skills & Experience
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Top Level Enterprise/Corporate Leadership

–
High Level Financial

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Human Capital Talent Development and Labor

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Customer-Centricity and Innovation

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Technology Transformation

–
International Markets

–
Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

Terry L. Dunlap
Age: 64 Director Since: 2022	Committees – Compensation & Organization – Corporate Governance & Sustainability	Other Public Company Boards – Matthews International Corporation – Ampco-Pittsburgh Corporation (2019-2022) – TimkenSteel Corporation (2015-2021)

Experience
Mr. Dunlap is principal of Sweetwater LLC, a consulting firm with a focus on manufacturing and technology. Previously, he served as Interim Chief Executive Officer and President of TimkenSteel Corporation from 2019 to 2021. Prior thereto, Mr. Dunlap spent 31 years with Allegheny Technologies, where he served as Executive Vice President, Flat-Rolled Products from May 2011 until his retirement in December 2014; President, ATI Allegheny Ludlum from 2002 to 2014; and Group President, ATI Flat-Rolled Products from 2008 to 2011. Mr. Dunlap is a member of the board of directors at Matthews International and previously served on the board of directors of Ampco-Pittsburgh Corporation and TimkenSteel Corporation. He is also a past president of the Indiana University of Pennsylvania Foundation Board. Mr. Dunlap received a Bachelor of Science degree in marketing from Indiana University of Pennsylvania and attended the Loyola University of Chicago MBA program.

Qualifications – Broad and deep knowledge of the steel industry – Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise		– Knowledge and insight regarding manufacturing and innovation, safety and labor relations

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	13

PROPOSAL 1: ELECTION OF DIRECTORS 2024 DIRECTOR NOMINEES

Skills & Experience
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Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Customer-Centricity and Innovation

–
Technology Transformation

–
International Markets

–
Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

John J. Engel
Age: 62 Director Since: 2011	Committees – Corporate Governance & Sustainability (Chair)	Other Public Company Boards – WESCO International, Inc.

Experience
Mr. Engel has served as Chairman, President and Chief Executive Officer of WESCO International, Inc., a leading provider of business-to-business distribution, logistics services and supply chain solutions, since 2011. Previously, at WESCO International, Inc., Mr. Engel served as President and Chief Executive Officer from 2009 to 2011, and Senior Vice President and Chief Operating Officer from 2004 to 2009. Before joining WESCO in 2004, Mr. Engel served as Senior Vice President and General Manager of Gateway, Inc.; Executive Vice President and Senior Vice President of Perkin Elmer, Inc.; and Vice President and General Manager of Allied Signal, Inc. Mr. Engel also held various engineering, manufacturing and general management positions at General Electric Company. Mr. Engel is a member of the Business Roundtable and the Business Council and is a member of the board of directors of the National Association of Manufacturers. Mr. Engel holds a Bachelor of Science degree in mechanical engineering from Villanova University. He received his Master of Business Administration from the University of Rochester.

Qualifications
–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

–
Extensive experience in global manufacturing and logistics, operational issues, human capital management, and business leadership

– Knowledge of financial system management, public company accounting, disclosure requirements and financial markets

Skills & Experience:
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Steel/Related Industry

–
International Markets

–
Environmental and Sustainability

–
Risk Management

John V. Faraci
Age: 74 Director Since: 2019	Committees – Compensation & Organization (Chair)	Other Public Company Boards – Conoco Phillips Company (2015-2022) – PPG Industries, Inc. (2012-2022) – Carrier Global Corporation (2020-2022) – United Technologies Corporation (2005-2020)

Experience
Mr. Faraci served as Chairman and Chief Executive Officer of International Paper from 2003 to 2014. During his 40-year career at International Paper, Mr. Faraci served in a series of financial, planning and management positions, including President and Chief Executive Officer and Chief Financial Officer. He previously served as Executive Chairman of Carrier Global Corporation, a global leader in intelligent climate and energy solutions, from 2020-2021. He is a trustee emeritus of the American Enterprise Institute, and a member of the Council on Foreign Relations. Mr. Faraci graduated from Denison University with a degree in history and economics. He received his Master of Business Administration from the University of Michigan’s Ross School of Business.

Qualifications
–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

–
Expertise in public company accounting, risk management, disclosure, and financial system management

– Corporate governance and audit expertise gained through service on boards of other large corporations

14	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2024 DIRECTOR NOMINEES

Skills & Experience
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Top Level Enterprise/ Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Technology Transformation

–
Steel/Related Industry

–
International Markets

–
Environmental and Sustainability

–
Risk Management

Murry S. Gerber
Age: 71 Director Since: 2012	Committees – Audit (Chair)	Other Public Company Boards – BlackRock, Inc. – Halliburton Company

Experience
Mr. Gerber served as Executive Chairman of EQT Corporation, an integrated energy production company, from 2010 until May 2011, as its Chairman and CEO from 2000 to 2010, and as President from 1998 to 2010. EQT is among the leading natural gas producers in the USA. Prior to joining EQT, Mr. Gerber served for 20 years with Shell Oil Company as CEO of its energy trading business, as Treasurer of the company and in other technical and management positions as a geologist. Mr. Gerber is a member of the board of trustees of the Pittsburgh Cultural Trust and Augustana College. He is also a member of the boards of BlackRock, Inc. and Halliburton Company. Mr. Gerber holds a bachelor’s degree in geology from Augustana College and a master’s degree in geology from the University of Illinois.

Qualifications
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Deep knowledge of the energy industry, an important supplier to and customer of U. S. Steel

–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

– Corporate governance and audit expertise derived from service on boards of other multinational corporations
Skills & Experience – Top Level Enterprise/ Corporate Leadership – Human Capital Talent Development and Labor – Technology Transformation – Environmental and Sustainability – Risk Management	Jeh C. Johnson
	Age: 66 Director Since: 2020	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – Lockheed Martin Corporation – Metlife, Inc.

Experience
Secretary Johnson has been a partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP since January 2017. Previously, Secretary Johnson served as U.S. Secretary of Homeland Security from December 2013 to January 2017; as General Counsel of the U.S. Department of Defense from 2009 to 2012; as General Counsel of the U.S. Department of the Air Force from 1998 to 2001; and as an Assistant U.S. Attorney in the Southern District of New York from 1988 to 1991. Prior to and between his periods of public service, he was in private practice at Paul, Weiss. Secretary Johnson currently serves on the board of Lockheed Martin Corporation and MetLife, Inc. and as a trustee of Columbia University. Secretary Johnson previously served on the board of PG&E Corporation from May 2017 to March 2018. He graduated from Morehouse College, and received his law degree from Columbia Law School. Secretary Johnson has thirteen honorary degrees.

Qualifications
–
Extensive experience in legal and government roles contribute skills in the areas of risk management, cybersecurity oversight and public policy

–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

– Corporate governance experience gained through service on boards of other large corporations

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	15

PROPOSAL 1: ELECTION OF DIRECTORS 2024 DIRECTOR NOMINEES
Skills & Experience – Customer-Centricity and Innovation – Technology Transformation – International Markets – Steel/Related Industry – Environmental and Sustainability	Paul A. Mascarenas
	Age: 62 Director Since: 2016	Committees – Corporate Governance & Sustainability	Other Public Company Boards – ON Semiconductor Corp. – The Shyft Group – Borg Warner Inc. (2018-2022)

Experience
Mr. Mascarenas served as President and Chairman of the Executive Board of FISITA (Fédération Internationale des Sociétés d’Ingénieurs des Techniques de l’Automobile) from 2014 to 2016. Previously, Mr. Mascarenas worked for 32 years at Ford Motor Company, holding various development and engineering positions, and most recently serving as Chief Technical Officer and Vice President, leading Ford’s worldwide research organization. Mr. Mascarenas is a fellow of the Institution of Mechanical Engineers, and a fellow of the Society of Automotive Engineers. He served as general chairperson for the 2010 SAE World Congress and Convergence and has served on the FISITA board since 2012. Mr. Mascarenas also currently serves on the board of directors at ON Semiconductor Corp. and The Shyft Group, and is a Venture Partner with Fontinalis Partners. Mr. Mascarenas previously served on the board of Borg Warner Inc. from 2018 to 2022. In 2015, he was awarded an Order of the British Empire (OBE) by Her Majesty, Queen Elizabeth II, for his services to the automotive industry. Mr. Mascarenas received a degree in mechanical engineering from University of London, King’s College in England and in June 2013, received an honorary doctorate degree from Chongqing University in China.

	Qualifications – Extensive experience in product development, program management and business leadership, as well as experience working in an international forum		– Insight and expertise related to the automotive industry, an important customer of U. S. Steel – Knowledge of complex financial and operational issues

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Customer-Centricity and Innovation

–
Technology Transformation

–
International Markets

–
Environmental and Sustainability

–
Risk Management

Michael H. McGarry
Age: 66 Director Since: 2019	Committees – Audit – Compensation & Organization	Other Public Company Boards* – Shin Etsu Chemical Co., Ltd. – PPG Industries, Inc. (2015-2023)

Experience
Mr. McGarry is the former Executive Chairman of PPG Industries, Inc., a manufacturer and distributor of paints, coatings and specialty materials, a position he held from 2022 to 2023. He served as Chairman and Chief Executive Officer from 2016 through 2022. From 1981 to 2004, Mr. McGarry progressed through a variety of management positions at PPG, including Market Development Manager, silica products; Operations Manager, silicas; Business Manager, TESLIN® sheet; Product Manager in the derivatives, chlorine, liquid and dry caustic soda businesses; and General Manager, fine chemicals. He was appointed Vice President, chlor-alkali and derivatives in 2004; then Vice President, coatings, Europe, and managing director, PPG Europe in 2006; and Senior Vice President of the Commodity Chemicals reporting segment in 2008. In 2012, he was elected Executive Vice President and then Chief Operating Officer in 2014. Mr. McGarry became President and Chief Operating Officer in March 2015, joined PPG’s board of directors in July 2015 and was elected President and CEO in September 2015. Mr. McGarry also currently serves on the board of Shin Etsu Chemical Co., Ltd.. Mr. McGarry graduated from the University of Texas at Austin with a Bachelor of Science degree in mechanical engineering and completed the Advanced Management Program at Harvard Business School.

Qualifications
–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

–
Expertise in public company accounting, risk management, disclosure, financial system management

– Extensive experience in global manufacturing and logistics, operational issues, and business leadership
* Has been nominated for election to the board of directors of C. H. Robinson.

16	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2024 DIRECTOR NOMINEES

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Customer-Centricity and Innovation

–
Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

David S. Sutherland (Independent Board Chair)
Age: 74 Director Since: 2008	Committees – Executive	Other Public Company Boards – GATX Corporation – Imperial Oil, Ltd. (2010-2023)

Experience
Mr. Sutherland serves as the Corporation’s Independent Board Chair. He retired as President and Chief Executive Officer of the former IPSCO, Inc., a leading North American steel producer, in July 2007 after spending 30 years with the company and more than five years as President and Chief Executive Officer. Mr. Sutherland is a former chairman of the American Iron and Steel Institute and served as a member of the boards of directors of the Steel Manufacturers Association, the International Iron and Steel Institute, the Canadian Steel Producers Association and the National Association of Manufacturers. Mr. Sutherland earned a Bachelor of Commerce degree from the University of Saskatchewan and a Master of Business Administration from the University of Pittsburgh’s Katz Graduate School of Business.

Qualifications – Broad and deep knowledge of the steel industry – Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise		– Corporate governance and audit expertise derived from service on boards of other multinational corporations

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
Human Capital Talent Development and Labor

–
Customer-Centricity and Innovation

–
Technology Transformation

–
Environmental and Sustainability

–
Risk Management

Patricia A. Tracey
Age: 73 Director Since: 2007	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – None

Experience
Vice Admiral Tracey retired as Vice President, Homeland Security and Defense Services for HP Enterprise Services in October 2016. She worked with Hewlett Packard Co. in increasingly responsible roles until her retirement, and previously was a Client Industry Executive for business development and performance improvement with Electronic Data System Corporation, which was acquired by Hewlett Packard Co. in August 2008. From 1970 to 2004, Vice Admiral Tracey served in increasingly responsible operational and staff positions with the United States Navy, including Chief of Naval Education and Training from 1996 to 1998, Deputy Assistant Secretary of Defense (Military Personnel Policy) from 1998 to 2001, and Director, Navy Headquarters Staff from 2001 to 2004. Vice Admiral Tracey served as a consultant on decision governance processes to the United States Navy from 2004 to 2005 and to the Department of Defense from 2005 to 2006. She currently advises business owners pursuing opportunities with the U.S. Government. She also serves on the board of trustees of Norwich University and the board of directors of the Armed Forces Benefits Association. Vice Admiral Tracey holds a Bachelor of Arts degree in Mathematics from the College of New Rochelle and a Master of Science in Operations Research and Systems Analysis from the Naval Postgraduate School.

Qualifications
–
Senior executive leadership experience over a 34-year career in the U.S. military

–
Deep experience in government affairs, planning and executing large scale organization and workforce transformation strategies, occupational safety and environmental compliance, and governance

– Insight regarding information technology and cybersecurity gained from overseeing implementation of advanced solutions for Department of Defense and Homeland Security agencies

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	17

Corporate
Governance
Corporate governance is a continuing focus at U. S. Steel, embraced by the Board of Directors, management, and all employees. We have a long and rich tradition relating to corporate governance and public company disclosure, including being one of the first publicly traded companies in United States history to hold an annual meeting of stockholders and to publish an annual report. In this section, we describe some of our key governance policies and practices.
OUR GOVERNANCE FRAMEWORK

U. S. Steel is committed to maintaining the highest standards of corporate governance and ethical conduct, which we believe are essential for sustained success and long-term stockholder value. In light of this goal, the Board oversees, counsels and directs management in the long-term interests of U. S. Steel, its stockholders and its customers. Our governance framework gives our highly-experienced directors the structure necessary to provide oversight, advice and counsel to U. S. Steel. The Board’s responsibilities include:

–
overseeing the management of our business and the assessment of our business risks;

–
overseeing the processes for maintaining the integrity of our financial statements and other public disclosures, and compliance with laws and ethical principles;

–
reviewing and approving our major financial objectives and strategic and operating plans;

–
overseeing our sustainability, human capital management and succession planning for the CEO and other key executives; and

–
establishing an effective governance structure, including appropriate board composition and planning for board succession.

The Board discharges its responsibilities through regularly scheduled meetings as well as through telephone or video conferences, actions by written consent and other communications with management as appropriate. U. S. Steel expects directors to attend all meetings of the Board and the Board committees upon which they serve, and all annual meetings of its stockholders.
–
During the fiscal year ended December 31, 2023, the Board held 16 meetings as well as interim conference calls and business updates.

–
All of the directors attended in excess of 75% of the meetings of the Board and the committees on which they served.

–
All 13 of the incumbent directors attended the 2023 Annual Meeting of Stockholders.

The Board has long adhered to governance principles designed to assure excellence in the execution of its duties. The Board regularly reviews U. S. Steel’s governance policies and practices, which take into consideration stockholder feedback. These principles are outlined in our Corporate Governance Principles, which, in conjunction with our certificate of incorporation, by-laws, Board committee charters and related policies, form the framework for the effective governance of U. S. Steel.

18	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

CORPORATE GOVERNANCE OUR GOVERNANCE FRAMEWORK
CORPORATE GOVERNANCE MATERIALS
The following materials are available on our website, www.ussteel.com – Corporate Governance Principles – By-laws – Board Committee Charters – Code of Ethical Business Conduct	These materials are also available in print to any person, without charge, upon written request to: Corporate Secretary United States Steel Corporation 600 Grant Street, Suite 1884 Pittsburgh, PA 15219
Corporate Governance at A Glance
Leadership Structure
–
Our Board Chair is independent and interacts closely with our CEO

–
The independent Board members elect our Board Chair annually. Among other duties, our Board Chair leads executive sessions of the independent directors to discuss certain matters without management present

Board Composition
–
The Board regularly assesses its performance through annual Board and committee self-evaluations

–
The Corporate Governance & Sustainability Committee periodically updates the board skills analysis to ensure the Board composition is aligned with U. S. Steel’s strategic needs

Board Independence	– 12 out of 13 of our nominees are independent – Our CEO is the only employee director
Board Committees
–
We have four Board committees — Executive, Audit, Corporate Governance & Sustainability, and Compensation & Organization

–
With the exception of the Executive Committee (composed of our Board Chair and CEO), all other committees are composed entirely of independent directors

Management Succession Planning
–
The Board actively monitors succession planning and talent development and receives regular updates on employee engagement, inclusion and diversity, and retention matters

–
The Board regularly reviews senior management succession and development plans

Director Stock Ownership
–
Our directors are required to receive more than half of their annual retainer in shares of our common stock, which will either vest after one year or are deferred until retirement, at the election of the director, and are subject to robust ownership requirements

Risk Oversight
–
Our full Board is responsible for risk oversight, and has designated committees to have particular oversight of certain key risks, including sustainability/climate-related risks and cybersecurity risks

–
Our Board oversees management as management fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks

Accountability to Stockholders
–
We use majority voting in uncontested director elections with a director resignation policy

–
We have annual elections of directors

–
We implemented a proxy access by-law provision in line with market standards, which enables certain of our stockholders to nominate directors and have their eligible nominees included in the proxy statement with our nominees

–
We actively and routinely reach out to our stockholders through our engagement program

–
Stockholders can contact our Board, our Board Chair or management by mail

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	19

CORPORATE GOVERNANCE KEY AREAS OF BOARD OVERSIGHT
KEY AREAS OF BOARD OVERSIGHT
Strategy
A primary responsibility of our Board is oversight of our business strategy. At each regular Board meeting throughout the year, our Board reviews our strategy, operating plans, and overall financial performance, and progress on each, and provides significant guidance and feedback. In addition, at least one multi-day meeting each year is dedicated to our long-term strategic planning. The Board also devotes significant time to reviewing our capital allocation strategy aligned with the Best for All® strategy. Annually, our Board reviews and approves our capital authorization and spending budgets, which are designed to strategically deploy capital intended to facilitate investments required to achieve operational excellence, grow profitability, generate strong returns and improve sustainability performance.
Creating Long-term Stockholder Value

The primary goal of our capital allocation strategy is to create long-term stockholder value driven by four priorities for cash:
–
maintaining balance sheet strength that supports the Corporation’s strategic objectives;

–
investing in new, less capital intensive technologies that are less carbon intensive to support sustainable innovation to achieve our Best for All® strategy;

–
reinvesting in our current assets to advance operational excellence to deliver high-quality products and service to our customers; and

–
returning cash to stockholders.

To oversee management’s performance in executing our strategy, the Board receives regular updates and actively engages in dialogue with our executive management team. Members of our Board also periodically visit our facilities to monitor the execution of our strategy in our operating segments, and to assess areas for improvement or potential risk.
Succession Planning
Our Board and management consider succession planning and professional development to be an integral part of the Corporation’s long-term strategy. The Board and management have a robust, well-developed succession planning process that not only develops internal leadership candidates, but also considers external leadership candidates for top executive roles. Our Board discusses succession planning at least twice annually.
STEP 1	STEP 2
– Our full Board reviews senior management succession and development plans with our CEO
–
Our CEO then presents to the independent directors his evaluations and recommendation of future candidates for the CEO position and other senior leadership roles and potential succession timing for those positions, including under emergency circumstances

The Board also reviews and discusses development plans for individuals identified as high-potential candidates for senior leadership positions. The Board is responsible for monitoring our management succession and leadership development plans.
Our Corporate Governance Principles require all executive officers to retire at age 65. The Compensation Committee may, in its discretion, waive that requirement, and waived it for Mr. Burritt.

20	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

CORPORATE GOVERNANCE KEY AREAS OF BOARD OVERSIGHT
Sustainability

FULL BOARD

The Board monitors and guides the Corporation's ESG practices, reporting metrics and performance and retains overall oversight of sustainability, risk and strategic direction, and, in addition to the areas of risk oversight described on page 22, has delegated to each of the three standing committees specific oversight responsibilities.

AUDIT COMMITTEE

- Assists the Board in overseeing the operational activities of the Corporation and identifying and reviewing risks that could have a material impact on U. S. Steel, including risks related to climate change; and
- oversees ethics and compliance program to ensure strong governance culture

COMPENSATION & ORGANIZATION COMMITTEE

Oversees human capital-related ESG matters, including in the areas of diversity, equity and inclusion (DE&I), culture and employee engagement, and pay equity.

CORPORATE GOVERNANCE & SUSTAINABILITY COMMITTEE

- Oversees the sustainability program as a whole and the risks associated with achieving certain sustainability-related measures, including greenhouse gas emissions and other climate-related matters and sustainable use and management of natural resources (such as air, water, land and minerals);
- Meets at least quarterly, and regularly reports climate-related matters to the Board; and
- As part of its oversight, reviews sustainability as a standing agenda item, including reports and discussions on sustainability strategic priorities, implementation of the GHG emissions and intensity reduction targets, the use of reporting and disclosure frameworks, and community engagement activities

MANAGEMENT

Takes an active role in managing and assessing climate-related risks and opportunities by integrating climate-related risk into our overall Enterprise Risk Management (ERM) framework, as well as forming interdepartmental committees to drive our sustainability strategy.

Culture and Human Capital Management
Moving up the talent curve is a critical success factor to achieving our corporate strategy. Because we believe U. S. Steel will only be able to successfully execute on its strategic priorities with the full engagement of a talented workforce, the Board and its committees oversee human capital management. The Board periodically discusses and receives reports on the results of employee engagement or inclusion surveys, the collective bargaining process and relationship between management and the United Steelworkers, and relevant workforce metrics, including those related to inclusion and diversity, talent development, and pay equity analysis and hiring practices. In addition, in 2022, the Compensation Committee charter was revised to expand its oversight responsibilities to specifically include human capital strategies, including in the areas of diversity, equity and inclusion, culture and employee engagement and pay equity.
Director Visits to U. S. Steel Facilities

The Board also believes that visits to facilities enable it to observe the Corporation’s culture first-hand. In 2023, our directors visited our Research and Technology Center in Munhall, Pennsylvania, and several visited other facilities across our footprint, including Big River Steel and Mon Valley Works. These experiences enable the Board to demonstrate and observe U. S. Steel’s culture of caring and prioritization of safety, and evaluate whether the Corporation is adopting business practices that create the engaged and stable workforce needed to achieve its long-term strategy.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	21

CORPORATE GOVERNANCE BOARD’S ROLE IN RISK OVERSIGHT
BOARD’S ROLE IN RISK OVERSIGHT
The Board of Directors is responsible for overseeing the assessment and management of risks impacting U. S. Steel. The Board annually reviews U. S. Steel’s strategic plan which includes a review of risks related to: safety, environmental, operating and competitive matters; social, political, and regulatory issues; employee and labor issues; and financial results and projections. Although the Audit Committee has primary responsibility for overseeing risk management, each of our other Board committees also considers the risks within its specific areas of responsibility. Each committee regularly reports to the full Board on its respective activities, including, when appropriate, those activities related to risk assessment and risk management oversight.

22	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE
Cybersecurity Oversight
With investors and stakeholders focused on cybersecurity risks across the globe, we are confident in the Board’s execution of its oversight of this risk, among others. Our management team works with the Board, primarily through the Audit Committee, to keep them informed and educated on cybersecurity topics, including:

CYBERSECURITY RISK BOARD OVERSIGHT

The Board of Directors is responsible for overseeing the assessment and management of enterprise-level risks that may impact U. S. Steel.

AUDIT COMMITTEE

The Audit Committee has primary responsibility for overseeing risk management, including oversight of risks from cybersecurity threats.

MANAGEMENT

Management, including the Chief Information Officer and Chief Information Security Officer, reports on cybersecurity matters regularly to the Board, primarily through the Audit Committee, including:

- an annual report regarding specific risks and mitigation efforts within U. S. Steel; and
- a 5-year cybersecurity threat assessment conducted by third party experts.

Management provides benchmarking information and updates on key operational and compliance metrics to the Board.

- **Training:** Cybersecurity training is provided to the full Board of Directors, including training by third party experts, to educate directors on the current cyber threat environment and measures companies can take to mitigate risk and impact of cyber attacks.
- **Incident Response Plan:** The Company maintains a Cybersecurity Incident Response Plan, which establishes an organizational framework and guidelines intended to facilitate an effective response and handling of cybersecurity incidents that could jeopardize the availability, integrity, or confidentiality of U. S. Steel's assets.

BOARD LEADERSHIP STRUCTURE
The Board regularly considers the appropriate leadership structure for U. S. Steel. It has concluded that the Corporation and its stockholders are best served by the Board retaining discretion to determine whether the same individual should serve as both Chief Executive Officer and Board Chair, or whether the Board Chair should be an independent director. The Board believes that it is important to retain the flexibility to make this determination at any given point in time based on what will provide the best leadership structure, taking into account the needs of U. S. Steel at that time. Mr. Sutherland currently serves as the independent Board Chair.
If the Board Chair is not independent, then the independent directors will elect from among themselves a Lead Director. The Board Chair (or Lead Director) is elected annually by the Board. Because our current Board Chair is independent, his duties also include the duties of the Lead Director listed below.
Lead Director Duties:

–
Chair executive sessions of the non-employee directors

–
Serve as a liaison between the CEO and the independent directors

–
Approve Board meeting agendas and, in consultation with the CEO and the independent directors, approve Board meeting schedules to ensure there is sufficient time for discussion of all agenda items

–
Approve the type of information to be provided to directors for Board meetings

–
Be available for consultation and direct communication with our stockholders

–
Call meetings of the independent directors when necessary and appropriate

–
Perform other duties as the Board may designate

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	23

CORPORATE GOVERNANCE BOARD AND COMMITTEE EVALUATION PROCESS
BOARD AND COMMITTEE EVALUATION PROCESS
The Board conducts annual self-evaluations to determine whether it and its committees are functioning effectively and whether its governing documents continue to remain appropriate. Each standing committee, other than the Executive Committee, annually reviews its own performance and reports the results and any recommendations to the Board. The process is designed and overseen by the Corporate Governance & Sustainability Committee.
Annual Board and Committee Self-Evaluations
STEP 1 Questionnaire	STEP 2 Board Assessment	STEP 3 Individual Interviews	STEP 4 Evaluation Results	Step 5 Follow up Actions
Directors respond to a wide range of questions related to topics including Board operations and composition, satisfaction of responsibilities, Board and management dynamics and accessibility of resources. Open-ended questions are also included to identify key strengths and areas for improvements of the Board.
	The Board evaluation includes an assessment of whether the Board has the appropriate mix of skills, experience and other characteristics, and is made up of a sufficiently diverse group of people.	The Board Chair and Committee Chairs conduct individual interviews with each director to discuss Board, and committee and performance and effectiveness.	Results of the evaluations are discussed by the full Board, and each committee, respectively.	Feedback from this evaluation process is used to make any necessary changes to Board practices, composition, size and other matters.
BOARD REFRESHMENT
Our Board maintains a robust process to identify, consider and evaluate potential board candidates. Our Corporate Governance & Sustainability Committee leads this process by considering prospective candidates at its meetings. In identifying appropriate candidates through a thoughtful evaluation, supported by its outside consultants, the committee is focused on aligning the skills, experience and characteristics of our Board with the strategic development of U. S. Steel. A primary goal is to ensure sufficient Board diversity so that its membership consists of individuals with a variety of backgrounds, skills, experience and attributes.
The members aim to strike a balance between the knowledge that comes from longer-term service on the Board with the fresh insights that can come from adding new members to the Board. The Board has been undergoing a deliberate refreshment effort over the past several years to add important skills, experience and diversity to oversee our corporate strategy. While the Board seeks director candidates who bring a breadth of experiences rather than any one specific area of expertise, in recent years, the Board has focused on recruiting directors with strong financial acumen, CEO experience, customer-centricity and technology transformation experience and gender and racial diversity. We have added 5 new directors in the last 4 years, each of whom enriches our Board with one or more of these attributes. The following shows our Board refreshment process:

24	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD COMMITTEES
BOARD COMMITTEES
Under our by-laws and the general corporation law of the State of Delaware, U. S. Steel’s state of incorporation, the business and affairs of U. S. Steel are managed under the direction of the Board of Directors. The non-employee directors regularly hold executive sessions without management present. The Board has three standing committees, each of which is comprised exclusively of independent directors: the Audit Committee; the Compensation & Organization Committee; and the Corporate Governance & Sustainability Committee.
Each of the standing committees has a written charter adopted by the Board, which is available on our website (https://www.ussteel.com). The committee charters are regularly reviewed and updated to incorporate best practices and prevailing governance trends. The Board also has an Executive Committee that acts on, and reports to the Board on, routine or delegated matters that arise between Board meetings.
Each standing committee is required to have at least three members, each of whom is considered independent. Each of the standing committee charters require the committee to perform a self-evaluation and review its charter annually. Each committee may in its sole discretion, retain or obtain the advice of outside advisors, including any consultant, independent legal counsel or other advisor, at the Corporation’s expense to assist the committee in fulfilling its duties and responsibilities.
THE TABLE BELOW SHOWS THE CURRENT COMMITTEE MEMBERSHIPS OF OUR DIRECTORS:
Director	Audit Committee	Compensation & Organization Committee	Corporate Governance & Sustainability Committee	Executive Committee
Tracy A. Atkinson	■	■
Andrea J. Ayers	■	■
David B. Burritt				■
Alicia J. Davis	■		■
Terry L. Dunlap		■	■
John J. Engel			■
John V. Faraci		■
Murry S. Gerber	■
Jeh C. Johnson	■		■
Paul A. Mascarenas			■
Michael H. McGarry	■	■
David S. Sutherland (Independent Board Chair)				■
Patricia A. Tracey	■		■
TOTAL MEETINGS HELD IN 2023:	4	7	5
■ Member   ■ Chair

Chair:
Murry S. Gerber*
Members:
Tracy A. Atkinson*
Andrea J. Ayers
Alicia J. Davis
Jeh C. Johnson
Michael H. McGarry*
Patricia A. Tracey
All members are “financially literate.”
*
These three directors meet the SEC’s definition of an “audit committee financial expert.”

No member of the Audit Committee serves on the audit committees of more than two other publicly traded companies.
AUDIT

Duties and Responsibilities
–
Review and discuss with management and the independent registered public accounting firm matters related to the annual audited financial statements, quarterly unaudited financial statements, earnings press releases and the accounting principles and policies applied;

–
Review and discuss with management and the independent registered public accounting firm matters related to the Corporation’s internal controls over financial reporting;

–
Review the responsibilities, staffing and performance of the Corporation’s internal audit function;

–
Review issues regarding the Corporation’s compliance with legal or regulatory requirements and corporate policies dealing with business conduct;

–
Appoint (subject to stockholder ratification), compensate, retain, and oversee the work of the Corporation’s independent registered public accounting firm. The committee has the sole authority to approve all audit engagement fees and terms as well as all non-audit engagements with the firm; and

–
Discuss policies regarding risk assessment and risk management, including overseeing cybersecurity risks.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	25

CORPORATE GOVERNANCE BOARD COMMITTEES

Chair:
John V. Faraci*
Members:
Tracy A. Atkinson
Andrea J. Ayers
Terry L. Dunlap
Michael H. McGarry
The Compensation Committee meets in executive session without management for a portion of each regular meeting.
COMPENSATION & ORGANIZATION

Duties and Responsibilities
–
Review and approve the Corporation’s overall compensation philosophy and related compensation and benefit programs, policies and practices;

–
Recommend the CEO’s compensation to the independent directors based on the evaluation of the CEO’s performance;

–
Determine and approve, with input from the CEO, the compensation of the Corporation’s executive officers;

–
Assess whether the Corporation’s compensation policies and practices could be reasonably likely to create a risk that could have a material adverse effect on the Corporation;

–
Assess the independence of the Corporation’s executive compensation consultant;

–
Consider the most recent stockholder advisory vote on executive compensation; and

–
Review and discuss with management the Corporation’s human capital management strategies, including in the areas of diversity, equity and inclusion, culture and employee engagement and pay equity.

The Compensation Committee retains Pay Governance, LLC as its independent executive compensation consultant. A representative of Pay Governance attended all meetings of the Compensation Committee in 2023.

Chair:
John J. Engel
Members:
Alicia J. Davis
Terry L. Dunlap
Jeh C. Johnson
Paul A. Mascarenas
Patricia A. Tracey
The Committee has the sole authority to retain and terminate any search firm used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.
CORPORATE GOVERNANCE & SUSTAINABILITY

Duties and Responsibilities
–
Identify, evaluate and recommend nominees for the Board, consistent with the Corporate Governance Principles, including determining and monitoring whether or not each director and prospective director is “independent” within the meaning of any rules and laws applicable to the Corporation;

–
Make recommendations to the Board concerning the appropriate size, composition and leadership of the Board and its committees;

–
Make recommendations to the Board concerning the compensation of non-employee directors;

–
Recommend to the Board a set of corporate governance principles for the Corporation and annually review and recommend appropriate changes to the Board;

–
Review and discuss risk matters relating to legislative, regulatory and public policy issues affecting the Corporation’s businesses and operations;

–
Review public policy issues likely to be of interest to various stakeholders of the Corporation, including employee health and safety, environmental, energy and trade matters;

–
Establish, review and approve changes to the Corporation’s codes of conduct applicable to the Corporation’s employees and directors; and

–
Assist the Board in fulfilling its oversight responsibilities for sustainability matters, including greenhouse gas emissions and other climate-related matters, sustainable use and management of natural resources (such as air, water, land and minerals), and corporate social responsibility, including the Corporation’s record of compliance with related laws and regulations.

26	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

CORPORATE GOVERNANCE OUR ESG FRAMEWORK
OUR ESG FRAMEWORK
U. S. Steel is a leading steel producer of high-quality, value-added steel products that serve as the building blocks of a sustainable future.
U. S. Steel’s Best for All® approach to investments in our people, our communities, and our sustainability efforts is designed to positively impact people locally and globally. In order to help our customers achieve their sustainability goals and emissions reduction targets, we are committed to lowering the carbon footprint of our products by developing innovative solutions and leveraging the latest technological advancements. Outside of the organization, U. S. Steel is engaging the community and working with local leaders to develop better neighborhoods for the communities in which we operate.
Environmental
U. S. Steel is committed to effective environmental stewardship. Our business practices are designed to reduce negative environmental impacts. We believe part of being a good corporate citizen requires a dedicated focus on how our industry affects the environment. We continue to promote cost-effective environmental strategies by supporting the development of appropriate air, water and waste laws and regulations at the local, state, national and international levels. In addition, we are working to achieve a 20% reduction in GHG emissions intensity (Scope 1 plus Scope 2) by 2030, against our 2018 baseline, which was 2.31 metric tons CO2e/metric ton raw steel for Scope 1 plus Scope 2, and continue to take actions to move towards our net-zero ambitions. We are committed to annual public reporting on progress against these goals, as well as the measures being implemented to achieve them.
Social
Ensuring an inclusive work environment has been an integral part of our business DNA for years, and we are proud of the progress we’ve made to provide an environment where everyone belongs and can thrive. We work closely with our stakeholders to learn different viewpoints and experiences. Our external collaborations contribute invaluable perspectives that help us to know what will bring us to our Best for All future. In June 2023, U. S. Steel published its second Diversity, Equity and Inclusion Report, highlighting our progress in initiatives that foster more diverse, equitable and inclusive workplaces. Additional information regarding our DE&I efforts, including our 2022 EEO-1 Report, is available in this report, which can be found at our ESG Data Hub on our website.
Governance
Our Board oversees our sustainability program primarily through the Corporate Governance & Sustainability Committee. The Corporate Governance & Sustainability Committee reviews sustainability as a standing agenda item at each quarterly meeting, including reports and discussions on sustainability strategic priorities, implementation of the GHG emissions intensity reduction targets, and the use of reporting and disclosure frameworks, and the committee reviews all sustainability reports prior to publication.
It also makes recommendations to the Board and monitors compliance with U. S. Steel’s programs and practices regarding government relations and political contributions, corporate philanthropy and stockholder engagement.
The Audit Committee also assists the Board in identifying and reviewing risks that could have a material impact on U. S. Steel, including risks related to climate change.
Our culture is based on our S.T.E.E.L. Principles: Safety First; Trust and Respect; Environmental Stewardship, Excellence and Accountability; and Lawful and Ethical Conduct. We expect our employees and members of our Board to take personal responsibility to “do what’s right,” and our Code of Ethical Business Conduct serves as the foundation for the actions of our employees and directors.

This page provides highlights of our sustainability efforts. For more information, please visit our ESG Data Hub on our website at https://www.ussteel.com/sustainability/esg-data-hub, where you will find the following documents among others:

– ESG Report – GRI/SASB Index – DE&I Report – Climate Strategy Report – TCFD Report	– Corporate Governance Principles – By-Laws – Audit Committee Charter – Compensation & Organization Committee Charter – Corporate Governance & Sustainability Charter

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	27

CORPORATE GOVERNANCE COMMITMENT TO STOCKHOLDER ENGAGEMENT
COMMITMENT TO STOCKHOLDER ENGAGEMENT
The Board, as well as management, prioritizes constructive communication with our stockholders to hear their views about U. S. Steel’s governance and compensation practices. Our CEO, CFO and Investor Relations team regularly communicate with our investors and the investment community regarding our business strategy and financial performance. Additionally, we have maintained ongoing dialogue with our largest stockholders regarding our corporate governance and executive compensation program since 2012. The feedback we receive from these discussions is carefully considered by the Board, the Corporate Governance & Sustainability Committee and the Compensation & Organization Committee.
Our Engagement Process

28	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

CORPORATE GOVERNANCE DIRECTOR COMPENSATION
Actions Taken by the Board Following Stockholder Engagement
The feedback we receive from our stockholders during our engagements is thoughtfully considered by management and the Board, and has led to modifications in our sustainability, executive compensation programs and governance practices and disclosures. Some of the actions we have taken that are informed by stockholder feedback and insights over the last several years include:
Topic	What We Heard From Our Stockholders	Actions in Response to Stockholder Feedback
Sustainability	Encouraged by our increased and enhanced sustainability disclosure and GHG reduction goals
–
Released inaugural TCFD Report and published a “Roadmap to 2050” on our website in 2021 and a Climate Strategy Report in 2022; updated TCFD Report released in 2023

–
Inaugural Sustainability Report issued in 2019 with enhanced reports released each year thereafter

–
Announced 20% GHG Emissions Intensity Reduction Goal by 2030, compared to a 2018 baseline, and net-zero by 2050 ambition

Talent Strategy	Comprehensive inclusive benefits provide helpful insight into U. S. Steel’s culture of inclusion	– Inaugural Diversity, Equity and Inclusion Report published in 2022, including disclosure of EEO-1 Report, published in 2023
Executive Compensation	Continue to align executive compensation with company performance	– Ongoing benchmarking of compensation practices to our peers See page 41 for more on enhancements to our executive compensation program
Governance	Positive feedback regarding transparency of governance program
–
Proactive board refreshment that includes a focus on diversity

–
Enhanced disclosure regarding Board diversity and skills

–
Proactively adopted proxy access in 2016

–
Annual website disclosure regarding political contributions

Communications from Stockholders and Interested Parties
Stockholders and interested parties may send communications through the Corporate Secretary of U. S. Steel to the: Board, Committee Chairs, Board Chair, or outside directors as a group. The Corporate Secretary will collect, organize and forward to the directors all communications that are appropriate for consideration by the directors. Examples of communications that would not be considered appropriate for consideration by the directors include solicitations for products or services, employment matters, matters not relevant to the functioning of the Board, or to the Corporation’s affairs, and matters not relevant to stockholders generally. All communications should be directed to: Corporate Secretary, United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, PA 15219.
DIRECTOR COMPENSATION
The goal of U. S. Steel’s director compensation program is to attract and retain individuals of substantial accomplishment with demonstrated leadership capabilities to serve as directors. Our compensation program also reflects the time and talent required to serve on the board of a complex corporation. While the Board seeks to provide sufficient flexibility in the form of compensation to meet directors’ varying needs, in order to align the interests of directors with the interests of stockholders, the majority of our non-employee director compensation is equity-based. Non-employee directors may receive their annual retainer in the form of equity and/or cash, with a minimum of 55% of the retainer to be in the form of equity, as described below. Directors who are employees of U. S. Steel receive no compensation for their service on the Board.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	29

CORPORATE GOVERNANCE DIRECTOR COMPENSATION
2023 Director Compensation
For 2023, the Board maintained the annual retainer of $300,000 after conducting a robust benchmarking review process, described below. Each committee chair received an additional $20,000 and the Board Chair received an additional $150,000 retainer. No meeting fees or committee membership fees are paid.
Compensation Review Process
The Corporate Governance & Sustainability Committee reviews director compensation on an annual basis and makes a recommendation to the Board of Directors.
–
Annually, Pay Governance, an independent compensation consultant, presents a benchmarking report on director compensation for the same peer group of companies the Compensation Committee uses for determining compensation for our executives, as well as for a larger general comparator group of 140 companies in a similar revenue range as U. S. Steel.

After reviewing the information presented by Pay Governance, as well as other public information on the topic, the committee evaluates the plan design and compensation levels to ensure they are consistent with market trends and makes recommendations of any appropriate changes to the Board.
Director Stock Ownership
The Director Compensation Policy also imposes a stock ownership guideline for non-employee directors. Directors are expected to hold five times the maximum cash portion of their retainer within five years of joining the Board.
Other Compensation
We provide transportation or reimburse the cost of transportation when a director travels on U. S. Steel business, including to attend meetings of the Board or a committee, and pay other U. S. Steel business-related expenses.
Deferred Compensation Program
Each non-employee director is required to receive a minimum of 55% of his or her retainer in the form of equity-based compensation. Directors may elect to receive this equity in the form of Deferred Stock Units (as defined below), which are distributed upon leaving the Board, or one-year vesting restricted stock units. If a director does not submit a timely election, then such director will receive 55% of his or her retainer in the form of restricted stock units. A “Deferred Stock Unit” is sometimes referred to as “phantom stock” because initially no stock is actually issued. Instead, we keep a book entry account for each director that shows how many Deferred Stock Units such director has. When a director leaves the Board, such director receives actual shares of common stock corresponding to the number of Deferred Stock Units in his or her account. The ongoing value of each Deferred Stock Unit equals the market price of the common stock. When dividends are paid on the common stock, we credit each account with equivalent amounts in additional Deferred Stock Units. If U. S. Steel were to undergo a change in control resulting in the removal of a non-employee director from the Board, that director would receive a cash payment equal to the value of his or her deferred stock account.
Non-Employee Director Stock Program
Under our Non-Employee Director Stock Program, upon joining our Board, each non-employee director is eligible to receive a matching grant of up to 1,000 shares of common stock. In order to qualify for such matching grant, each director must first have purchased an equivalent number of shares in the open market during the six months following the first date of his or her service on the Board.

30	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

CORPORATE GOVERNANCE DIRECTOR COMPENSATION
Director Compensation Table
The following table shows the compensation of non-employee directors in 2023:
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Other Compensation(4)	Total ($)
Tracy A. Atkinson	135,000	165,013		300,013
Andrea J. Ayers	0	400,016	31,220	431,236
Alicia J. Davis	112,500	192,528	22,390	327,418
Terry L. Dunlap	100,000	210,003		310,003
John J. Engel	144,000	176,035		320,035
John V. Faraci	144,000	176,059		320,059
Murry S. Gerber	144,000	176,035		320,035
Jeh C. Johnson	0	300,008		300,008
Paul A. Mascarenas	120,000	180,010		300,010
Michael H. McGarry	135,000	165,013		300,013
David S. Sutherland	0	450,025		450,025
Patricia A. Tracey	135,000	165,013		300,013

(1)
Compensation Election and Fees Paid in Cash. The amount shown represents the cash portion of the annual retainer paid to directors as described above. The directors elected to receive their 2023 annual retainer as equity-based compensation in the following amounts: Messrs. Johnson and Sutherland and Ms. Ayers  —  100%; Mr. Dunlap — 60% for the period April 2022-April 2023 and January 2023-April 2023, and 70% from May 2023-December 2023; Mr. Mascarenas  —  60%; and all other then-serving directors  —  55%. Ms. Davis, who joined the Board effective March 1, 2023, received a pro-rated retainer for March-April 2023.

(2)
Grant Date Fair Value. The amount shown represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). This column reflects the award of the annual grants made on April 25, 2023 with a grant date fair value of $24.39 per unit (Ms. Ayers, who joined the Board effective January 1, 2023, and also received a prorated grant on January 4, 2023 with a grant date fair value of $24.92 per unit, and Ms. Davis, who joined the Board effective March 1, 2023, and also received a prorated grant on March 7, 2023 with a grant date fair value of $29.37 per unit). Grants are made in whole shares.

(3)
Unvested Stock Units for Non-Employee Directors. As of year-end December 31, 2023:

Name	Restricted Stock Units	Deferred Stock Units
Tracy A. Atkinson	0	6,767
Andrea J. Ayers	0	12,303
Alicia J. Davis	7,704	0
Terry L. Dunlap	8,612	0
John J. Engel	0	7,219
John V. Faraci	3,610	3,610
Murry S. Gerber	7,219	0
Jeh C. Johnson	0	12,303
Paul A. Mascarenas	3,691	3,691
Michael H. McGarry	0	6,767
David S. Sutherland	0	18,455
Patricia A. Tracey	6,767	0

(4)
Ms. Ayers received a matching grant of 1,000 shares on March 3, 2023, in accordance with the Non-Employee Director Stock Program, with a fair market value of $33.21 per share. Ms. Davis received a matching grant of 1,000 shares on May 3, 2023, in accordance with the Non-Employee Director Stock Program, with a fair market value of $22.39 per share.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	31

CORPORATE GOVERNANCE RELATED PERSON TRANSACTIONS POLICY
RELATED PERSON TRANSACTIONS POLICY
The Board of Directors of the Corporation has adopted a written policy that requires certain transactions with related persons to be approved or ratified by its Corporate Governance & Sustainability Committee.
For purposes of this policy, related persons include:

–
any person who is, or at any time since the beginning of the Corporation’s last fiscal year was, a director or executive officer of the Corporation or a nominee to become a director of the Corporation;

– any person who is the beneficial owner of more than 5% of any class of the Corporation’s voting securities; and – any immediate family member of any person described above.
The types of transactions that are subject to this policy are transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Corporation, or any of its subsidiaries, was, is or will be a participant and in which any related person had, has or will have a direct or indirect material interest and the aggregate amount involved will or may be expected to exceed $120,000.
The standards applied by the Corporate Governance & Sustainability Committee when reviewing transactions with related persons include:

–
the benefits to the Corporation of the transaction;

–
the terms and conditions of the transaction and whether these terms and conditions are comparable to the terms available to or from an unrelated third party or employees generally; and

– the potential for the transaction to affect the independence or judgment of a director or executive officer of the Corporation.
Under the policy, certain transactions are deemed to be automatically pre-approved and do not need to be brought to the Corporate Governance & Sustainability Committee for individual approval.
The transactions that are automatically pre-approved include:

–
transactions involving compensation to directors and executive officers of the type that is required to be reported in the Corporation’s proxy statement;

–
indebtedness for ordinary business travel and expense payments;

–
transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), a director or beneficial owner of less than 10% of any class of equity securities of that company, provided that the amount involved does not exceed the greater of   $1,000,000 or 2% of that company’s consolidated gross annual revenues;

–
transactions where the interest of the related person arises solely from the ownership of a class of equity securities of the Corporation, and all holders of that class of equity securities receive the same benefit on a pro rata basis;

–
transactions where the rates or charges involved are determined by competitive bid;

–
transactions involving the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental regulation; and

–
transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

There were no transactions that required approval of the Corporate Governance & Sustainability Committee under this policy during 2023.

32	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

CORPORATE GOVERNANCE DIRECTOR INDEPENDENCE
DIRECTOR INDEPENDENCE
The Board affirmatively determined that all non-employee director nominees for 2024 are independent within the definitions of independence of both the New York Stock Exchange (“NYSE”) listing standards and the U.S. Securities and Exchange Commission (“SEC”) standards. U. S. Steel has incorporated the NYSE and SEC independence standards into our own categorical standards for independence. The Board has affirmatively determined that none of the directors or nominees for director, other than our CEO, Mr. Burritt, has a material relationship with U. S. Steel. The Board made this determination based on all relevant facts and circumstances.
AUDIT COMMITTEE. The Board also determined that each member of the Audit Committee: (1) did not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any of its subsidiaries, and (2) was not an affiliated person of the Corporation or any of its subsidiaries. Therefore each member satisfied both the SEC’s and the NYSE’s enhanced independence standards for audit committee members.
COMPENSATION COMMITTEE. The Board also determined that no member of the Compensation Committee has a relationship to the Corporation that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member. Therefore, each member of the Compensation Committee satisfied the NYSE’s enhanced independence standards for compensation committee members.
For more information, our standards of director independence are located in our Corporate Governance Principles available on our website at https://www.ussteel.com.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	33

Proposal 2:
Advisory Vote on Executive Compensation

INFORMATION ABOUT THIS PROPOSAL
Stockholders are being asked to approve, on an advisory basis, the 2023 compensation of our five named executive officers as described in the Compensation Discussion & Analysis and the Executive Compensation Tables.

The Board of Directors recommends a vote “FOR” the resolution approving the compensation of our Named Executive Officers.

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are seeking an advisory vote from our stockholders on the following resolution to approve the compensation of the named executive officers (“NEOs”) listed in the compensation tables of this proxy statement:
RESOLVED, that the stockholders of United States Steel Corporation approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K and the other compensation disclosure rules of the Securities and Exchange Commission in U. S. Steel’s proxy statement for the 2024 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussions.
We intend to offer this non-binding advisory vote at each of our annual meetings. Although it is not binding, we and the Board welcome our stockholders’ views on our NEOs’ compensation and will carefully consider the outcome of this advisory vote consistent with the best interests of all stockholders.
Say-on-Pay Advisory Vote Discussion
At the 2023 Annual Meeting of Stockholders, approximately 95% of the votes cast were “For” our advisory vote on executive compensation. We value the feedback we receive from regular engagement with our stockholders and are encouraged by the support we have received over the past several years for our compensation program and recognition of our responsiveness to stockholders.
The Board of Directors recommends a vote FOR this proposal based on the efforts of the Compensation & Organization Committee and the Board to design an executive compensation program that:
–
Aligns the interests of U. S. Steel executives with our stockholders;

–
Provides market-aligned pay opportunities that attract, reward and retain key talent needed to drive outstanding corporate performance and create long-term stockholder value; and

–
Reflects the input received from stockholders on our executive compensation program through our robust engagement program.

In considering this advisory vote, we encourage you to read the Compensation Discussion and Analysis, the executive compensation tables and other relevant information in this proxy statement for additional details on our executive compensation programs and the 2023 compensation paid to our NEOs.

34	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

PROPOSAL 2: Advisory Vote on Executive Compensation COMPENSATION & ORGANIZATION COMMITTEE REPORT
COMPENSATION & ORGANIZATION COMMITTEE REPORT
The Compensation & Organization Committee of the Board of Directors of the Corporation has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation & Organization Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Corporation’s Annual Report on Form 10-K for the year-ended December 31, 2023.
John V. Faraci, Committee Chair	Terry L. Dunlap
Tracy A. Atkinson	Michael H. McGarry
Andrea J. Ayers

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	35

Compensation
Discussion
and Analysis
This Compensation Discussion and Analysis contains a discussion of the material elements of compensation awarded to, earned by, or paid to the Corporation’s “Named Executive Officers” (“NEOs”), individuals who served as our principal executive officer, principal financial officer, and the next three most highly compensated executive officers of
U. S. Steel in 2023.
NAMED EXECUTIVE OFFICERS IN 2023
David B. Burritt President & Chief Executive Officer	Jessica T. Graziano Senior Vice President & Chief Financial Officer
James E. Bruno Senior Vice President, Global Information Technology & President USSE	Scott D. Buckiso Senior Vice President & Chief Manufacturing Officer, North American Flat-Rolled (NAFR)
Duane D. Holloway Senior Vice President, General Counsel and Chief Ethics & Compliance Officer
Contents
To assist stockholders in finding important information in the Compensation Discussion and Analysis, we’re providing this highlighted page summary.
Our 2023 Performance Highlights	37
2023 Executive Compensation Program Overview	38
2023 Compensation Decisions	39
Compensation Governance Practices	40
Stockholder Feedback and Say-on-Pay Vote	41
Our Compensation Philosophy	42

2023 NEO Performance and Compensation Summaries	43
Our Compensation Process	46
Elements of Compensation	48
Compensation Policies and Other Considerations	57
Preview of 2024 Compensation Decisions	58
Executive Compensation Tables	59

36UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR 2023 PERFORMANCE HIGHLIGHTS
OUR 2023 PERFORMANCE HIGHLIGHTS
We made significant progress on our long-term strategic goals to transition to a Best for All® future in 2023. We achieved this by investing in Best for All advanced technology and products to expand our competitive advantages, enhancing our sustainability program to support our environmental stewardship goals and those of our customers, and ensuring we have a talented and diverse workforce to lead and execute our business plans.
2023 was another year of strong operational, financial and strategic performance.
Financial Performance Delivering Long-Term Value to our Stockholders Execution of our strategy yielded strong financial results, driven by consistent and reliable operations.	2023 FINANCIAL PERFORMANCE
	$2.139B	96%
	Adjusted EBITDA	Total Shareholder Return
	13%	19 days
	Return on Capital Employed	Cash Conversion Cycle
Focus on Customer Success
Driving Revenues Through our Best for All customer-centric strategy, U. S. Steel continues to deliver for our customers with high quality and reliability performance.
–
Progressed on high return strategic projects, which remain on time, to provide the innovative products our customers seek

–
Commissioned our new NGO electrical steel line. The key product that will be produced on the line, InduX™, positions U. S. Steel as a crucial supplier for the industrial and electric vehicle markets, as no electric vehicle, motor, or generator today is operational without the steel grades needed to transform electrical power into usable energy.

Employees
Fostering Performance-Based Culture In 2023, we continued to reward strong performance and promote inclusion and accountability with our employees.
–
Achieving record safety performance, with 0.04 days away from work, significantly outperforming industry average

–
Rewarding employees with sizeable profit sharing and incentives

–
Leveraging flexible work from anywhere policies to build corporate culture and engagement and attract and retain diverse and inclusive talent

0.04 Days
All-time best days away
from work (DAFW)

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS 2023 EXECUTIVE COMPENSATION PROGRAM OVERVIEW
2023 EXECUTIVE COMPENSATION PROGRAM OVERVIEW
Our executive compensation program is designed to attract, reward and retain executives who make significant contributions through operational and financial achievements aligned with the goals and philosophy of our long-term strategy. The primary elements of our compensation program, base salary, annual incentive awards and long-term incentive awards, are described below. We also provide limited perquisites and standard retirement and benefit plans. The majority of our NEOs’ pay is variable and based on achievement of performance goals.
Element	Overview and Key Performance Metrics	Purpose
FIXED
Base Salary	Fixed cash baseline compensation takes into account the scope and complexity of the NEO’s role, individual qualifications and experiences, and internal value to the Corporation.	Base salaries are set at market competitive levels to attract and retain highly qualified executives to lead and implement our strategy.
VARIABLE
Annual Incentive Compensation Plan (AICP) Payout Range: 0%-230% of target for corporate and individual performance
Financial Metrics
EBITDA (75%)
A financial performance measure intended to focus the organization on driving sustained profitability.
Cash Conversion Cycle (CCC) (25%)
A financial liquidity measure intended to focus the organization on efficiently managing cash to maintain the Corporation’s industry leading performance.

Performance-based annual cash incentive opportunities support achieving profitability and efficiency goals that are crucial to our strategic plan.

Individual Performance Assessments Impact AICP Payout
(-15% to +30%)
In addition to their role in achieving enterprise financial goals, named executive officers are evaluated on their individual performance in four key performance categories:
–
Safety;

–
Strategy Execution;

–
Advancing Critical Success Factors; and

–
Leadership.

Executive officers may earn up to an additional 30% of their target award (or have their award reduced) based on their individual performance.
Recognizes executives for their individual contribution to attaining our annual strategic, operational and corporate results.

Long-Term Incentive Program (LTIP) Payout Range: 0%-200% of target for corporate performance
Corporate Performance Metrics (64% of LTIP for the CEO and 60% for the other NEOs)
Relative Total Shareholder Return (TSR) (50%)
TSR performance awards are based on relative performance, with the payout determined based on the rank of U. S. Steel’s TSR compared to the TSR of its peer group companies over the three-year performance period, as well as for each year within the performance period.
Awards vest after the three-year performance period if TSR performance metrics for each year and over the three-year performance period are achieved.
Return On Capital Employed (ROCE) (50%)
ROCE performance awards are based on rigorous performance targets approved at the time of grant over the three-year performance period, as well as for each year within the performance period.
Awards vest after the three-year performance period if ROCE performance metrics for each year and over the three-year performance period are achieved.

Variable long-term performance-based compensation motivates and rewards executives for achieving multi-year strategic priorities.

Time-Based Restricted Stock Units (RSUs) (36% of LTIP for the CEO and 40% for the other NEOs)
RSUs provide the best retention benefits among our long-term incentives, especially during times of challenging economic and industry conditions.
Awarding RSUs facilitates stock ownership and executive retention, and promotes stockholder alignment.
RSUs vest ratably over three years.
RSUs support retention of highly qualified executives to lead and implement our strategy. They align with stockholder interests as the value fluctuates with stock price performance.

*
Illustrations are based on 2023 CEO target compensation.

38	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS 2023 COMPENSATION DECISIONS
2023 COMPENSATION DECISIONS
The Compensation Committee set 2023 total target direct compensation in January 2023 in line with and after thorough review of the median compensation levels for the equivalent or similar positions in our executive compensation peer group, as reported by the Compensation Committee’s independent compensation consultant. The table below shows compensation decisions made for each NEO in 2023.
NEO	2023 Base Salary ($)	2023 AICP Award(1)($)	2023 LTIP Award Grants(2)($)	Total(3) ($)
Burritt	1,400,000	4,284,000	10,500,000	16,184,000
Graziano	737,500	1,504,500	2,750,000	4,992,000
Bruno	691,250	1,278,813	1,600,000	3,570,063
Buckiso	691,250	1,500,013	1,600,000	3,791,263
Holloway	691,250	1,198,628	1,600,000	3,489,878

(1)
2023 AICP Award. Reflects the cash incentive award payment based on achievement of corporate and individual performance in 2023, as more fully described on pages 43-45.

(2)
2023 LTIP Award Grants. Granted in February 2023 in the form of equity and vests over the 2023-2025 period.

(3)
Total. Does not include other amounts reported in the “All Other Compensation” column of the Summary Compensation Table or, in the case of Ms. Graziano, cash payable in 2023 as part of a new hire award made in 2022.

Compensation Outcomes: Payouts Reflect Corporate Performance
The Compensation Committee considers a mix of cash and equity awards over both the short-term and long-term as a critical balance in reinforcing U. S. Steel’s commitment to performance alignment. This strong pay-for-performance alignment is clearly reflected in amounts actually earned by our NEOs based on the achievement of metrics established by the Compensation Committee for the annual and long-term incentive plans.
Coming off a strong 2022, the Compensation Committee set rigorous annual performance goals for 2023 that would require a high level of performance, against a backdrop of expected market and geopolitical volatility, supply chain disruptions and inflationary pressures. The 2023 corporate annual incentive awards paid out above target for all NEOs. Results under the 2021-2023 LTIP awards were strong, with ROCE performance awards achieving maximum results (200% payout), and TSR performance awards achieving above threshold results (62.57% payout). Because the performance awards were equally divided between ROCE and TSR awards, this resulted in an overall payout of 131.29% of the 2021-2023 performance awards. For more information see “2021 Performance Awards” on page 52.
Special Compensation Actions Taken in Contemplation of a Transaction
To preserve compensation-related corporate income tax deductions for U. S. Steel that might otherwise be disallowed through the potential operation of Section 280G of the Internal Revenue Code (the “Code”) and to mitigate or eliminate the amount of excise tax that may be payable by the “disqualified individuals” (as defined in Section 280G of the Code) pursuant to Section 4999 of the Code in certain circumstances the Board of Directors or the Compensation Committee of the Board, as applicable, took steps to reduce this potential tax burden on the affected employees in contemplation of a transaction. They approved the acceleration into December 2023 of the vesting and payment of certain equity-based awards and cash-based awards that otherwise would have generally been payable to the NEOs and certain other employees in March 2024, as follows:
–
payment of a portion of the employee’s 2023 AICP bonus that was earned by its terms and would otherwise be payable in 2024, with the remainder eligible to be paid as regularly scheduled;

–
accelerated vesting and settlement of the 2021 and 2022 RSUs, subject to time-based vesting, that would otherwise have vested in 2024; and

–
accelerated vesting and settlement of a portion of the 2021 ROCE performance awards that were earned by their terms and would otherwise have vested in 2024, with the remainder eligible to vest in accordance with the regular vesting schedule.

In approving the accelerated vesting and payment of such awards described above, the Board of Directors or the Compensation Committee, as applicable, considered, among other things, the projected value of the corporate income tax deductions that might otherwise be lost as a result of the effect of Section 280G of the Code, the benefits to the Corporation of reducing the potential tax burden on the affected employees, and expected and actual performance as of that date of actual performance against the performance criteria.
Further information regarding compensation in connection with the Merger is available in the preliminary and definitive special meeting proxy statements relating to the proposed transaction.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION GOVERNANCE PRACTICES
CEO REALIZABLE PAY
Performance and/or stock-based compensation accounted for approximately 90% of our CEO’s target compensation in 2023. Based on our strong pay-for-performance alignment, realizable compensation for our CEO over the last three years is 221% of target value granted during the three-year period ending December 31, 2023.
Three-Year (2021 - 2023) Aggregate CEO Compensation (in $millions)
COMPENSATION GOVERNANCE PRACTICES
Our compensation program is designed to promote exceptional performance and align the interests of our executives with the interests of our stockholders while discouraging executives from excessive risk-taking.
What We Do

 –
Consider results of annual say-on-pay votes when making compensation decisions

 –
Regularly engage with our stockholders about our executive compensation program

 –
Align pay and performance

 –
Cap annual and long-term incentive awards, including when TSR is negative

 –
Use an independent compensation consultant

 –
Require significant stock ownership of executive officers

 –
Use a market-based approach (competitive within our peer group) for determining NEO target pay levels

 –
Require a “double trigger” for change in control severance

 –
Require recoupment of incentive awards if a restatement of our financials is required, in compliance with the NYSE’s listing standards, and allow for recoupment if an executive engages in serious misconduct in material violation of law or our Code of Ethical Business Conduct, among other circumstances, at the discretion of the Board (absent a restatement)

 –
Annually review risks associated with our compensation programs

What We Don’t Do

 –
Pay excise tax gross ups for change in control payments

 –
Guarantee minimum payout of annual or long-term performance awards

 –
Reprice options

 –
Allow directors or employees to engage in hedging transactions, short sales or pledging of our common stock

 –
Allow dividends or dividend equivalents on unearned RSUs or performance shares

40	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS STOCKHOLDER FEEDBACK AND SAY-ON-PAY VOTE
STOCKHOLDER FEEDBACK AND SAY-ON-PAY VOTE
The Board, as well as management, prioritizes constructive communication with our investors to learn about their views of our Corporation and our governance, sustainability and compensation practices. We have maintained ongoing dialogue with our largest stockholders regarding our executive compensation program since 2012. The feedback we receive from these discussions is carefully considered by the Board and the Compensation Committee. We believe the support of our say-on-pay proposal over the last few years is evidence of the Board’s careful attention to stockholder feedback, and our ability to decisively take action and incorporate stockholder perspectives in our programs.
In each of the last five years, we received over 93% support for our executive compensation program, except in 2020 and achieved a 95% say-on-pay vote in 2023.
Over the years we have implemented several changes to our compensation practices to further align pay with performance, reduce the volatility in the measures under the program to ensure executive compensation is tied to controllable actions and respond to stockholder feedback. We also have expanded disclosure around the rationale behind compensation decisions to provide stockholders with more information upon which to assess our program structure.
Finally, our engagements often focus on the health and safety of our employees and how executives are judged in these areas. We have also enhanced our disclosure in this area to provide more transparency to stockholders about how individual performance is assessed.
Compensation Changes Made in Response to Stockholder Feedback
Actions Taken	Goal
Included ESG metrics into long-term performance-based compensation	Reward executives if transformational strategic objectives, including greenhouse gas emissions reductions, of the Best for All® strategy are completed
Expanded clawback provision for executive compensation Policy was further updated in 2023 to comply with new SEC rules	Provide accountability for executive officers in the event of intentional or reckless serious misconduct and recover excess incentive compensation in the event of an accounting restatement
Enhanced disclosure on individual performance	Provide more transparency around how executives’ performance is judged, including how safety factors into our executive compensation program
Revised the AICP formula to enable partial payout of incentive award based on superior individual performance	Ensure highly qualified executives are motivated even in periods of market decline, given cyclicality of the business
Eliminated use of stock options, as part of the annual awards	Reduce volatility in executive compensation payouts and respond to stockholders’ disfavor of options
Revised TSR and ROCE calculations to include components of TSR or ROCE for each year in the performance period while maintaining the largest weighting on three-year TSR or ROCE performance	Provide better alignment to stockholder experience, by reducing extremes in vesting and increasing data points used in the calculation, given high volatility in stock price performance

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PHILOSOPHY
OUR COMPENSATION PHILOSOPHY
Our Compensation Program is Designed Around Four Guiding Principles:

Strong Pay-for-Performance Approach	– Majority of target compensation opportunity is performance- and/or stock-based – Our compensation programs are focused on objective corporate performance measures and individual performance
Align Pay with Long-Term Interests of our Stockholders
–
Equity comprises the largest portion of an executive’s compensation, a substantial portion of which is performance-based

–
Executives are subject to rigorous stock ownership and holding requirements

Support our Strategic and Financial Goals	– Balance of compensation elements that focus on both short-term and long-term corporate performance and goals that align with our annual and long-term strategic objectives
Attract, Reward and Retain Executives
–
Our long-term incentive grants include restricted stock units that may retain some value in a period of stock market decline

–
Executive compensation is targeted to be competitive with and aligned to the median of our peer group

Compensation Committee Decision-Making Process
We have a robust and ongoing annual process to plan, review and determine executive compensation, which includes at least annual engagement with our stockholders. When evaluating the compensation reported in the Summary Compensation Table against company performance, it is helpful to keep in mind the timing for each of the decisions that are made by the Compensation Committee.
Date	Compensation Element
Determined January 2023
Base Salary and Annual/Long-Term Incentive Program Target Grant Values
–
Base salaries and target grant values under the AICP and LTIP were determined in January 2023 based on market competitive total target compensation package.

–
Annual and long-term corporate performance targets for 2023 grants were decided based on, in part, market conditions at the time.

Determined after 2023 Year-end Paid March 2024*	Annual Incentive Awards – AICP awards reported for 2023 were determined after 2023 year-end based on 2023 corporate and individual performance and were paid in March 2024.
Certified after 2023 Year-end Payouts for 2023 awards reported in March 2024*
Long-Term Incentive Awards
–
Performance for 2021-2023 LTIP awards was certified after 2023 year-end and vested, as applicable, in February 2024.

–
Interim performance criteria for 2022 and 2023 TSR and ROCE performance awards were certified in February 2024; awards do not vest until the applicable three-year performance period is complete.

*
See “Special Compensation Actions Taken in Contemplation of a Transaction” above for a description of actions taken by the Compensation Committee to accelerate the payout of certain awards in December 2023 to avoid certain adverse tax consequences in connection with our pending merger with NSC.

42	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS 2023 NEO PERFORMANCE AND COMPENSATION SUMMARIES
2023 NEO PERFORMANCE AND COMPENSATION SUMMARIES
The Compensation Committee sets challenging operational and financial performance targets to motivate executives to achieve short- and long-term success. To link pay to performance, the Compensation Committee believes that most of an executive’s compensation should be paid in the form of performance- and/or stock-based compensation with a greater emphasis on variable components for the most senior executives who have greater responsibility for the performance of the business.
In addition to rigorous company performance goals, the Compensation Committee includes an assessment of individual performance in the AICP awards. The Compensation Committee assesses our NEOs on their individual performance related to safety, leadership and culture, executing our strategy, progressing on our critical success factors and overall leadership. The CEO provides input to the Compensation Committee on his performance and that of the NEOs. Base salary and target annual and long-term award opportunities are generally aligned with our peer group median. The summaries below describe the Compensation Committee’s assessment of individual performance used to determine the AICP awards for 2023 based on individual performance goals.
DAVID B. BURRITT President & Chief Executive Officer
2023 Compensation Decisions
Base Salary		$1,400,000
AICP		$4,284,000
LTIP	RSUs granted	$3,800,000
	TSR performance awards granted	$3,350,000
	ROCE performance awards granted	$3,350,000
Total		$16,184,000

Responsibilities
Mr. Burritt oversees U. S. Steel’s long-term strategic direction to deliver value for customers, employees and stockholders. He is responsible for the overall mission and culture at U. S. Steel, senior leadership development and succession planning, and engaging with key strategic customers, industry leaders, and policymakers.

2023 Key Individual Performance Highlights
–
Set the tone for dedicated commitment to the S.T.E.E.L. Principles, and oversaw the best safety and environmental performance ever, continuing improvement over U. S. Steel’s record performance year over year.

–
Guided the Corporation through the strategic alternative review process, culminating in the Merger Agreement with NSC and NSNA, with a purchase price of  $55.00 per share in cash, or a 142% premium to the undisturbed stock price on the day before announcement of the review process

–
Oversaw groundbreaking of first electrical steel line at Big River Steel (BRS), to expanding finishing capabilities and enhancing customer value proposition, and continued execution of strategic projects to enhance operating capabilities and progress on carbon emissions reduction goals

–
Continued engagement with customers and focus on strong operational quality and reliability performance, including setting productivity records and achieved best demonstrated performance at certain critical assets, enabling wins in strategic markets

–
Enhanced breadth and depth of succession planning and leadership development in C-Suite and throughout the ranks, and continued engagement with employees leveraging in-person and virtual connections

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS 2023 NEO PERFORMANCE AND COMPENSATION SUMMARIES
JESSICA T. GRAZIANO Senior Vice President & Chief Financial Officer
2023 Compensation Decisions
Base Salary		$737,500
AICP		$1,504,500
LTIP	RSUs granted	$1,100,000
	TSR performance awards granted	$825,000
	ROCE performance awards granted	$825,000
Total		$4,992,000

Responsibilities
Ms. Graziano leads all aspects of U. S. Steel’s financial organization, including accounting, credit, tax, treasury, investor relations, pension investments, internal controls and internal audit administrative oversight. She also oversees the strategy, real estate group, labor relations and sales and operations planning functions.

2023 Key Individual Performance Highlights
–
Provided executive leadership of financial and strategic aspects of the strategic alternative review process culminating in the Merger Agreement with NSC

–
Led cost management initiative to streamline and optimize functional support organization

–
Refreshed engagement and leveling up of women’s mentoring and leadership throughout the organization

JAMES E. BRUNO Senior Vice President, Global Information Technology & President USSE
2023 Compensation Decisions
Base Salary		$691,250
AICP		$1,278,813
LTIP	RSUs granted	$640,000
	TSR performance awards granted	$480,000
	ROCE performance awards granted	$480,000
Total		$3,570,063

Responsibilities
Mr. Bruno leads all aspects of the information technology group, and European business, including oversight of steelmaking operations, administrative and reporting procedures, and people systems. Mr. Bruno also is responsible for engaging with key policymakers in Europe and has responsibility for the enterprise information technology group.

2023 Key Individual Performance Highlights
–
Initiated comprehensive review of information technology organization to streamline costs and upgrade technology capabilities as part of broader digitization effort

–
Continued leadership of exceptional safety performance, achieving 0.0 days away from work, for the third year in a row for the European business

–
Provided steadfast leadership through continuing geopolitical conflict in Europe

44	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS 2023 NEO PERFORMANCE AND COMPENSATION SUMMARIES
SCOTT D. BUCKISO Senior Vice President & Chief Manufacturing Officer, NAFR
2023 Compensation Decisions
Base Salary		$691,250
AICP		$1,500,013
LTIP	RSUs granted	$640,000
	TSR performance awards granted	$480,000
	ROCE performance awards granted	$480,000
Total		$3,791,263

Responsibilities
Mr. Buckiso has executive responsibility for all North American Flat-Rolled production facility activities, overseeing daily steelmaking operations, as well as our flat-rolled joint ventures.

2023 Key Individual Performance Highlights
–
Led record safety performance in North American operations

–
Oversaw construction of pig iron caster on budget and ahead of schedule

–
Led NAFR footprint optimization efforts while meeting quality and reliability productions goals

DUANE D. HOLLOWAY Senior Vice President, General Counsel and Chief Ethics & Compliance Officer
2023 Compensation Decisions
Base Salary		$691,250
AICP		$1,198,628
LTIP	RSUs granted	$640,000
	TSR performance awards granted	$480,000
	ROCE performance awards granted	$480,000
Total		$3,489,878

Responsibilities
Mr. Holloway serves as legal and business advisor to the Board of Directors, the CEO, and the senior leadership team, and has executive responsibility for all legal, regulatory, corporate governance, ethics and compliance matters, as well as environmental affairs and government affairs across the Corporation.

2023 Key Individual Performance Highlights
–
Provided executive leadership of legal, regulatory and environmental aspects of the strategic alternative review process culminating in the Merger Agreement with NSC

–
Achieved Mansfield certification for internal legal department through focused efforts on diversity and inclusion

–
Instituted first ever Environmental Excellence award, elevating environmental stewardship consciousness and recognition throughout the organization

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PROCESS
OUR COMPENSATION PROCESS
Role of the Compensation Committee and Independent Consultant
The Compensation Committee retained Pay Governance, LLC as its independent consultant to assist in evaluating our executive compensation programs and setting executive officers’ compensation. Using an independent consultant provides additional assurance that our executive compensation programs are competitive and consistent with U. S. Steel’s objectives. The consultant reports directly to the Compensation Committee and does not perform services for management without the express approval of the Compensation Committee. There were no services performed by the consultant for management in 2023.
The consultant participates in Compensation Committee meetings, including executive sessions, and regularly advises the Compensation Committee regarding compensation trends and best practices, plan design, and the reasonableness of individual compensation awards.
For our CEO’s compensation, the Compensation Committee makes its determinations based upon its evaluation of the CEO’s performance and with input from the CEO, and evaluates the reasonableness of this compensation with its consultant. Each year, the Compensation Committee reviews with the Board of Directors the CEO’s goals and objectives, and the evaluation of the CEO’s performance against the prior year’s goals and objectives. The CEO does not participate in the presentations to, or discussions with, the Compensation Committee in connection with the setting of his compensation.
2023 Pay Governance Services

During 2023, Pay Governance performed the following specific services:
–
provided presentations on executive compensation trends, best practices and recent developments;

–
advised on compensation program design;

–
prepared competitive assessments by position for each element of compensation and for total compensation for our executive officers; and

–
reviewed the peer groups used for benchmarking compensation and measuring performance for purposes of the relative TSR performance awards.

The Compensation Committee has assessed the independence of the consultant under the NYSE listing standards and SEC rules and concluded that no conflict of interest exists that would prevent the consultant from serving as an independent consultant to the Compensation Committee.

Compensation and Risk Management
With the assistance of its compensation consultant, the Compensation Committee annually performs a risk assessment of our executive compensation program and, based on its most recent review, has determined that our compensation program contains a variety of features that mitigate unnecessary risk taking, including the following:
–
Compensation Mix: Executive officers receive a mixture of short-term and long-term incentives in addition to base salary. Long-term incentives, which are awarded in equity, make up the majority of our executives’ compensation;

–
Capped Awards: Payments under our AICP are capped at 230% of target and our long-term performance awards are capped at 200% of target;

–
Performance Metrics: Different metrics are used in the annual and long-term incentive programs; and

–
Governance Practices: U. S. Steel maintains strong governance practices such as a rigorous stock ownership policy, an insider trading policy, including anti-hedging and pledging provisions, and a clawback policy that addresses events that result in the restatement of financial results, or significant financial or reputational harm to the Corporation.

For these reasons, the Compensation Committee concluded that our 2023 compensation and organization policies and practices are not reasonably likely to create a risk that could have a material adverse effect on the Corporation.
Tally Sheets
The Compensation Committee uses tally sheets to evaluate the total compensation and projected payments to the NEOs under various termination scenarios. This analysis is undertaken annually to assist the Compensation Committee in determining whether the compensation package of each NEO is appropriately aligned with our compensation philosophy and the compensation practices of our peers.

46	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PROCESS
Peer Groups
The Compensation Committee also considers relevant market pay practices in its decision making process. The Compensation Committee uses the peer group data below as a frame of reference to guide executive compensation decisions. The Corporation uses two peer groups:
–
Executive Compensation Peer Group. This peer group is used to benchmark and assess the competitiveness of the compensation of our NEOs and consists of industrial companies appropriately sized to the Corporation.

–
Performance Peer Group. This peer group, which is more industry focused, although generally smaller in size, is used to evaluate the long-term performance of the Corporation for the relative TSR performance award. The performance peer group is used to evaluate our performance against a targeted group of companies in our industry that we believe we need to outperform to be successful over the long term.

Executive Compensation Peer Group
The executive compensation peer group serves as a market reference when making compensation decisions and designing program features, and assesses the competitiveness of each element of compensation and compensation in total. We also use this peer group as a reference when analyzing pay-for-performance alignment. In setting the executive compensation peer group, the Compensation Committee considered a set of broader, industrial peers who might compete with U. S. Steel for talent as well as companies outside of the material/industrial industry who might attract our executives that have skills transferable outside of the metals industry. The Compensation Committee aims to set executive compensation targets in line with the executive compensation peer group median.
The 2023 executive compensation peer group was selected based on the following criteria:
–
Large companies primarily from the Materials sector or Industrials sector within the Global Industry Classification Standard (GICS) classification codes;

–
Companies similar in complexity  –  specifically, companies that have:

o
revenues that range from half to double that of U. S. Steel;

o
capital intensive businesses as indicated by lower asset turnover ratios;

o
market capitalization reasonably aligned with U. S. Steel; and

o
similar employee levels;

–
Acceptable levels of financial and stockholder performance and a higher company stock price volatility (referred to as “beta”) to align with that of U. S. Steel; and

–
Elimination of companies with unusual compensation practices (e.g., company founders who receive little or no compensation and companies that are subsidiaries of other companies).

The 2023 executive compensation peer group consisted of the following companies:
Adient plc	Eastman Chemical Company	Parker-Hannifin Corporation
Alcoa Corporation	Eaton Corporation plc	PPG Industries, Inc.
Arconic Corporation	Freeport-McMoRan Inc.	Reliance Steel & Aluminum Co.
Cleveland-Cliffs Inc.	Illinois Tool Works Inc.	Steel Dynamics, Inc.
Commercial Metals Company	Lear Corporation	Textron Inc.
Crown Holdings, Inc.	Masco Corporation	The Goodyear Tire & Rubber Company
Cummins Inc.	Nucor Corporation	Whirlpool Corporation
No changes were made to the executive compensation peer group in 2023.
Performance Peer Group
The Compensation Committee believes the use of a performance peer group for purposes of the relative TSR performance awards is appropriate because executive compensation arrangements and practices are influenced by business complexity

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
and company size, and many of our industry competitors are much smaller than U. S. Steel. The performance peer group consists of ten domestic companies in the steel industry.
The 2023 performance peer group was selected based on the following criteria:
–
Specific domestic steel or steel-related industry;

–
Five-year stock price correlation greater than 0.50; and

–
Stock price beta greater than 1.0.

The 2023 performance peer group consisted of the following companies:
ATI Inc.	Nucor Corporation	Steel Dynamics Inc.
Carpenter Technology Corporation	Olympic Steel Inc.	Timken Steel Corporation
Cleveland-Cliffs Inc.	Reliance Steel & Aluminum Co.
Commercial Metals Company	Schnitzer Steel Industries, Inc.
No changes were made to the performance peer group in 2023, except that, Worthington Industries Inc. was removed from the peer group in December 2023 due to its divestiture of a majority of its assets, including its steel business.
ELEMENTS OF COMPENSATION
The elements of compensation provided to our executives include base salary, short-term annual incentive compensation, long-term incentive compensation, retirement benefits, and other compensation. The distribution of compensation among the various compensation elements is based on the Compensation Committee’s belief that to link pay to performance, most of an executive’s compensation should be paid in the form of performance-based variable compensation with a greater emphasis on variable components for the most senior executives who have greater responsibility for the performance of the business.
Base Salary
Base salary is designed to compensate for the required day-to-day activities and responsibilities of each position. Base salary is set at a market competitive level to attract and retain talent. Actual salary levels take into account factors such as the executive’s contribution, individual qualifications and experiences, and internal value to U. S. Steel. Base salary is paid in cash. Annually the Compensation Committee reviews base salaries against comparative positions within the peer group and makes market-based adjustments.
Annual Incentive Compensation Plan
Our AICP aligns our executive officers’ compensation with the achievement of annual performance goals that support our business strategy. Typically, the annual incentive awards are paid in cash, but the Compensation Committee retains discretion to provide the award in cash, stock, or a combination of both. The AICP is designed to focus executives primarily on efficient cash management and profitability. AICP target award opportunities for Messrs. Burritt and Holloway and Ms. Graziano remained consistent with prior year target opportunity. Following a review of market trends by the Compensation Committee with its independent compensation consultant, target award opportunities for Messrs. Bruno and Buckiso were increased to 100% of base salary for 2023, in order to be in line with the market median of the peer group for their position.
Actual amounts earned are based on the formula illustrated below, with predetermined performance goals based on the achievement of CCC and EBITDA performance measures. Final awards may be increased or decreased based on individual performance. The individual performance factor is based on a percentage of the executive’s target award. The Compensation Committee determined that EBITDA and CCC were the appropriate measures to drive the transformation required to achieve our goal of sustainable profitability.
2023 AICP INCENTIVE FORMULA

48	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
AICP PERFORMANCE MEASURES
Setting Corporate Performance Goals and Determining Results
The Compensation Committee sets challenging operational and financial performance targets that drive and motivate executives to achieve short- and long-term success. The Compensation Committee set the target goals for AICP purposes in the first quarter of 2023, using an approach that considers:
–
Prior year’s performance;

–
Expected 2023 financial performance and the annual operating plan;

–
The impact of planned strategic activities; and

–
Fluctuations in global steel prices and other macroeconomic factors.

2023 Target Goals
In setting the 2023 goals, the Compensation Committee considered the exceptional performance of 2022 and the strong market conditions at the beginning of the year, but recognized that ongoing uncertainty around macro economic and geopolitical conditions would likely impact the year.
Consistent with the approach in 2022, the Compensation Committee adopted a “target range” around the expected operating plan level of EBITDA and CCC for 2023. Goals set were:
–
Actual performance for 2023 that falls within the range would result in a payout of between 95% and 105% of the target award for each NEO.

–
Target EBITDA goals for 2023 were set at lower levels than the record performance from 2021 and 2022 as demand and pricing normalized from the sharp post-COVID recovery, as well as geopolitical uncertainty impacting our European business. The Compensation Committee determined that a sufficient degree of stretch existed in the target. The Compensation Committee also established the maximum EBITDA performance goal below the 2022 near-record performance level. Target Cash Conversion Cycle for 2023 was set slightly lower than 2022 performance. Target setting is based on latest market intelligence, commercial optimization, and operational excellence. Maintaining an optimal level of Cash Conversion Cycle is imperative as we balance profitability and liquidity. The goals were considered rigorous when set.

–
The target performance goal for both EBITDA and Cash Conversion Cycle is set in line with the Corporation’s annual operating plan, and if achieved would result in a payout of 100% for that component. The Compensation Committee sets the threshold and maximum performance goals at a wide range in recognition of the volatile industry in which we operate. Achievement of threshold performance results in a 50% payout, and achievement of maximum performance goals results in a 200% payout.

In addition to determining corporate performance targets, the Compensation Committee approved EBITDA goals for each NEO. Goals set were:
–
For all NEOs other than Messrs. Bruno and Buckiso, the EBITDA goal is based on the total corporate results, which generally measures the operational results of all business segments.

–
For Messrs. Bruno and Buckiso, who are assigned to a specific business segment, the EBITDA goal is 50% based on the EBITDA goal for that segment and 50% based on total corporate EBITDA.

This segment allocation of the EBITDA goal is intended to create stronger corporate, business segment and individual accountability by tying an executive’s award to the performance of the segments for which he or she is directly responsible.
The payout result (which does not include individual performance) was determined based on achievement of the performance measures described in the table below. This payout rate demonstrates the performance alignment design of our plan.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
2023 AICP CORPORATE PERFORMANCE GOALS AND RESULTS
Performance Measure	Threshold	Target Range	Maximum	Actual	2023 Payout Result
Cash Conversion Cycle (Days)	34	32-26	24	19	200%
EBITDA: ($Millions)
Flat-Rolled	$75	$225-625	$700	$1,023	200%
Europe	$0	$25-75	$300	$98	115%
Corporate EBITDA	$650	$950-1,750	$2,280	$2,139	166%
Setting Individual Performance Goals and Determining Results
Our executive officers may earn up to an additional 30% of their target award (or have their award reduced by up to 15%) based on their individual performance. In addition to their role in achieving the enterprise financial goals, NEOs are evaluated on their individual performance in the following categories:
Performance Category	Purpose
Safety
Employee safety is our top priority and is not compromised. Executives are expected to demand strict compliance with our safety protocols and demonstrate and facilitate safe work practices. Our expanded 360 safety initiative also requires our NEOs to ensure a psychologically safe environment for our employees.

Strategy Execution
Our NEOs all contribute to the achievement of our strategic goals to create long-term stockholder value. They are expected to act with an enterprise mindset and facilitate alignment throughout the organization with our Best for All® strategy.

Advancing Critical Success Factors	Our NEOs all work towards improving on the three areas that are critical to our long-term success: – Moving Down the Cost Curve – Moving Up the Talent Curve – Winning in Strategic Markets
Leadership
As leaders of U. S. Steel, our NEOs are expected to demonstrate values-based tone at the top and exemplify our S.T.E.E.L. Principles. Ensuring engagement and development within their respective areas of responsibility is essential to U. S. Steel’s future success.

A description of each NEO’s individual performance is included on pages 43-45.
2023 AICP PAYOUT
Executive	Target AICP Award as % of Base Salary(1)	Target Award(2)	Corporate Payout Rate(3)	Actual AICP Amount Awarded(4)
Burritt	150%	$2,100,000	174%	$4,284,000
Graziano	100%	$737,500	174%	$1,504,500
Bruno	100%	$691,250	155%	$1,278,813
Buckiso	100%	$691,250	187%	$1,500,013
Holloway	85%	$587,563	174%	$1,198,628

(1)
Base Salary. Actual salary earned for 2023.

(2)
Target Award. Amount that would be paid to the executive assuming the Corporation achieved the AICP target performance objectives and before consideration of individual performance.

(3)
Corporate Payout Rate. Determined by the Corporation’s actual performance measured against the 2023 performance metrics and before individual performance is considered. Mr. Bruno’s corporate payout rate is based 50% on EBITDA for the USSE segment. Mr. Buckiso’s corporate payout rate is 50% based on EBITDA for the NAFR segment.

(4)
Actual AICP Amount Awarded. Amount awarded by the Compensation Committee after consideration of individual performance, which is more fully described on pages 43-45.

50	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
Long-Term Incentive Program
Awards granted under the Long-Term Incentive Program (LTIP) are allocated among performance-based awards (60% of the LTIP award for NEOs other than the CEO) and time-based restricted stock units (RSUs) (40% of the LTIP award for NEOs other than the CEO). In 2023, the Compensation Committee increased the CEO’s LTIP grant value by $1 million to better align with the peer group median and allocated the entirety of the increase to performance-based awards equally divided between ROCE and relative TSR, which increased the performance-based awards for the CEO to 64% of the LTIP award and reduced the time-based RSUs to 36% of the LTIP award. The Compensation Committee believes that these long-term incentive vehicles best accomplish the objectives of aligning pay with performance and retaining executives.
(1)
Illustrations are based on 2023 target compensation.

(2)
Awards provide for pro rata vesting for early retirement (i.e., 30 years of service or age 55 with 10 years of service) and full vesting for normal retirement (i.e., the later of (i) six months following the date of grant, and (ii) the earlier of age 60 with five years of service, or age 65) during the vesting period. Awards do not pay out until the end of the three-year performance period.

The Compensation Committee granted the long-term incentive awards shown in the table below on February 28, 2023.
LONG-TERM INCENTIVE AWARDS GRANTED IN 2023
Executive	Target Equity Based Performance Awards	Restricted Stock Units	Grant Date Fair Value of Equity Awards
Burritt	201,570	127,060	$10,500,023
Graziano	49,650	36,780	$2,750,311
Bruno	28,880	21,400	$1,599,948
Buckiso	28,880	21,400	$1,599,948
Holloway	28,880	21,400	$1,599,948
Performance Awards (64% of LTIP Award Value for the CEO and 60% for the other NEOs)
Performance awards provide an incentive for executives to earn shares based on our performance over a three-year performance period, with goals set at the beginning of each performance period. The performance awards do not pay dividends or carry voting privileges prior to vesting. In 2023, the three-year performance period began on January 1, 2023, and will end on December 31, 2025 (the “2023 Performance Period”). The value of the performance awards granted for the 2023 Performance Period was divided equally between relative TSR performance awards and ROCE performance awards. The TSR and ROCE performance awards were granted in equity.
TSR Performance Awards  —  How We Determine Payouts
TSR performance awards are based on relative performance, with the payout determined based on the rank of the Corporation’s TSR compared to the TSR of peer group companies (see the “Performance Peer Group”) section above, over the three-year performance period, as well as for each year within the performance period.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	51

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
Shares may be earned each year if the performance criteria is met, or forfeited if the performance criteria is not met. Awards do not pay out until the end of the three-year performance period. As noted in the table below, above-market performance at the 55th percentile is required for target payout, and no payout is made for performance below the 30th percentile.
TSR Performance Award Goals
Level	2023 Relative TSR Ranking	Award Payout as a % of Target(1)
	<30th percentile	0%
Threshold	30th percentile	50%
Target	55th percentile	100%
Maximum	≥80th percentile	200%

(1)
Interpolation is used to determine actual awards between the threshold, target, and maximum levels. TSR performance is calculated over a three-year performance period as described in Appendix B of this proxy statement.

In order to address any potential pay-for-performance disconnect, payout for the three-year TSR is capped at target should the Corporation’s TSR be negative over the three-year performance period (regardless of relative performance).
ROCE Performance Awards   —   How We Determine Payouts
ROCE performance awards are determined based on our return on capital employed or “ROCE” over the three-year performance period, as well as for each year within the performance period. ROCE is measured based on our consolidated worldwide EBIT, as adjusted, divided by our consolidated worldwide capital employed, as adjusted. ROCE targets are set based on our weighted average cost of capital.
Shares may be earned each year if the performance criteria is met, or forfeited if the performance criteria is not met. Awards do not payout until the end of the three-year performance period. For purposes of calculating ROCE for the full three-year performance period, ROCE is determined as the simple average of the Corporation’s ROCE for each calendar year in the three-year performance period. The ROCE awards payout at 50% at the threshold level, 100% at the target level, and 200% at the maximum level.
ROCE performance goals are not disclosed during an ongoing performance period due to competitive reasons.
2021 PERFORMANCE AWARDS
The performance period for the performance awards granted in 2021 ended on December 31, 2023. The value of the 2021 performance awards was equally divided between ROCE performance awards and relative TSR performance awards, and were granted in equity. The TSR performance awards resulted in a payout at 62.57% of target and the ROCE performance awards resulted in a payout at 200% of target, resulting in an overall payout of 131.29% of the 2021-2023 performance awards. Each of the relative TSR and ROCE goals, results and payouts are described below.
2021 TSR Performance Awards
The 2021 TSR performance award goals are the same as the 2023 TSR performance award goals shown on the table above. The Corporation’s relative annualized TSR compared to the selected peer group for the 2021-2023 performance period resulted in a payout at 62.57% of the target award as shown below.

52	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
2021-2023 TSR Performance Results
	Weighting	Actual Results (Peer Group Percentile)	Payout Rate
Year 1 (2021)	20%	29.7%	0%
Year 2 (2022)	20%	25.8%	0%
Year 3 (2023)	20%	84.5%	40%
Years 1-3 (2021-2023)	40%	32.7%	22.57%
	Total Payout		62.57%
	Shares Granted at Target	Payout Rate	Shares Vested as a Result of Payout	Fair Value of Performance Awards Upon Vesting(1)
Burritt	131,040	62.57%	81,989	$3,896,117
Graziano(2)	—	—	—	—
Bruno	23,120	62.57%	14,466	$687,424
Buckiso	23,120	62.57%	14,466	$687,424
Holloway	23,120	62.57%	14,466	$687,424

(1)
Fair Value of Performance Awards Upon Vesting. Calculated using $47.52, the average high/low closing stock price of the February 27, 2024 vesting date, which is the date the Compensation Committee certified the results. See page 39 for discussion of acceleration of vesting of a portion of the awards.

(2)
Not applicable, as Ms. Graziano was hired in August 2022.

2021 ROCE Performance Awards
The Corporation’s ROCE for the performance period was at maximum performance level, resulting in a payout at 200% of the target award. In 2021, ROCE was measured based on the ROCE achieved in the first, second, and third years of the performance period, weighted at 20%, 30%, and 50% respectively.
2021-2023 Return on Capital Employed (ROCE) Performance Targets and Results
	Performance Targets	Weighting	Actual Results	Weighted Average ROCE
Threshold	3%	Year 1 (20)%	54.0%	10.8%
Target	6%	Year 2 (30)%	33.7%	10.1%
Maximum	10%	Year 3 (50)%	10.8%	5.4%
		2021-2023 Period		26.3%
	Shares Granted at Target	Payout Rate	Shares Vested as a Result of Payout	Fair Value of Performance Awards Upon Vesting(1)
Burritt	142,340	200%	284,680	$13,627,916
Graziano(2)	—	—	—	—
Bruno	25,120	200%	50,240	$2,405,039
Buckiso	25,120	200%	50,240	$2,405,039
Holloway	25,120	200%	50,240	$2,405,039

(1)
Fair Value of Performance Awards Upon Vesting. Calculated using $47.91, the average high/low closing stock price as of the December 20, 2023 vesting date for a portion of the awards and $47.52, the average high/low closing stock price of the February 27, 2024 vesting date, which is the date the Compensation Committee certified the results. See page 39 for discussion on acceleration of vesting of a portion of the awards.

(2)
Not applicable, as Ms. Graziano was hired in August 2022.

In-Flight TSR Performance Awards
For the outstanding TSR performance awards, each year of the three-year performance period is weighted at 20% and the full three-year period is weighed at 40%. On February 27, 2024, the Compensation Committee certified the relative TSR results for the 2023 portion of the TSR performance awards for the 2022-2024 performance period and 2023-2025 performance

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	53

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
period. For 2023, the Corporation achieved a TSR in the 84.5th percentile of the performance peer group, which is at the maximum performance level, resulting in 200% of the shares earned for the 2023 period.
	Shares Granted at Target for 2022-2024 TSR performance awards	Shares earned as a result of 2023 performance
Burritt	99,900	39,960
Graziano	11,490	4,596
Bruno	15,770	6,308
Buckiso	15,770	6,308
Holloway	15,770	6,308
	Shares Granted at Target for 2023-2025 TSR performance award	Shares earned as a result of 2023 performance
Burritt	89,560	35,824
Graziano	22,060	8,824
Bruno	12,830	5,132
Buckiso	12,830	5,132
Holloway	12,830	5,132

In-Flight ROCE Performance Awards
For the outstanding ROCE performance awards, each year of the three-year performance period is weighted at 20% and the full three-year period is weighed at 40%. On February 27, 2024, the Compensation Committee certified the 2023 ROCE results for the performance awards. For the 2023 period, the Corporation achieved a ROCE that is above target performance level, resulting in 116% of the shares earned for the 2022-2024 ROCE award and 160% of the shares earned for the 2023-2025 ROCE award.
	Shares Granted at Target for 2022-2024 ROCE performance awards	Shares earned as a result of 2023 performance
Burritt	117,840	27,339
Graziano	12,590	2,921
Bruno	18,610	4,318
Buckiso	18,610	4,318
Holloway	18,610	4,318
	Shares Granted at Target for 2023-2025 ROCE performance award	Shares earned as a result of 2023 performance
Burritt	112,010	35,843
Graziano	27,590	8,829
Bruno	16,050	5,136
Buckiso	16,050	5,136
Holloway	16,050	5,136

Restricted Stock Units (36% of LTIP Award Value for the CEO and 40% for the other NEOs)
Restricted stock units (RSUs) are awards that deliver shares of common stock and accumulated dividends upon vesting. RSUs generally vest ratably on each of the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on each vesting date.
The Compensation Committee believes that RSUs provide the best retention benefits among our long-term incentives, especially during times of challenging economic and industry conditions. Since the value of the RSUs is variable based upon our stock price, this element of executive compensation is aligned with our stockholders’ interests. They also enable our executives to build ownership in the Corporation, which addresses a key compensation objective. Additionally, because of the downside risk of owning stock, restricted stock units discourage executives from taking excessive risks that would not be in the best long-term interest of stockholders.
Strategic Transformation Award
In December 2021, to accelerate execution of the Best for All® strategy, the Compensation Committee granted a special performance-based award (the “Strategic Transformation Award”) to our CEO and six other executive officers whose roles are critical to successfully executing our transformational strategy over the next several years, with the performance period ending December 31, 2025. In 2022, Ms. Graziano was granted a Strategic Transformation Award, consistent with the awards granted to other non-CEO executives in 2021 to ensure alignment among the leadership in executing the Corporation’s strategic vision and goals. The Strategic Transformation Award is described in detail in our 2022 Proxy Statement filed on March 11, 2022.

54	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
Benefits & Retirement Programs
Benefits
NEOs participate in many of the benefits provided to non-represented employees generally, including vacation and holiday benefits, insurance benefits, disability benefits, and medical and prescription drug programs. We believe these benefits support our overall retention objectives.
Retirement Programs
We provide retirement benefits to attract and retain talented executives. We believe our retirement programs are reasonable in light of competitive pay practices and the total compensation of our executives. In 2023, all of our NEOs received matching contributions and other employer contributions, which are known as Retirement Account contributions, under the United States Steel Corporation Savings Fund Plan for Salaried Employees (the “Savings Plan”), which is a tax-qualified 401(k) defined contribution plan.
All of the NEOs were also covered under the following non tax-qualified programs that are designed to provide retirement benefits to executives and other high-level employees of the Corporation and its affiliates:
United States Steel Corporation Supplemental Thrift Program (the “Supplemental Thrift Program”)	The purpose of the Supplemental Thrift Program is to provide matching contributions that are not permitted to be provided under the Savings Plan due to certain limits under the Internal Revenue Code.
United States Steel Corporation Non Tax-Qualified Retirement Account Program (the “Non Tax-Qualified Retirement Account Program”)
The purpose of the Non-Tax Qualified Retirement Account Program is to provide Retirement Account contributions that are not permitted to be provided under the Savings Plan due to certain limits under the Internal Revenue Code.

United States Steel Corporation Supplemental Retirement Account Program (the “Supplemental Retirement Account Program”)
The purpose of the Supplemental Retirement Account Program is to provide benefits based upon compensation paid under our annual incentive compensation plans, which is excluded under the Savings Plan. We provide a retirement benefit based on incentive pay to enable our executives (who receive more of their pay in the form of incentive compensation) to receive a comparable retirement benefit.
To support our retention objectives, benefits under the Supplemental Retirement Account Program are subject to service-based and age-based restrictions. Unless the Corporation consents, benefits under the Supplemental Retirement Account Program are not payable if the executive voluntarily terminates employment:
–
Prior to age 55 or before completing 10 years of service (or, if earlier, attaining age 65);

–
Within 36 months of the date coverage under the program commenced; or

–
For participants hired on or after January 1, 2019, prior to age 60 and completion of five years of service.

Mr. Buckiso is the only NEO who was covered by the United States Steel Corporation Plan for Employee Pension Benefits, Revision of 2003 (the “Pension Plan”) and the United States Steel Corporation Non Tax-Qualified Pension Plan (the “Non Tax-Qualified Pension Plan”). The Pension Plan was closed to new entrants on July 1, 2003, and benefits under the Pension Plan and Non Tax-Qualified Pension Plan were frozen for all non-represented employees on December 31, 2015. Mr. Buckiso’s service with the Corporation will continue to be counted for purposes of determining eligibility for benefits under these plans.
For more information on our retirement programs, see the Non-Qualified Deferred Compensation table and Pension Benefits table below.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	55

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
Perquisites and Security
We provide a limited number of modest perquisites to our NEOs. The perquisites facilitate the ability of our executives to do their jobs without undue distractions or delays and have clear business-related purposes. As described in the footnotes to the Summary Compensation Table on page 59 of this proxy statement, the perquisites include:
Category	Rationale
Security Services (Including Transportation)*	To protect employees who are the subject of a credible and specific threat on account of his or her role with the Corporation
International Tax Gross Ups & Reimbursements*	To offset increased costs that would otherwise be owed by expatriate employees assigned to our Slovakian business
Personal Aircraft Usage	To allow the travel time of our CEO and other NEOs to be used productively for the Corporation and for security purposes
Personal Use of Corporate Automobile*	Provided where necessary for security purposes
Relocation Benefits	To attract talent from all locations
Executive Physical Stipend	To promote the health of our executives

*
Denotes perquisite only available to certain NEOs.

In general, the level of security provided depends upon the nature of the threat or risk. In 2023, Messrs. Burritt and Bruno were the only NEOs provided with security services. We do not provide gross-up payments to cover personal income taxes that may be attributable to any of the perquisites except for relocation, tax equalization, and expenses and travel related to expatriate assignments. These gross-ups are also provided to non-executive employees.

56	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION POLICIES AND OTHER CONSIDERATIONS
COMPENSATION POLICIES AND OTHER CONSIDERATIONS
Stock Ownership and Holding Guidelines
We have comprehensive stock ownership and holding guidelines designed to align the interests of our executive officers with those of our stockholders. As shown below, our executives are required to accumulate and retain a minimum level of ownership in the Corporation’s common stock based upon their base salary. The stock ownership guidelines require that an executive must retain 100% of the after-tax value of stock acquired upon the vesting of restricted stock units and performance awards and 100% of the after-tax value of shares issued upon the exercise of stock options until the ownership requirement is satisfied. All of the NEOs are in compliance with the terms of the policy.
Executive	Ownership Requirement*
Burritt	6x base salary
Graziano	3x base salary
Bruno	3x base salary
Buckiso	3x base salary
Holloway	3x base salary

*
Unvested restricted stock units count towards the ownership requirement.

Anti-Hedging and Pledging
We have a policy that prohibits all directors and employees, including the NEOs, from purchasing any financial instruments (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in any transactions that are designed to hedge or offset any decrease in our stock price. Our anti-pledging policy prohibits directors and executive officers, including the NEOs, from pledging our stock as collateral for a loan or holding shares in a margin account.
Executive Officer Recoupment (Clawback) Policy
On July 25, 2023, the Board revised the Corporation’s Executive Officer Recoupment policy (the “Clawback Policy”) to bring the Corporation’s executive compensation recoupment arrangements into compliance with the NYSE’s new clawback requirements. The policy provides for mandatory recoupment of erroneously awarded incentive compensation in the event that the Corporation is required to prepare an accounting restatement due to:
(i)
the material noncompliance of the Corporation with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements; or

(ii)
an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

The amount of compensation subject to recovery pursuant to mandatory recoupment is the excess of incentive-based compensation actually paid during the period over the amount that would have been received had the financial statements been correct in the first instance.
The Clawback Policy also retains the existing optional procedures to recover payment of any compensation (cash or equity) if an executive:
(i)
engaged in any fraud or misconduct, including gross negligence, that resulted in the need for a material restatement of the Corporation’s publicly filed financial results; or

(ii)
knowingly, intentionally, or recklessly engaged in serious misconduct, or failed to supervise a subordinate employee who engaged in serious misconduct which the executive officer knew, or was reckless in not knowing, was occurring, and such misconduct resulted in a material violation of law or the Code of Ethical Business Conduct that caused significant financial or reputational harm to the Corporation.

The Board has wide discretion in determining the amount to be recouped under the optional recoupment provisions. The Clawback Policy is attached as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2023.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	57

COMPENSATION DISCUSSION AND ANALYSIS PREVIEW OF 2024 COMPENSATION DECISIONS
Change in Control Arrangements
The Change in Control Severance Plan (the “CIC Plan”) generally provides for the payment of severance benefits to certain eligible executives, including each of the NEOs, in the event their employment with the Corporation terminates involuntarily following a change in control.
The CIC Plan enables our executives to evaluate corporate transactional opportunities that may be in the best interests of our stockholders, while limiting concerns about the potential impact of these opportunities on their job security. Under the CIC Plan, payments require a “double trigger,” meaning the NEO is eligible for change in control severance payments and benefits in the event that he or she is terminated without cause or voluntarily for good reason in connection with a change in control. In general, upon a change in control and termination each of our NEOs is entitled to a payment equivalent to a multiple of his or her salary and annual incentive award. For Mr. Burritt, the severance payment multiple is 2.5x, and for all other NEOs the severance payment multiple is 2x. We do not provide gross-up payments to cover personal income taxes that may be attributable to payments under the CIC Plan. See “Potential Payments Upon Termination or Change in Control” for additional information regarding the quantification of these potential payments and benefits.
Severance Plan
The Executive Severance Plan provides severance benefits to eligible executives in the event of a Company-initiated separation without cause. The severance benefit is a single lump sum payment equal to twelve months of the executive’s base salary plus an amount equivalent to the executive’s target bonus under the AICP. We believe the Executive Severance Plan helps to attract and retain executives by providing a level of protection against involuntary job loss. The NEOs who are eligible for the CIC Plan above are not entitled to duplicative benefits under the Executive Severance Plan. See “Potential Payments Upon Termination or Change in Control” for additional information regarding the quantification of these potential payments and benefits.
Other Compensation Agreements
In general, we do not enter into long-term employment agreements with our executives but may enter into agreements for a limited period of time to attract or retain experienced professionals for high level positions. In 2023, we had letter agreements with Ms. Graziano and Mr. Buckiso. Ms. Graziano was hired on August 8, 2022, and her offer letter provides for, in addition to her target annual compensation and certain equity awards, $4,000,000 in new hire cash awards, $500,000 of which was paid in 2022 with the remainder payable in 2023, and additional severance benefits if she is terminated within two years of her date of hire. The new hire cash awards payable to Ms. Graziano were an economically equivalent replacement of awards forfeited from her prior employer. In August 2020, we entered into a letter agreement with Mr. Buckiso to provide certain make-whole, retention and other payments in consideration for his continued employment with the Corporation beyond the date for which he was eligible for an immediate retirement under the Pension Plan and Non Tax-Qualified Pension Plan.
Accounting and Tax Considerations
In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to the Corporation. Tax consequences, including but not limited to tax deductibility by the Corporation, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof) that are beyond the control of the Corporation. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For these reasons, the Compensation Committee, while considering tax deductibility as one of the factors in determining compensation, does not limit compensation to those levels or types of compensation that will be deductible by the Corporation.
PREVIEW OF 2024 COMPENSATION DECISIONS
The Compensation Committee considered each executive’s experience, tenure and value to the business when 2024 target salary, AICP and LTIP grant decisions were made. The Committee also ensured that all decisions were in line with competitive market medians. In addition, in consideration of the pending merger with Nippon Steel Corporation, the Compensation Committee modified the 2024 LTIP awards to replace the relative TSR performance awards with time-based RSU awards.

58	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES SUMMARY COMPENSATION TABLE
EXECUTIVE COMPENSATION TABLES
The titles of executives used in the compensation tables of this proxy statement reflect the current titles of each executive.
Summary Compensation Table
The following table sets forth certain compensation information for the years 2021, 2022 and 2023 for U. S. Steel’s Chief Executive Officer (CEO), Chief Financial Officer (CFO) and the three other most highly compensated executive officers (referred to as “Named Executive Officers” or “NEOs”) who rendered services to U. S. Steel and its subsidiaries during 2023.
Name	Year(1)	Salary(2) ($)	Bonus(3) ($)	Stock Awards(4)(5) ($)	Option Awards(6) ($)	Non-Equity Incentive Compensation(7) ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings(8) ($)	All Other Compensation(9) ($)	Total ($)
David B. Burritt President & Chief Executive Officer	2023	$1,400,000	—	$10,500,023	—	$4,284,000	—	$549,904	$16,733,927
	2022	$1,376,250	—	$9,499,935	—	$7,380,469	—	$731,715	$18,988,369
	2021	$1,300,000	—	$10,500,134	$1,999,631	$4,485,000	—	$540,051	$18,824,816

Jessica T. Graziano Senior Vice President & Chief Financial Officer	2023	$737,500	$3,500,000	$2,750,311	—	$1,504,500	—	$199,636	$8,691,947
	2022	$278,986	$500,000	$3,999,882	—	$306,884	—	$38,833	$5,124,585

James E. Bruno Senior Vice President, Global Information Technology & President USSE	2023	$691,250	—	$1,599,948	—	$1,278,813	—	$1,598,188	$5,168,199
	2022	$650,000	—	$1,500,012	—	$1,492,725	—	$1,921,146	$5,563,883
	2021	$595,000	—	$3,499,966	—	$1,137,938	—	$1,062,312	$6,295,216

Scott D. Buckiso Senior Vice President, Chief Manufacturing Officer – North American Flat-Rolled	2023	$691,250	—	$1,599,948	—	$1,500,013	$245,660	$168,074	$4,204,945
	2022	$650,000	—	$1,500,012	—	$1,492,725	—	$199,012	$3,841,749
	2021	$595,000	—	$3,499,966	—	$1,163,225	$131,755	$127,128	$5,517,074

Duane D. Holloway Senior Vice President, General Counsel, and Chief Ethics & Compliance Officer	2023	$691,250	—	$1,599,948	—	$1,198,628	—	$163,847	$3,653,673
	2022	$650,000	—	$1,500,012	—	$1,443,000	—	$198,747	$3,791,759
	2021	$598,750	—	$3,499,966	—	$1,170,556	—	$133,962	$5,403,234

(1)
Named Executive Officers. Ms. Graziano was hired as Senior Vice President & Chief Financial Officer in 2022. Mr. Buckiso was not a NEO in 2021.

(2)
Salary. Reflects the actual amount earned each year. Ms. Graziano’s salary for 2022 reflects a partial year as she was hired on August 8, 2022.

(3)
Bonus. The 2022 and 2023 bonus for Ms. Graziano represents a new hire cash award. The new hire cash award payable to Ms. Graziano represented an economically equivalent replacement of awards forfeited from her prior employer.

(4)
Stock Awards — Potential Maximum Payouts. Includes restricted stock units and performance awards that are reported at the target number of shares, and the grant date fair value of such awards includes a factor for the probable performance outcome of the TSR performance awards and excludes the effect of estimated forfeitures. The maximum payout for the performance awards is 200% of target. The potential maximum payouts for the 2021 awards would be: $14,200,092 for Mr. Burritt and $5,799,986 for Messrs. Bruno, Buckiso, and Holloway. Ms. Graziano, who was hired in 2022, did not receive any awards in 2021. The potential maximum payouts for the 2022 awards would be: $11,399,974 for Mr. Burritt, $5,199,668 for Ms. Graziano, and $1,799,964 for Messrs. Bruno, Buckiso, and Holloway. The potential maximum payouts for the 2023 awards would be: $13,399,952 for Mr. Burritt, $3,300,626 for Ms. Graziano, and $1,919,856 for Messrs. Bruno, Buckiso and Holloway. These amounts do not include the value of restricted stock units included in the Stock Awards column.

(5)
Stock Awards — Grant Date Fair Value.

Reflects the grant date fair value of awards made during each calendar year as determined pursuant to Accounting Standard Codification Topic 718 (ASC 718), as follows:
−
Compensation Expense: $29.91 per share for the 2023 RSU grants; and, except Ms. Graziano, $24.19 per share for the 2022 RSU grants; and $17.92 per share for the 2021 RSU grants.

−
TSR Performance Awards: $37.41 per share for the 2023 awards; and, except Ms. Graziano, $28.53 per share for the 2022 awards; and $19.46 per share for the 2021 awards.

−
ROCE Performance Awards: $29.91 per share for the 2023 awards; and, except Ms. Graziano, $24.19 per share for the 2022 awards and $17.92 per share for the 2021 awards.

−
Strategic Transformation Awards: In 2021, Mr. Burritt and the other NEOs, other than Ms. Graziano, received an additional performance award,

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	59

EXECUTIVE COMPENSATION TABLES SUMMARY COMPENSATION TABLE
which was granted in equity, based on objectives to be achieved over 4 years (January 1, 2022 — December 31, 2025) referred to as the “Strategic Transformation Award.” The grant date fair market value used to calculate these awards is $23.52 per share for Mr. Burritt and $23.65 per share for the other NEOs.
−
Ms. Graziano’s Awards: In 2022, Ms. Graziano received (i) a new hire grant of equity which consisted of 41,980 three-year cliff vesting restricted stock units, (ii) a prorated 2022 LTIP award which consisted of 16,790 restricted stock units, 11,490 performance shares based on relative TSR, and 12,590 performance shares based on ROCE, and (iii) a Strategic Transformation Award which consisted of 83,951 performance shares based on objectives to be achieved over 4 years (January 1, 2022 — December 31, 2025) consistent with the awards granted to the other NEOs. The grant date fair market value used to calculate compensation expense for Ms. Graziano’s grant is $23.82 per share for the RSUs, three-year cliff vesting restricted stock units, the ROCE performance award, and the Strategic Transformation Award and $26.11 per share for the TSR performance award.

For further detail, see our Annual Report on Form 10-K for the year-ended December 31, 2023, financial statement footnote 15.
(6)
Option Awards. As part of the Strategic Transformation Award in 2021, Mr. Burritt received a grant of 171,000 performance-based stock options. The grant date fair market value used to calculate compensation expense in accordance with ASC 718 for Mr. Burritt’s grant is $11.69 per share for the stock options. For further detail, see our Annual Report on Form 10-K for the year-ended December 31, 2021, financial statement footnote 15.

(7)
Non-Equity Incentive Compensation. Includes short-term incentive awards earned pursuant to the AICP, and for year 2022, also includes the payout of cash-based ROCE performance awards that were granted in 2020.

(8)
Change in Pension Value & Nonqualified Deferred Compensation Earnings. Represents the aggregate increase in actuarial value on an accumulated benefit obligation (ABO) basis that accrued to Mr. Buckiso under the Corporation’s defined benefit retirement plans and programs, calculated using the same assumptions used for the Corporation’s annual financial statements except that retirement age is assumed to be the normal retirement age for the respective plans. Mr. Buckiso is the only NEO covered by such plans and programs. Key assumptions, and the present value of the accumulated benefits earned as of December 31, 2023 by Mr. Buckiso under each plan and letter agreement, are shown under the 2023 Pension Benefits table below. The values reported in the earnings column of the 2023 Nonqualified Deferred Compensation table are not included here because the earnings are not above-market and are not preferential. The actuarial value of Mr. Buckiso’s aggregate change in pension amount in 2022 was ($120,854) resulting in no amount shown for him in that year.

(9)
All Other Compensation. 2023 components include:

Name	U. S. Steel Savings Plan Contributions(a)	Non Qualified Defined Contribution Plan Accruals(b)	International Tax Gross Ups & Reimbursements(c)	Perquisites(d)	TOTAL
Burritt	$42,050	$380,290	—	$127,564	$549,904
Graziano	$43,500	$89,523	—	$66,613	$199,636
Bruno	$34,517	$126,296	$1,309,611	$127,764	$1,598,188
Buckiso	$38,761	$124,313	—	$5,000	$168,074
Holloway	$38,761	$120,086	—	$5,000	$163,847

(a)
U. S. Steel Savings Plan Contributions. Includes: (i) employer matching contributions that were made in the form of the Corporation’s common stock and (ii) other non-elective employer contributions known as Retirement Account contributions that were made to the executive’s account in the U. S. Steel Savings Plan (a federal income tax-qualified defined contribution plan also known as a “401(k) plan”) during the most recently completed fiscal year.

(b)
Non-Qualified Defined Contribution Plan Accruals. Includes accruals under the following programs:

−
The Supplemental Thrift Program, in which benefits accrue in the form of phantom shares of U. S. Steel common stock equal to the portion of the Corporation’s matching contributions to the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation and annual contributions.

−
The Non Tax-Qualified Retirement Account Program, which provides book accruals equal to the amount of Retirement Account contributions that cannot be provided under the U. S. Steel Savings Plan due to the statutory limits on covered compensation and annual contributions.

−
The Supplemental Retirement Account Program, which provides book accruals equal to the applicable Retirement Account contribution rate (8.5% for all NEOs) under the U. S. Steel Savings Plan multiplied by incentive compensation paid under our Annual Incentive Compensation Plan.

(c)
International Tax Gross Ups & Reimbursements. For Mr. Bruno’s international assignment, this amount includes taxes paid on his behalf to his host country tax jurisdiction of $1,259,924, a U.S. tax gross-up of $296,614 and Tax Equalization of ($246,927).

(d)
Perquisites. The amount shown for Mr. Burritt includes personal aircraft use of $118,414 and security services of $4,150. The amount shown for Ms. Graziano includes personal aircraft use of $61,513 and personal automobile use of $100. The aggregate incremental cost of the personal use of corporate aircraft is calculated using the rate per flight hour for the type of corporate aircraft used. The rates are published twice per year by a nationally recognized and independent service. The calculated incremental costs for personal flights include the costs related to all flight hours flown in connection with the personal use. The Corporation consistently applies allocation methods for flights that are not entirely either business or personal. The amount shown for Mr. Bruno includes an international assignment premium of $34,566, goods and services differential of $8,941, personal security of $2,820, the cost of a company provided automobile of $26,885, tax preparation services in the amount of $1,615, and housing benefits of $47,937. The amount shown for each NEO includes a $5,000 stipend for executive physical benefits.

60	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Grants of Plan-Based Awards
Grants of Plan-Based Awards
The following table summarizes the grant of non-equity incentive compensation and equity-based incentive compensation to each Named Executive Officer in 2023.
Name	Plan Name(1)	Grant Date(2)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(6)			All Other Stock Awards: Number of Shares of Stock or Units(7) (#)	Closing Price on Grant Date ($/Share)	Grant Date Fair Value of Stock Awards(8) ($)
			Threshold(4) ($)	Target ($)	Maximum(5) ($)	Threshold(4) (#)	Target (#)	Maximum(5) (#)
Burritt	AICP	1/31/23	$1,050,000	$2,100,000	$4,830,000	—	—	—	—	—	—
	LTIP	2/28/23	—	—	—	100,785	201,570	403,140	127,060	$30.63	$10,500,023
Graziano	AICP	1/31/23	$368,750	$737,500	$1,696,250	—	—	—	—	—	—
	LTIP	2/28/23	—	—	—	24,825	49,650	99,300	36,780	$30.63	$2,750,311
Bruno	AICP	1/31/23	$345,625	$691,250	$1,589,875	—	—	—	—	—	—
	LTIP	2/28/23	—	—	—	14,440	28,880	57,760	21,400	$30.63	$1,599,948
Buckiso	AICP	1/31/23	$345,625	$691,250	$1,589,875	—	—	—	—	—	—
	LTIP	2/28/23	—	—	—	14,440	28,880	57,760	21,400	$30.63	$1,599,948
Holloway	AICP	1/31/23	$293,782	$587,563	$1,351,395	—	—	—	—	—	—
	LTIP	2/28/23	—	—	—	14,440	28,880	57,760	21,400	$30.63	$1,599,948

(1)
Plan Name. AICP refers to the Corporation’s Annual Incentive Compensation Plan and LTIP refers to the Corporation’s Long-Term Incentive Program, which are both maintained under the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan.

(2)
Grant Date. The grant date for the AICP represents the date that the Compensation Committee established the annual incentive targets for the 2023 performance period. The grant date for the LTIP is the date the Compensation Committee approved the grant.

(3)
Estimated Future Payouts — AICP. Our NEOs received non-equity incentive awards under the AICP in 2023. For a discussion of the plan and 2023 award amounts, see the Annual Incentive Compensation Plan section in the “Compensation Discussion and Analysis” above. For the AICP, threshold and target amounts shown reflect the amount that would be paid to each executive based on the Corporation’s performance in 2023. These amounts are based on base salary actually earned.

(4)
AICP/LTIP Thresholds. The threshold level for the AICP award is 50% of the target award, which is based on EBITDA (75% of target) and cash conversion cycle (25% of target). Individual performance is also considered and may decrease an award by 15% or increase an award by up to 30% of target. The Compensation Committee retains discretion to reduce or eliminate the award. The threshold level for the LTIP awards, which consist of ROCE and relative TSR performance awards is 50% of the target award.

(5)
AICP/LTIP Maximums. The maximum level for the AICP award is 230% of the target award, which includes a maximum additive of 30% of target for individual performance. The maximum level for the LTIP awards is 200% of the target award.

(6)
Estimated Future Payouts — LTIP. For 2023, performance awards represent approximately 60% of the total annual LTIP grant value, with half of the performance award value granted in equity based awards that will vest based on the Corporation’s annual and three-year ROCE, and the other half of the performance award value granted in equity based awards that will vest based on the Corporation’s annual and three-year relative TSR performance. For more information about the performance awards, see the Long-Term Incentive Program section in the “Compensation Discussion and Analysis” above.

(7)
All Other Stock Awards. For 2023, restricted stock unit grants represent approximately 40% of the total annual LTIP grant value. All restricted stock units vest in equal increments on the first three anniversaries of the date of grant, subject in each case to employment on the respective vesting dates or to pro rata vesting for early retirement (i.e., 30 years of service or age 55 with 10 years of service) or full vesting for normal retirement (i.e., the later of (i) six months following the date of grant, and (ii) the earlier of age 60 with five years of service, or age 65) during the vesting period. As of December 31, 2023, Mr. Burritt has met the requirements for a normal retirement and full vesting and Mr. Buckiso has met the requirements for an early retirement and pro rata vesting.

(8)
Grant Date Fair Value of Stock Awards. This column represents the full grant date fair value of the equity-based LTIP awards, calculated in accordance with ASC 718 based on the average of the high and low stock prices on the date of the grant. The restricted stock units accrue dividends at a non-preferential rate ($0.05) per share (as of the last announced dividend) and are paid when the underlying restricted stock units are distributed. The value of these dividends is reflected in the fair value of the restricted stock unit grant. Restricted stock units carry no voting privileges. The target number of TSR performance awards includes a factor predicting the probable outcome of the performance goal for the grant. The factor for the February 28, 2023 TSR performance award grant was 125.0708% as determined by a third-party consultant using a Monte Carlo valuation model. The maximum payout for the ROCE performance awards is 200% of target. Accordingly, if maximum share payouts were achieved for such performance awards, the aggregate grant date fair value for such awards would be twice the target amount disclosed in the table related to such performance awards. For further detail, see our Annual Report on Form 10-K for the year-ended December 31, 2023, financial statement footnote 15.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	61

EXECUTIVE COMPENSATION TABLES Outstanding Equity Awards at 2023 Fiscal Year-End
Outstanding Equity Awards at 2023 Fiscal Year-End
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(1) (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3)(4) ($)
Burritt	2/24/2015	18,260	—	$24.78	2/24/2025
	2/28/2017	30,020	—	$39.265	2/28/2027
	2/23/2021							131,040	$3,988,898
	2/23/2021							14,234	$1,384,968
	12/30/2021	57,000	114,000	$23.52	12/30/2028			85,034	$4,136,904
	2/22/2022					52,374	$2,547,995	99,900	$4,860,135
	2/22/2022							117,840	$9,424,914
	2/28/2023					127,060	$6,181,469	89,560	$5,228,513
	2/28/2023							112,010	$9,845,044
Graziano	8/8/2022					47,577	$2,314,621	11,490	$558,989
	8/8/2022							12,590	$1,006,956
	8/8/2022							83,951	$4,084,216
	2/28/2023					36,780	$1,789,347	22,060	$1,287,863
	2/28/2023							27,590	$2,425,005
Bruno	2/28/2017	5,460	—	$39.265	2/28/2027
	2/23/2021							23,120	$703,780
	2/23/2021							2,512	$244,418
	12/31/2021							84,560	$4,113,844
	2/22/2022					8,270	$402,336	15,770	$767,211
	2/22/2022							18,610	$1,488,439
	2/28/2023					21,400	$1,041,110	12,830	$749,015
	2/28/2023							16,050	$1,410,704
Buckiso	2/24/2015	8,880	—	$24.780	2/24/2025
	5/31/2016	10,820	—	$14.780	5/31/2026
	2/28/2017	5,460	—	$39.265	2/28/2027
	2/23/2021							23,120	$703,780
	2/23/2021							2,512	$244,418
	12/31/2021							84,560	$4,113,844
	2/22/2022					8,270	$402,336	15,770	$767,211
	2/22/2022							18,610	$1,488,439
	2/28/2023					21,400	$1,041,110	12,830	$749,015
	2/28/2023							16,050	$1,410,704
Holloway	2/23/2021							23,120	$703,780
	2/23/2021							2,512	$244,418
	12/31/2021							84,560	$4,113,844
	2/22/2022					8,270	$402,336	15,770	$767,211
	2/22/2022							18,610	$1,488,439
	2/28/2023					21,400	$1,041,110	12,830	$749,015
	2/28/2023							16,050	$1,410,704

(1)
Unexercisable Stock Options. All options granted prior to 2021 vested in equal increments on the first three anniversaries of the date of grant, subject in each case to employment on the respective vesting dates. The options granted to Mr. Burritt on 12/30/2021 vest in three increments with one-third of the options vesting upon reaching a 20-day average closing stock price of $35; an additional one-third of the options vesting upon reaching a 20-day average closing stock price of $45; and the remaining one-third of the options vesting upon reaching a 20-day average closing stock price of $55, subject in each case to continued employment on the vesting dates, except in the event of a termination with consent. In April 2022, one-third of the options vested when the 20-day average closing stock price exceeded $35, and in January 2024, one-third of the options vested when the 20-day average closing stock price exceeded $45, which is not reflected in the table above. Mr. Burritt is required to hold the vested options (or net shares upon exercise) for one year from the date of vesting.

(2)
Unvested Shares or Units of Stock. All restricted stock units vest in equal increments on the first three anniversaries of the date of grant, subject in each case to employment on the respective vesting dates or to pro rata vesting for early retirement (i.e., 30 years of service or age 55 with 10 years of service) or full vesting for normal retirement (i.e., the later of (i) six months following the date of grant, and (ii) the earlier of age 60 with five years of service, or age 65) during the vesting period. As of December 31, 2023, Mr. Burritt has met the requirements for a normal retirement and is fully vested and Mr. Buckiso has

62	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Option Exercises and Stock Vested in 2023
met the requirements for an early retirement and pro rata vesting. The Compensation Committee accelerated the vesting of RSUs granted in 2021 and 2022 to December 2023. See “2023 Compensation Decisions” section in the Compensation Discussion & Analysis for more information.
(3)
Market Value. Value is based on $48.65 per share, which was the closing price of the Corporation’s stock on December 29, 2023.

(4)
Equity Incentive Plan Awards. The 2021, 2022 and 2023 performance awards were divided equally between relative TSR performance awards and ROCE performance awards. For the 2021 relative TSR and ROCE performance awards, the performance period ended on December 31, 2023, with TSR performance earning a payout at 62.57% of target and ROCE performance earning a payout at 200% of target. As of December 31, 2023, the 2022 TSR performance award is projected to payout at 100% of target; the 2023 TSR performance award is projected to payout at 120% of target; the 2022 ROCE performance award is projected to payout at 164.4% of target; and the 2023 ROCE performance award is projected to payout at 180.67% of target. As described above, for the outstanding performance awards, Mr. Burritt has met the requirements for a normal retirement and is fully vested and Mr. Buckiso has met the requirements for an early retirement and pro rata vesting. A portion of the 2021 ROCE performance awards was vested in December 2023. See

“2023 Compensation Decisions” section in the Compensation Discussion & Analysis for more information.
Option Exercises and Stock Vested in 2023
The following table illustrates for each NEO, on an aggregate basis, the value realized from the exercise of stock options and from the vesting of restricted stock unit awards and performance awards in 2023.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Burritt	—	—	862,041	$32,166,725
Graziano	—	—	11,193	$400,274
Bruno	8,270	$59,709	144,948	$5,447,634
Buckiso	8,970	$61,624	144,948	$5,447,634
Holloway	—	—	144,948	$5,447,634

(1)
Value Realized on Exercise. Represents the difference between the market value on the date of exercise and the exercise price for the number of shares exercised.

(2)
Value Realized on Vesting. Represents the market value on the vesting date of time-vested restricted stock unit awards and performance awards that had met the performance criteria. Value shown is before taxes. Vesting of certain awards was accelerated into December 2023. See “2023 Compensation Decisions” section in the Compensation Discussion & Analysis for more information.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	63

EXECUTIVE COMPENSATION TABLES Pension Benefits
Pension Benefits
The following table illustrates the actuarial present value of pension benefits accumulated by Named Executive Officers as of December 31, 2023. Mr. Buckiso was the only NEO covered by the Corporation’s defined benefit pension plan, which was closed to new entrants in 2003, and for which benefit accruals were frozen for all non-represented participants on December 31, 2015.
Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)
Buckiso	U. S. Steel Pension Plan	25	$1,288,274
	Non Tax-Qualified Pension Plan	25	$152,269
	Letter Agreement(3)	25	$1,094,738
	Total		$2,535,281

(1)
Number of Years Credited Service. Represents credited service years (rounded) used to calculate accrued benefits.

(2)
Present Value of Accumulated Benefit. Calculated using the assumptions used in the preparation of the Corporation’s financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2023, except that retirement age is assumed to be the normal retirement age for the respective plans. Key assumptions used for the calculations in this table and in the Summary Compensation Table include a 5.50% discount rate for the 2023 calculations (5.56% for 2022 and 4.25% for 2021); a lump sum rate assumption of 2.75% for 2023 (2.75% for 2022 and 2.50% for 2021) assuming the Section 417(e) minimum was not applicable; a 100% lump sum benefit election for all plans; and unreduced benefit ages, which at December 31, 2015, are age 62 for the U. S. Steel Pension Plan and age 60 for the Non Tax-Qualified Pension Plan.

(3)
Letter Agreement. The Corporation entered into a letter agreement with Mr. Buckiso in August 2020 providing him with certain pension make-whole provisions in consideration for his continued employment with the Corporation beyond the date on which he was eligible for an immediate retirement under the U. S. Steel Pension Plan and the Non Tax-Qualified Pension Plan.

U. S. Steel Pension Plan
The United States Steel Corporation Plan for Employee Pension Benefits, Revision of 2003 (the “U. S. Steel Pension Plan”) provides defined benefits for substantially all non-represented, domestic employees who were hired before July 1, 2003. Mr. Buckiso is the only NEO who is a participant in the U. S. Steel Pension Plan and the United States Steel Corporation Non Tax-Qualified Pension Plan (the “Non Tax-Qualified Pension Plan”). Benefits under the U. S. Steel Pension Plan and the Non Tax-Qualified Pension Plan were frozen for all non-represented participants on December 31, 2015.
The U. S. Steel Pension Plan is designed to provide eligible employees with replacement income during retirement. The two primary benefits provided to non-represented employees are based on final earnings (the “Final Earnings Benefit”) and career earnings (the “Career Earnings Benefit”) formulas. Benefits may be paid as an actuarially determined lump sum in lieu of monthly pension payments. The Internal Revenue Code (the “Code”) limits the amount of pension benefits that may be paid from tax-qualified pension plans.
The Final Earnings Benefit component is based on a formula using a specified percentage (dependent on years of service) of average monthly earnings that is determined from the five consecutive 12-month calculation periods in which the employee’s aggregate earnings were the highest during the last ten 12-month calculation periods prior to retirement. Eligibility for an unreduced Final Earnings Benefit under the U. S. Steel Pension Plan is based on attaining at least 30 years of continuous service or at least age 62 with 15 years of continuous service. Because Mr. Buckiso has over 30 years of continuous service for eligibility purposes, he is eligible for an unreduced Final Earnings Benefit.
Under the Career Earnings Benefit component, the annual normal retirement benefit is equal to 1.3% of total career earnings. Career Earnings Benefits commenced prior to attaining normal retirement or age 62 with 15 years of service, but after attaining age 58, are subject to an early commencement reduction equal to one-quarter of one percent for each month the commencement of pension payments precedes the month in which the participant attains the age of 62 years. Career Earnings Benefits commenced prior to attaining age 58 are based on 1.0% of total career earnings and subject to a larger early commencement reduction. If he had retired on December 31, 2023, Mr. Buckiso’s annual Career Earnings Benefits would have been reduced by 35.46%.
Benefits accrued for the purpose of calculating both the Final Earnings and Career Earnings Benefits are limited to the executive’s unreduced base salary, subject to the compensation limit under the Code.

64	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Pension Benefits
U. S. Steel Pension Plan Calculation Assumptions
The “Present Value of Accumulated Benefit” column of the Pension Benefits table represents the actuarial present value of benefits earned by Mr. Buckiso. The assumptions used in the benefit calculations under the U. S. Steel Pension Plan include an unreduced benefit age of 62, the election of a lump sum option and credited service, and career earnings and final average earnings as of December 31, 2015. Final average earnings are based on the average of the monthly salaries paid in the highest five consecutive 12 month periods during the ten years preceding December 31, 2015.
The salary amounts include base salary, excluding incentive compensation. The number of years of credited service in the Pension Benefits table shows the number of years earned and used to calculate the accrued benefits reported.
Non Tax-Qualified Pension Plan
The purpose of the Non Tax-Qualified Pension Plan is to compensate individuals for the loss of benefits under the U. S. Steel Pension Plan that occur due to certain limits established under the Code. The amount payable under the Non Tax-Qualified Pension Plan is equal to the difference between the benefits the executive actually receives under the U. S. Steel Pension Plan and the benefits that the executive would have received under the U. S. Steel Pension Plan except for the limitations imposed by the Code. Benefits under the Non Tax-Qualified Pension Plan were frozen on December 31, 2015.
Benefits paid under the Non Tax-Qualified Pension Plan are in the form of an actuarially determined lump sum payable to the executive upon termination of employment, subject to the six-month waiting period under Section 409A of the Code for specified employees.
Non Tax-Qualified Pension Plan Calculation Assumptions
The “Present Value of Accumulated Benefit” column of the Pension Benefits table represents the actuarial present value of benefits earned by Mr. Buckiso. The assumptions used in the benefit calculations under the Non Tax-Qualified Pension Plan are the same assumptions used in the calculations under the U. S. Steel Pension Plan and include an unreduced benefit age of 62, the election of a lump sum option and credited service, and estimated career earnings and final average earnings as of December 31, 2015.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	65

EXECUTIVE COMPENSATION TABLES NON-QUALIFIED DEFERRED COMPENSATION
NON-QUALIFIED DEFERRED COMPENSATION
The following table provides information with respect to accruals for each NEO under the Corporation’s non-qualified defined contribution plans in 2023.
Executive	Plan Name	2023 Company Contributions/ Accruals(1)	2023 Aggregate Earnings(2)	2023 Year-End Aggregate Balance
Burritt	Supplemental Thrift Program	$70,000	$576,961	$1,198,795
	Non Tax-Qualified Retirement Account Program	$90,950	$81,961	$773,628
	Supplemental Retirement Account Program	$219,340	$180,782	$1,637,107
	Total	$380,290	$839,704	$3,609,530
Graziano	Supplemental Thrift Program	$26,250	$14,497	$40,747
	Non Tax-Qualified Retirement Account Program	$37,187	$2,681	$39,868
	Supplemental Retirement Account Program	$26,085	$4,450	$30,536
	Total	$89,522	$21,628	$111,151
Bruno	Supplemental Thrift Program	$28,000	$199,972	$418,455
	Non Tax-Qualified Retirement Account Program	$37,715	$34,165	$281,421
	Supplemental Retirement Account Program	$60,582	$54,677	$425,025
	Total	$126,297	$288,814	$1,124,901
Buckiso	Supplemental Thrift Program	$29,023	$167,604	$354,862
	Non Tax-Qualified Retirement Account Program	$34,708	$26,458	$221,539
	Supplemental Retirement Account Program	$60,582	$79,954	$617,241
	Total	$124,313	$274,016	$1,193,642
Holloway	Supplemental Thrift Program	$29,023	$132,415	$282,858
	Non Tax-Qualified Retirement Account Program	$34,708	$21,795	$168,838
	Supplemental Retirement Account Program	$56,355	$45,268	$314,291
	Total	$120,086	$199,478	$765,987

(1)
Company Contributions/Accruals. Accruals are included in the All Other Compensation column of the Summary Compensation Table above. See footnote 9 to that table for more detail.

(2)
Aggregate Earnings. Determined by taking the investment returns in 2023 and adding dividend equivalents.

Supplemental Thrift Program
The purpose of the United States Steel Corporation Supplemental Thrift Program (the “Supplemental Thrift Program”) is to compensate individuals for the loss of matching contributions made by the Corporation under the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation (which was limited to $330,000 in 2023) and combined Corporation and individual annual contributions (which were limited to $66,000 in 2023). Under the Supplemental Thrift Program, executives accrue benefits in the form of phantom shares of U. S. Steel common stock. In the aggregate, the benefit accruals under the Supplemental Thrift Program and the matching contributions under the U. S. Steel Savings Plan may equal up to 6% of the executive’s base salary.
An executive receives a lump sum distribution of the benefits payable under this program upon his or her termination of employment with five years (three years for employees hired on or after January 1, 2019) of continuous service, with the consent of the Corporation, or because of death, subject to the six-month waiting period under Section 409A of the Code for specified employees.

66	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Non Tax-Qualified Retirement Account Program
The purpose of the United States Steel Corporation Non Tax-Qualified Retirement Account Program is to compensate individuals for the loss of Retirement Account contributions made by the Corporation under the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation (which was limited to $330,000 in 2023) and combined Corporation and individual annual contributions (which were limited to $66,000 in 2023). Retirement Account contributions are non-elective employer contributions that are in addition to the matching contributions made by the Corporation under the U. S. Steel Savings Plan.
Under the Non Tax-Qualified Retirement Account Program, accrued benefits are recorded in a notional account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. In the aggregate, benefit accruals under this program and the Retirement Account contributions under the U. S. Steel Savings Plan shall equal 8.5% of the executive’s base salary.
Benefits under this program are payable in a lump sum distribution following the termination of employment with three years of continuous service, an involuntary termination of employment with eligibility for severance benefits, with the consent of the Corporation, or because of death. Payments are subject to the six-month waiting period under Section 409A of the Code for specified employees.
Supplemental Retirement Account Program
The purpose of the Supplemental Retirement Account Program is to provide Retirement Account contributions with respect to compensation paid under the Corporation’s Annual Incentive Compensation Plan. Accrued benefits under the Supplemental Retirement Account Program are recorded in a hypothetical account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. Executives who complete at least 10 years of continuous service, attain age 65, or for employees hired on or after January 1, 2019, attain age 60 with five years of continuous service become eligible to receive a benefit under the Supplemental Retirement Account Program at retirement or termination of employment. Benefits will not be payable under the program with respect to an executive who terminates employment prior to age 55 or within 36 months of the date coverage under the program begins, unless the Corporation consents to the termination; provided, however, such consent is not required for terminations because of death or an involuntary termination with eligibility for severance benefits. Benefits are payable in the form of a lump sum distribution following termination of employment, subject to the six-month waiting period under Section 409A of the Code for specified employees.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The compensation and benefits payable to our executives upon termination vary depending upon the event triggering the termination and the executive’s relevant employment facts at the time of termination. The amounts included here do not reflect the terms of the Merger Agreement. Information regarding amounts payable in connection with the Merger will be available in the preliminary and definitive special meeting proxy statements relating to the proposed transaction. For purposes of the tables and discussions included in this section, we have assumed the following termination scenarios (the scenario references are to the columns in the table that follows):
Termination Scenarios

Voluntary Termination (With Consent) or Retirement
This termination scenario assumes retirement pursuant to a retirement plan or, if the executive is not eligible for retirement, a voluntary termination of employment with the consent of the Corporation.

Voluntary Termination (Without Consent) or Involuntary Termination (for Cause)
This termination scenario assumes that the Corporation does not consent to an executive’s voluntary termination of his or her employment prior to retirement, or that the Corporation terminates the executive’s employment for cause. Under these circumstances, the Compensation Committee is not likely to exercise any discretion in favor of the executive.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	67

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Involuntary Termination (Not for Cause)
Events that could cause the Corporation to terminate an executive’s employment involuntarily, not for cause, include:
–
the curtailment of certain lines of business; or

–
a facility shutdown where the executive’s services are no longer required due to business conditions or an organizational realignment.

Upon an involuntary termination, the executive may be eligible for benefits under our Executive Severance Plan, which provides for a lump sum payment equal to twelve months of the executive’s base salary plus an amount equivalent to the executive’s target bonus under our Annual Incentive Compensation Plan, and qualifies the executive for benefits under the non-qualified deferred compensation plans and outplacement services.

Change in Control and Termination
All of the NEOs are covered by the Corporation’s Change in Control Severance Plan (the “CIC Plan”), as described in the Compensation Discussion and Analysis section of the proxy statement. In addition to the severance benefits paid under the CIC Plan, all long-term incentive awards would vest upon a change in control and a termination of employment, and benefits would be paid according to the terms of each benefit plan. A detailed discussion describing the events and circumstances that would trigger payments under the CIC Plan is provided below.

Disability and Death
In general, if an employee dies or becomes disabled while actively employed, benefits under the Corporation’s plans are calculated as if the employee was fully vested.
–
Under the Long-Term Incentive Program, a person is considered to be disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

–
Under the U. S. Steel Pension Plan, employees with at least 15 years of service who become totally and permanently disabled prior to age 65 are eligible to retire on a permanent incapacity pension.

–
Under a permanent incapacity pension, benefits under the Pension Plan and Non Tax Qualified Pension Plan would become payable on May 1, 2024, five months after becoming disabled on December 31, 2023.

CHANGE IN CONTROL AND TERMINATION
All of the NEOs are covered by the Corporation’s Change in Control Severance Plan (the “CIC Plan”), as described in the Compensation Discussion and Analysis section of the proxy statement. In addition to the severance benefits paid under the CIC Plan, all long-term incentive awards would vest upon a change in control and a termination of employment, and benefits would be paid according to the terms of each benefit plan. The following discussion describes the events and circumstances that would trigger payments under the CIC Plan.
Generally, payments are triggered upon the occurrence of both a Change in Control of the Corporation and termination of the executive’s employment by the Corporation other than for cause. Payments are also triggered if the executive terminates his or her employment for Good Reason (as defined below); however, in order for the Corporation to be obligated to pay the benefits under the plan, all Good Reason terminations must also involve an actual Change in Control (if the Good Reason termination occurs prior to a Change in Control, then the Change in Control must be a 409A Change in Control; see definition below).
Following a Change in Control, if there is a termination by the Corporation (other than for Cause or Disability) or by the executive for Good Reason, then the executive is entitled to the following benefits:
–
Accrued compensation and benefits;

–
Cash Severance;

–
Supplemental Retirement Benefit;

–
Welfare Benefits;

–
Outplacement services; and

–
Legal fees  —  reimbursement for legal fees incurred as a result of termination of employment and incurred in contesting or disputing such termination or seeking to enforce any right or benefit under the CIC Plan or in connection with any tax audit relating to Sections 4999 (excise taxes) or 409A (deferred compensation) of the Code.

68	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
A “Good Reason” termination involves a voluntary termination following any of these events:
–
An executive is assigned duties inconsistent with his or her position;

–
Reduction in base salary;

–
Relocation in excess of 50 miles from the executive’s current work location;

–
Failure to continue all of the Corporation’s employee benefit, incentive compensation, bonus, stock option and stock award plans, programs, policies, practices or arrangements in which the executive participates or failure of the Corporation to continue the executive’s participation therein at amounts and levels relative to other participants;

–
Failure of the Corporation to obtain agreement from any successor to the Corporation to assume and perform the CIC Plan; or

–
Any termination that is not effected pursuant to a Notice of Termination (a Notice of Termination is to be given by the Corporation in connection with any termination for cause or disability and the executive must give a notice of termination in connection with a termination for good reason).

A “Change in Control” happens under the CIC Plan if any of the following occurs:
–
A person (defined to include individuals, corporations, partnerships, etc.) acquires 20% or more of the voting power of the Corporation;

–
A merger occurs involving the Corporation except (a) a merger with at least a majority of continuing directors or (b) a merger constituting the disposition of a division, business unit or subsidiary;

–
A change in the majority of the Board of Directors;

–
A sale of all or substantially all of the assets of the Corporation; or

–
Stockholder approval of a plan of complete liquidation.

A “Potential Change in Control” occurs if:
–
The Corporation enters into an agreement that would result in a Change in Control;

–
A person acquires 15 percent or more of the voting power of the Corporation;

–
There is a public announcement by any person of intentions that, if consummated, would result in a Change in Control; or

–
The Corporation’s Board of Directors passes a resolution stating that a Potential Change in Control has occurred.

A “409A Change in Control” is similar to a Change in Control, except that it meets the requirements of Section 409A of the Code. The main difference between the two definitions is that a 409A Change in Control requires a person to acquire 30% of the total voting power of the Corporation’s stock, while a Change in Control requires a person to acquire 20% of the total voting power of the Corporation’s stock. A 409A Change in Control must occur prior to any payment in the event the termination precedes the Change in Control. In other words, payments under the CIC Plan are due to the executive if:
–
there is an involuntary termination by the Corporation (other than for cause or disability) or a voluntary termination by the executive for Good Reason;

–
the executive reasonably demonstrates that an Applicable Event (defined below) has occurred; and

–
a 409A Change in Control occurs within twenty-four months following the termination.

An “Applicable Event” (a term used for various purposes, including defining points at which compensation amounts and periods are measured) means a Change in Control, Potential Change in Control or actions of a third party who has taken steps reasonably calculated to effect a Change in Control. To the extent required by Section 409A of the Code, payments would be delayed six months following the applicable reference date.
As mentioned above, a “double trigger” must occur prior to the Corporation incurring any liability under the CIC Plan; that is, for there to be payments under the CIC Plan, both of the following must occur: (i) a termination and (ii) a Change in Control (or, in some cases, a 409A Change in Control).
Potential Payments Upon Termination Tables
The following tables were developed using the termination scenarios shown above, and an estimation of the amounts that would be payable to each NEO under the relevant scenario. A discussion of each of the types of compensation follows the tables. Non-qualified retirement benefits and equity awards will be distributed six months after their termination dates. The estimated present values of the benefits provided to the NEOs under each of these termination scenarios were determined using the following assumptions:
1.
Unless otherwise noted, the tables reflect values as of December 31, 2023 that NEOs would have been entitled to, following, or in connection with a termination of employment, with the triggering event occurring on December 31, 2023.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	69

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
2.
The stock price used for valuation purposes for the long-term incentive awards was the closing stock price on December 29, 2023, which was $48.65.

3.
The normal life expectancy obtained from the 1971 Group Annuity Mortality Tables, or, for a permanent incapacity type of pension, life expectancy obtained from the Disabled Life Expectancy Tables (wages and salaried) based on the Corporation’s experience, made gender neutral on a nine to one male/female ratio.

4.
The December 31, 2023 Pension Benefit Guaranty Corporation interest rate of 3.25% was used to determine 2023 lump sum payment amounts.

Executive	Component	Voluntary Termination (with Consent) or Retirement	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not For Cause)	Change in Control and Termination	Disability	Death
Burritt	Severance & Compensation Elements
	Cash Severance(1)	—	—	$3,550,000	$10,712,891	—	—
	Short-Term Incentive	$4,284,000	—	$4,284,000	—	$4,284,000	$4,284,000
	Restricted Stock Units	$8,729,464	$8,729,464	$8,729,464	$8,729,464	$8,729,464	$8,729,464
	Performance Awards(2)	$34,739,657	$34,739,657	$34,739,657	$25,091,530	$34,739,657	$34,739,657
	Strategic Transformation Award(3)	$7,001,724	$4,136,904	$2,068,452	$4,136,904	$2,068,452	$2,068,452
	Benefits
	Non-Qualified Deferred Compensation	$3,609,530	$3,609,530	$3,609,530	$3,609,530	$3,609,530	$3,609,530
	Welfare Benefits	—	—	—	$50,556	—	—
	Supplemental Retirement Benefit	—	—	—	$1,180,164	—	—
	TOTAL	$58,364,375	$51,215,555	$56,981,103	$53,511,039	$53,431,103	$53,431,103
Graziano	Severance & Compensation Elements
	Cash Severance(1)	—	—	$1,550,000	$3,050,000	—	—
	Short-Term Incentive	$1,504,500	—	$1,504,500	—	$1,504,500	$1,504,500
	Restricted Stock Units	$497,057	—	$2,539,384	$4,103,968	$4,103,968	$4,103,968
	Performance Awards(2)	$2,282,220	—	$2,282,220	$3,597,668	$3,423,306	$3,423,306
	Strategic Transformation Award(3)	$4,084,216	—	$2,042,132	$4,084,216	$2,042,132	$2,042,132
	Benefits
	Non-Qualified Deferred Compensation	$111,151	—	$111,151	$111,151	$111,151	$111,151
	Welfare Benefits	—	—	—	$68,052	—	—
	Supplemental Retirement Benefit	—	—	—	$553,985	—	—
	TOTAL	$8,479,144	—	$10,029,387	$15,569,040	$11,185,057	$11,185,057
Bruno	Severance & Compensation Elements
	Cash Severance(1)	—	—	$1,450,000	$3,147,195	—	—
	Short-Term Incentive	$1,278,813	—	$1,278,813	—	$1,278,813	$1,278,813
	Restricted Stock Units	$289,224	—	$289,224	$1,443,446	$1,443,446	$1,443,446
	Performance Awards(2)	$3,172,272	—	$3,172,272	$3,902,315	$4,284,267	$4,284,267
	Strategic Transformation Award(3)	$4,113,844	—	$2,056,922	$4,113,844	$2,056,922	$2,056,922
	Benefits
	Non-Qualified Deferred Compensation	$1,124,901	$699,876	$1,124,901	$1,124,901	$1,124,901	$1,124,901
	Welfare Benefits	—	—	—	$67,819	—	—
	Supplemental Retirement Benefit	—	—	—	$781,908	—	—
	TOTAL	$9,979,054	$699,876	$9,372,132	$14,581,428	$10,188,349	$10,188,349
Buckiso	Severance & Compensation Elements
	Cash Severance(1)	—	—	$1,450,000	$2,930,700	—	—
	Short-Term Incentive	$1,500,013	—	$1,500,013	—	$1,500,013	$1,500,013

70	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Executive	Component	Voluntary Termination (with Consent) or Retirement	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not For Cause)	Change in Control and Termination	Disability	Death
	Restricted Stock Units	$289,224	$289,224	$289,224	$1,443,446	$1,443,446	$1,443,446
	Performance Awards(2)	$3,172,272	$3,172,272	$3,172,272	$3,902,315	$4,284,267	$4,284,267
	Strategic Transformation Award(3)	$4,113,844	$4,113,844	$2,056,922	$4,113,844	$2,056,922	$2,056,922
	Benefits
	Pension Plan Compensation	$1,677,013	$1,677,013	$1,903,996	$1,903,996	$1,740,123	$1,534,999
	Non-Qualified Deferred Compensation	$1,193,642	$1,193,642	$1,193,642	$1,193,642	$1,193,642	$1,193,642
	Welfare Benefits	—	—	—	$70,921	—	—
	Letter Agreement(4)	$1,505,607	$1,505,607	$1,438,743	$1,438,743	$1,508,437	$1,647,621
	Supplemental Retirement Benefit	—	—	—	$827,990	—	—
	TOTAL	$13,451,615	$11,951,602	$13,004,812	$17,825,597	$13,726,850	$13,660,910
Holloway	Severance & Compensation Elements
	Cash Severance(1)	—	—	$1,345,000	$2,893,104	—	—
	Short-Term Incentive	$1,198,628	—	$1,198,628	—	$1,198,628	$1,198,628
	Restricted Stock Units	$289,224	—	$289,224	$1,443,446	$1,443,446	$1,443,446
	Performance Awards(2)	$3,172,272	—	$3,172,272	$3,902,315	$4,284,267	$4,284,267
	Strategic Transformation Award(3)	$4,113,844	—	$2,056,922	$4,113,844	$2,056,922	$2,056,922
	Benefits
	Non-Qualified Deferred Compensation	$765,987	$451,696	$765,987	$765,987	$765,987	$765,987
	Welfare Benefits	—	—	—	$70,921	—	—
	Supplemental Retirement Benefit	—	—	—	$773,209	—	—
	TOTAL	$9,539,955	$451,696	$8,828,033	$13,962,826	$9,749,250	$9,749,250

(1)
Involuntary Termination (Not for Cause). The value shown for cash severance benefits represents the total that would be paid under the Corporation’s Executive Severance Plan (Involuntary Termination (Not For Cause)) and Change in Control Severance Plan (Change in Control and Termination), which includes $50,000 for outplacement services.

(2)
Performance Awards. The values shown for the 2021 TSR and ROCE equity awards are based on the actual value at the end of the performance period on December 31, 2023. The 2021 TSR awards resulted in a payout of 62.57% and the ROCE awards resulted in a payout of 200% respectively, of the target number of shares and cash. The values shown for the 2022 and 2023 ROCE and TSR equity awards represent a pro-rated award based on the number of months worked during the performance period multiplied by the expected performance through December 2023, except for Mr. Burritt who is fully vested in the unearned performance awards.

(3)
Strategic Transformation Award. For Mr. Burritt, the Strategic Transformation Award includes $4,136,904 in performance-based RSUs and $2,864,820 in performance-based stock options. For all other NEOs, the Strategic Transformation Award includes only performance-based RSUs.

(4)
Letter Agreement. The Corporation entered into a letter agreement with Mr. Buckiso in August 2020 providing him with certain pension make-whole provisions in consideration for his continued employment with the Corporation beyond the date on which he was eligible for an immediate retirement under the U. S. Steel Pension Plan and the Non Tax-Qualified Pension Plan.

Termination and Change-in-Control Provisions
Cash Severance
No cash severance payments are made with respect to an executive’s termination of employment due to voluntary termination (with consent or retirement), voluntary termination (without consent) or involuntary termination for cause, disability or death.
Our Executive Severance Plan provides for the payment of a severance benefit to eligible executives in the event of an involuntary termination without cause. The severance benefit is a single lump sum payment equal to twelve months of the executive’s base salary plus an amount equivalent to the executive’s target bonus under our Annual Incentive Compensation Plan.
Cash severance is one of the payments made to executives under the Change in Control Severance Plan in the event of a termination in connection with a Change in Control. Under the plan, payment would be made in a lump sum amount equal to 2.5x for Mr. Burritt, and 2x for the other NEOs for the sum of  (a) base salary and (b) the current target under the annual incentive compensation program (or, if higher than the target, the average short-term incentive compensation for the prior three years).

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	71

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The benefits under the Executive Severance Plan and the Change in Control Severance Plan are contingent upon the execution of an agreement which contains a general release of claims and confidentiality, non-disparagement and non-solicitation provisions.
Short-Term Incentive
Following a voluntary termination with the Compensation Committee’s consent or retirement, involuntary termination not for cause, disability, or death, an executive would be entitled to receive a short-term incentive award under the Annual Incentive Compensation Plan if  (a) the relevant performance goals are achieved, (b) the executive is employed for at least six months during the performance period, and (c) the Compensation Committee does not exercise its discretion to reduce or eliminate the award. For purposes of the plan, retirement means a termination of employment after having completed 30 years of service, attainment of age 60 with five years of service, or attainment of age 65.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent, regardless of whether the termination is for cause or not for cause, then no short-term incentive award is payable.
Because the cash severance payment, discussed above, includes a multiple of the target short-term incentive, no payments are made under the short-term incentive program in the event of a Change in Control.
Restricted Stock Units
Under the terms of our Long-Term Incentive Program (“LTIP”), restricted stock units are fully vested upon attainment of age 60 with 5 years of service or age 65, provided the executive is employed for at least six months following the date of grant (“Normal Retirement”) and vest on a pro rata basis as described below upon attainment of age 55 with 10 years of service or 30 years of service (“Early Retirement”). If an executive is not eligible for retirement, then the Compensation Committee reserves the right to decide these matters on a case-by-case basis, but its practice has been to prorate the vesting of the shares scheduled to vest during the current vesting period for the time employed during the vesting period (for example, ten months worked during the twelve-month vesting period from March 2023 to February 2024 would result in a vesting of ten-twelfths of the number of shares scheduled to vest in February 2024). As of December 31, 2023, Mr. Burritt has met the requirements for a Normal Retirement, Mr. Buckiso has met the requirements for an early retirement, and the other NEOs were not eligible to retire under the LTIP.
Upon a voluntary termination with consent or retirement, pro rata vesting has been applied to the restricted stock units for all NEOs, except for Mr. Burritt who has met the requirements for a Normal Retirement and are fully vested in his restricted stock units.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent or involuntarily for cause, then all remaining unvested restricted stock units are forfeited.
For involuntary terminations that are not for cause we have assumed that a prorated number of restricted stock units vested, except for Mr. Burritt who has met the requirements for a Normal Retirement and is fully vested in his restricted stock units.
Restricted stock units require a termination in connection with a Change in Control in order for the vesting to be accelerated. Unvested restricted stock units would not be forfeited if  (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.
In the event of disability or death, all unvested restricted stock units vest immediately.
Performance Awards
Under the terms of the LTIP performance awards are fully vested upon Normal Retirement and vest on a pro rata basis upon Early Retirement. If an executive is not eligible for retirement, then the Compensation Committee reserves the right to decide these matters on a case-by-case basis, but its practice has been to prorate the vesting of the performance awards as described above. As of December 31, 2023, Mr. Burritt has met the requirements for a Normal Retirement, Mr. Buckiso has met the requirements for an early retirement, and the other NEOs were not eligible to retire under the LTIP.
Upon a voluntary termination with consent or retirement, pro rata vesting has been applied to the performance awards for all NEOs, except for Mr. Burritt who has met the requirements for a Normal Retirement and is fully vested in his performance awards.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent or involuntarily for cause, then all remaining unvested performance awards are forfeited.

72	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
For involuntary terminations that are not for cause we have assumed that a prorated number of performance awards vested based on the number of complete months worked during the relevant performance period, except for Mr. Burritt who has met the requirements for a Normal Retirement and is fully vested in his performance awards.
Performance awards require a termination in connection with a Change in Control in order for the vesting to be accelerated. For these awards, the performance period would end upon the change in control; however, the awards would not vest until the earlier to occur of a termination within 24 months of the change in control or the normal vesting date. Unvested performance awards would not be forfeited if (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.
For performance awards for which the performance goals are achieved, a modified proration is used in the event of disability or death allowing 0% of the achieved award if such event occurs prior to the completion of the first third of the performance period, 50% of the achieved award if such event occurs on or after completion of the first third, but prior to completion of the second third, of the performance period, and 100% of the achieved award for events occurring on or after completion of the second third of the performance period. This modified proration effectively shortens the post-termination waiting period to a maximum of two years, thereby allowing an estate to potentially close within two years, since there would be no value allowed for performance awards granted within one year of a participant’s death.
Strategic Transformation Award
For the special performance-based RSU awards granted in December 2021 and to Ms. Graziano in August 2022, in the event of a voluntary termination with consent or termination in connection with a Change in Control the award is fully vested. In the event of a voluntary termination, including retirement, an involuntary termination not for cause, disability, or death, then a pro-rated number of the RSUs vest based on the number of complete months worked during the performance period. Payment of any vested RSUs will be subject to achievement of the performance criteria.
For the special performance-based options granted to the CEO in December 2021, a third of the options vest upon achievement of a 20-trading day average closing stock price that meets or exceeds the stock price hurdles of  $35, $45 and $55 over the seven year performance period beginning on the date of grant. In April 2022, one-third of the options vested when the 20-day average closing stock price exceeded $35 and in January 2024, one-third of the options vested when the 20-day average closing stock price exceeded $45. The vesting of the remaining options is not accelerated under any circumstances and the performance period ends upon termination of employment, except that in the event of a termination with consent, the CEO shall be entitled to vest in the total number of shares subject to the option for the remainder of the performance period, subject to achievement of the stock price goals.
Pension Plan Compensation
Pension Plan Compensation includes benefits under the following plans:
U. S. Steel Pension Plan
Mr. Buckiso is vested in his benefits under the U. S. Steel Pension Plan and would receive his benefits under each of the termination of employment scenarios. Refer to the “Pension Benefits” section for a description of the U. S. Steel Pension Plan. Benefits under the U. S. Steel Pension Plan may be payable under the Non Tax-Qualified Pension Plan to the extent they are limited by the qualified plan limitations established under the Internal Revenue Code.
If Mr. Buckiso was placed on layoff status as of December 31, 2023, then he would be eligible to remain on layoff for a period of up to two years. Having satisfied certain age and service requirements, Mr. Buckiso would be eligible to commence a 70/80 early retirement option on December 31, 2024. The present value amounts shown for an involuntary termination not for cause reflect enhanced benefits attributable to the additional age and continuous service accrued while on layoff, the lower early-commencement charges, and a temporary $400 monthly pension benefit that is payable until he becomes eligible for a public pension.
If Mr. Buckiso was totally and permanently disabled on December 31, 2023, then he would be eligible to commence a permanent incapacity pension on May 31, 2024, which is five months after the qualifying disability.The present value amounts shown reflect enhanced benefits attributable to the additional age and continuous service accrued during the five-month period, and the lower early-commencement charges, but not the temporary $400 monthly pension benefit that is payable until he becomes eligible for a public pension or, if earlier, governmental disability benefits.
If Mr. Buckiso’s employment was terminated due to his death on December 31, 2023, then death benefits would become payable to his survivor (typically his spouse) or, if there is no spouse, to his estate. The present value amounts shown are equal

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	73

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
to the higher of  (i) the actuarial equivalent of his pension benefit (excluding the survivor and surviving spouse’s benefits) that would have been payable if he had retired on the date of death, or (ii) the value of the survivor and surviving spouse’s benefits as defined in the U. S. Steel Pension Plan.
Non Tax-Qualified Pension Plan
Benefits from the Non Tax-Qualified Pension Plan are payable on behalf of Mr. Buckiso under each of the termination of employment scenarios. Refer to the “Pension Benefits” section for a description of the Non Tax-Qualified Pension Plan. The present value amounts shown for the various termination scenarios vary based upon the total amount payable under the U. S. Steel Pension Plan before the application of the statutory limitations established by the Internal Revenue Code.
Non-Qualified Deferred Compensation
Non-Qualified Deferred Compensation includes benefits under the following plans:
SUPPLEMENTAL THRIFT PROGRAM
The conditions for a payment of benefits under the Supplemental Thrift Program include the attainment of five years of continuous service (three years for employees hired on or after January 1, 2019). For all NEOs, except Ms. Graziano, this condition has been met and therefore, this benefit is payable under all termination scenarios. For Ms. Graziano, who has not yet met this condition, this benefit is only payable upon death or if her employment is terminated with the consent of the Corporation.
NON TAX-QUALIFIED RETIREMENT ACCOUNT PROGRAM
The conditions for a payment of benefits under the Non Tax-Qualified Retirement Account Program include the attainment of three years of continuous service. For all NEOs, except Ms. Graziano, this condition has been met and therefore, this benefit is payable under all termination scenarios. For Ms. Graziano, this benefit is only payable upon death, or if her employment is involuntarily terminated with eligibility for severance benefits, or with the consent of the Corporation.
SUPPLEMENTAL RETIREMENT ACCOUNT PROGRAM
The conditions for a payment of benefits under the Supplemental Retirement Account Program include the termination of employment after the earlier of  (i) completing at least 10 years of continuous service, (ii) for participants hired on or after January 1, 2019, attaining age 60 and completing five years of service, or (iii) attaining age 65. In addition, benefits are not payable if the participant terminates employment prior to age 55 or within 36 months of becoming a participant in the program. Messrs. Burritt and Buckiso are the only NEOs who have met these conditions for payment as of December 31, 2023. For the other NEOs this benefit is only payable upon death, or if the executive’s employment is involuntarily terminated with eligibility for severance benefits, or with the consent of the Corporation.
Welfare Benefits
The amount shown for a change in control and termination represents the estimated cost of providing active employee insurance coverage to the executive for a period of 36 months.
Supplemental Retirement Benefit
The supplemental retirement benefit represents the increase in retirement benefits to an executive in the event of a termination in connection with a change in control and is paid pursuant to the CIC Plan (see “Termination Scenarios   —   Change in Control and Termination,” above). For all NEOs, the Supplemental Retirement Benefit is equal to the sum of  (i) the Retirement Account contributions that would have been received under the U. S. Steel Savings Plan and the Corporation’s related non tax-qualified plans if their employment would have continued for an additional 36 months plus earnings, and (ii) the amount they would have received under the U. S. Steel Savings Plan if they were fully vested on December 31, 2023.
Outplacement Services and Excise Tax Gross-Up
In the event of a termination in connection with a change in control, the CIC Plan provides for the payment of reasonable costs for outplacement services (two year maximum) for all terminations following an Applicable Event. Gross-up payments are not provided to cover excise taxes imposed under Section 4999 of the Code for an executive who receives compensation under a Change in Control termination scenario.

74	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

CEO PAY RATIO
CEO PAY RATIO
We are committed to a compensation program that is internally equitable to motivate our employees to advance the strategy of the Corporation and enhance stockholder value. The disclosure below presents the ratio of annual total compensation of our CEO to the annual total compensation of our Median Employee (defined below), excluding our CEO.
In 2023, we calculated each employee’s annual total cash compensation over the twelve-months ended October 1, 2023 (the “Determination Date”) to identify our Median Employee. The following pay elements were included in determining the annual total cash compensation for each employee:
–
salary, base wages and/or overtime received (as applicable);

–
annual incentive payment (for non-represented employees);

–
cash incentive payments, based on production (for represented employees only); and

–
other cash payments (including payments related to profit sharing, shift differential, holidays and vacations).

Our calculation includes all full-time, part-time, temporary and seasonal employees of the Corporation and its consolidated subsidiaries employed as of October 1, 2023 (other than the CEO). Excluded from the data were leased employees for whom we were unable to determine compensation. All four of our employees located in France and Germany, representing less than 5% of our total employee population, were excluded due to administrative challenges related to collecting the necessary data for these employees. We excluded two employees from France and two employees from Germany. Our total U.S. employee and non-U.S. employee population as of the Determination Date was 22,083.
We applied a foreign currency exchange rate to all compensation elements paid in currencies other than U.S. dollars.
We determined the Median Employee by:
(i)
calculating the annual total cash compensation described above for each employee;

(ii)
ranking the annual total cash compensation of all employees except for the CEO, from lowest to highest; and

(iii)
identifying the employee with the median total cash compensation (who we refer to as the “Median Employee”).

Once the Median Employee was determined, that employee’s annual total compensation was calculated in the same manner as the “Total Compensation” shown for our CEO in the “Summary Compensation Table.”
The annual total compensation for fiscal year 2023 for our CEO was $16,733,927 and for the Median Employee was $100,156. The resulting ratio of our CEO’s annual total compensation, calculated as described above, to the annual total compensation of our Median Employee for fiscal year 2023 is 167 to 1.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	75

PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE
The Compensation Committee considers a mix of cash and equity awards over both the short-term and long-term as a critical balance in reinforcing U. S. Steel’s commitment to performance alignment. The majority of target compensation opportunity is performance- and/or stock-based, and our compensation programs are focused on objective corporate performance measures and individual performance.
In accordance with SEC rules, we are providing the below disclosure regarding executive compensation for our CEO and our non-CEO NEOs and corporate performance for the fiscal years listed below. The SEC-defined “Compensation Actually Paid” (“CAP”) data in the table below does not reflect amounts actually realized by our NEOs. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. As described in detail in the “Compensation Discussion and Analysis” section above, our performance equity awards are subject to multi-year performance conditions tied to relative and absolute performance metrics and all our equity awards are subject to time vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest.
Pay Versus Performance Table
			Average SCT total for Non-CEO NEOs(2) ($)	Average comp. actually paid to Non-CEO NEOs(2)(5) ($)	Value of initial fixed $100 investment based on:
Year	SCT total for CEO(1) ($)	Comp. actually paid to CEO(1)(5) ($)			Company TSR(3) ($)	Peer Group TSR(3) ($)	Net Income ($ Millions)	Adjusted EBITDA(4) ($ Millions)
2023	$16,733,927	$56,705,104	$5,429,691	$13,068,626	$436.12	$309.51	$895	$2,139
2022	$18,988,369	$22,645,854	$5,394,613	$6,035,332	$222.98	$183.39	$2,524	$4,233
2021	$18,824,816	$28,900,039	$6,093,786	$7,499,218	$210.31	$126.16	$4,174	$5,592
2020	$8,583,443	$17,122,835	$2,669,859	$4,017,986	$147.63	$122.40	$(1,165)	$(162)

(1)
CEO. Mr. Burritt was the Chief Executive Officer (CEO) of the Corporation for all years shown.

(2)
Non-CEO NEOs. The non-CEO NEOs of the Corporation for each year are as follows: for 2023, Messrs. Bruno, Buckiso and Holloway and Ms. Graziano; for 2022, Messrs. Bruno, Buckiso and Holloway and Mses. Breves and Graziano; for 2021, Messrs. Bruno, Holloway and Kenneth Jaycox and Ms. Breves; and for 2020, Messrs. Bruno, Buckiso, and Holloway and Ms. Breves. Ms. Graziano was hired in August 2022.

(3)
Total Shareholder Return (TSR). For purposes of this disclosure, the peer group Total Shareholder Return reflects the S&P 600 Steel Index. Dollar values assume an initial $100 investment for the cumulative period from December 31, 2019 through December 31, 2023, for the Corporation and the S&P 600 Steel Index, respectively, and reinvestment of the pre-tax value of dividends paid. Historical stock performance is not necessarily indicative of future stock performance.

(4)
Company Selected Financial Performance Measure. The Corporation selected Adjusted EBITDA as the “most important” financial performance measure used to link performance to Compensation Actually Paid (CAP) to our CEO and other NEOs in fiscal year 2023, in accordance with Item 402(v) of Regulation S-K. Adjusted EBITDA is a non-GAAP measure. See the reconciliation to the corresponding GAAP measure shown in Appendix A. This financial performance measure may not have been the most important financial performance measure for fiscal years 2022, 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

(5)
Compensation Actually Paid (CAP). The amounts shown for CAP have been calculated in accordance with Item 402(v) of Regulation S-K. These amounts reflect total compensation as shown in the Summary Compensation Table (SCT) with the following deductions (grant date fair value of all equity awards granted in the fiscal year and the change in pension value) and additions (the fair value as of the end of the fiscal year of awards granted in that year; the change in fair value during the year of equity awards granted in prior years that remained unvested at the end of the year; the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year; plus accrued cash dividends; plus pension service costs):

SCT TOTAL TO CAP RECONCILIATION:
	SCT Total	Deductions from SCT Total(a)	Additions to SCT Total(b)	CAP
CEO	$16,733,927	$(10,500,023)	$50,471,200	$56,705,104
Average non-CEO NEO	$5,429,691	$(1,948,954)	$9,587,889	$13,068,626

(a)
Deductions from SCT Total. Represents the grant date fair value of equity-based awards granted in 2023, as disclosed in the Summary Compensation Table.

(b)
Additions to SCT Total. Reflects the value of equity calculated in accordance with the SEC rule for determining CAP for 2023. The equity component of CAP for 2023 plus the average pension cost of $26,472 for 2023 is further detailed in the tables below.

76	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

PAY VERSUS PERFORMANCE
CEO Equity Component of CAP for FY 2023:
Equity Type	Fair Value of Awards Granted in Current Year at 12/31/2023(i)	Change in Value of Prior Years’ Awards Unvested on 12/31/2023	Change in Value of Prior Years’ Awards that Vested in 2023	Equity Value Included in CAP(ii)
Stock Options	—	$1,926,030	—	$1,926,030
RSUs	$6,218,952	$1,248,596	$3,480,656	$10,948,204
TSR Performance Awards	$6,787,068	$5,948,408	$1,206,277	$13,941,753
ROCE-Performance Awards	$9,874,460	$7,950,649	$5,830,104	$23,655,214
Total	$22,880,480	$17,073,683	$10,517,037	$50,471,200
Average Non-CEO NEO Equity Component of CAP for FY 2023:
Equity Type	Fair Value of Awards Granted in Current Year at 12/31/2023(i)	Change in Value of Prior Years’ Awards Unvested on 12/31/2023	Change in Value of Prior Years’ Awards that Vested in 2023	Equity Value Included in CAP(ii)
Stock Options	—	—	—	—
RSUs	$1,235,617	$431,427	$466,963	$2,134,006
TSR Performance Awards	$1,147,155	$843,247	$147,019	$2,137,421
ROCE-Performance Awards	$1,669,252	$2,849,070	$ 771,668	$5,289,990
Total	$4,052,024	$4,123,744	$1,385,649	$9,561,417

(i)
Fair Value Calculations. The fair value calculation used for each type of equity award is as follows:

−
Stock Options: Calculated using Black-Scholes valuations.

−
RSUs: Calculated using the average high/low closing stock price on 12/29/2023.

−
TSR Performance Awards: Calculated using Monte Carlo valuations and assume company target performance payouts for each incomplete performance period and company actual performance payouts for each completed performance period for 2023.

−
ROCE Performance Awards: Calculated using the average high/low closing stock price on 12/29/2023 and assume company projected performance payouts for each incomplete performance period and company actual performance payouts for each completed performance period for 2023.

(ii)
Equity Value Included in CAP. Represents the aggregate of the following components: the fair value as of the end of the fiscal year of awards granted in that year; the change in fair value during the year of equity awards granted in prior years that remained unvested at the end of the year; the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year; plus accrued cash dividends. Performance awards include Total Shareholder Return (TSR) and Return On Capital Employed (ROCE).

The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our other NEOs, and the Corporation’s cumulative TSR over the three-year period from 2020 through 2023.
CEO & AVERAGE NEO COMPENSATION ACTUALLY PAID VS. COMPANY TSR, NET INCOME AND ADJ. EBITDA 2020 – 2023

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	77

PAY VERSUS PERFORMANCE
The following chart compares our cumulative TSR over the four-year period from 2020 through 2023 to that of the S&P 600 Steel Index.
TOTAL SHAREHOLDER RETURN (TSR): U. S. STEEL VS. S&P 600 STEEL INDEX, 2020 – 2023
The following table presents the financial performance measures that the Corporation considers to have been the most important in linking Compensation Actually Paid to our CEO and other NEOs in fiscal 2023 to the Corporation’s performance. The measures in this table are not ranked.
Four Most Important Company Performance Measures for Determining NEO Compensation
Adjusted EBITDA	Relative TSR
Cash Conversion Cycle	ROCE
78	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

Proposal 3:
Ratification of the
Appointment of
PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm
INFORMATION ABOUT THIS PROPOSAL Stockholders are being asked to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Corporation’s independent registered public accounting firm for 2024.
The Board of Directors recommends a vote “FOR” the appointment of PwC as the independent registered public accounting firm.

Under the authority provided by its charter, the Audit Committee has appointed PwC as the independent registered public accounting firm for U. S. Steel for the current fiscal year. Although action by the stockholders in this matter is not required by law or the Corporation’s by-laws, the Audit Committee seeks stockholder ratification of this appointment in light of the important role played by the independent registered public accounting firm in maintaining the integrity of the Corporation’s financial controls and reporting.
If the appointment of PwC is not ratified by the stockholders, then the Audit Committee will reconsider its appointment and review its future selection of an independent registered public accounting firm in light of that result. However, the Audit Committee may decide to maintain its appointment of PwC. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and our stockholders. PwC has served as the independent auditor (now referred to as the independent registered public accounting firm) of U. S. Steel for many years. We believe that PwC’s knowledge of U. S. Steel’s business and its organization gained through this period of service is quite valuable. Partners, including the lead engagement partner, and employees of PwC assigned to the U. S. Steel engagement are periodically rotated, thus giving U. S. Steel the benefit of new thinking and approaches in the audit area.
The Audit Committee annually requests PwC to prepare a self-assessment. Additionally, for the work performed on the 2023 audit, the Audit Committee discussed and evaluated PwC’s performance, which included an evaluation by the Corporation’s management of PwC’s performance. This best practice assists the Audit Committee in its oversight role and annual evaluation of PwC to assess the quality of the audit and to recommend the retention of PwC. Based on this assessment, we believe the quality of PwC’s services, communication and interaction with the Audit Committee is of a high standard.
We expect representatives of PwC to be present at the annual meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.
For fiscal year 2023, PwC performed professional services for U. S. Steel in connection with audits of the financial statements of U. S. Steel, and of U. S. Steel’s internal control over financial reporting as of December 31, 2023, and audits of certain

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	79

Proposal 3: AUDIT FEES
subsidiaries and certain pension and other employee benefit plans. PwC has also reviewed quarterly reports and other filings with the Securities and Exchange Commission and other agencies.
AUDIT FEES
The following table shows the fees paid to PwC for professional services for 2022 and 2023:
	(Dollars in millions)
	2022	2023
Audit(1)	$4.5	$4.5
Audit-Related(2)	$0.4	$0.5
Tax	$0.5	$0.4
All Other	$0.0	$0.0
Total	$5.4	$5.4

(1)
Audit fees were for: the audit of U. S. Steel’s annual financial statements; the audit of U. S. Steel’s internal control over financial reporting required under the Sarbanes-Oxley Act; audits of certain subsidiaries, statutory and regulatory audits; the issuance of comfort letters, and consents and the review of SEC regulatory filings.

(2)
Audit-related fees were for employee benefit plan audits and procedures required by agreement or government agencies.

Pre-Approval Policy
The Audit Committee has the sole authority to pre-approve all audit engagement fees and terms as well as all non-audit engagements with PwC. The Audit Committee has delegated to its committee chair the authority to approve non-audit engagements of less than $500,000 between Audit Committee meetings. In 2022 and 2023, all of the above services were pre-approved by the Audit Committee in accordance with this pre-approval policy.
AUDIT COMMITTEE REPORT
Our committee has reviewed and discussed U. S. Steel’s audited financial statements for the year ended December 31, 2023 with U. S. Steel’s management. We have discussed with the independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC), the matters required to be discussed by Auditing Standards No. 1301 “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. We also discussed with U. S. Steel’s management their assessment of the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2023, and PwC’s opinion on the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2023. We have received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and we have discussed with PwC its independence.
Based on the aforementioned review and discussions, we recommended to the Board that the audited financial statements for U. S. Steel be included in U. S. Steel’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the Securities and Exchange Commission.
Murry S. Gerber, Committee Chair
Tracy A. Atkinson
Andrea J. Ayers
Jeh C. Johnson
Michael H. McGarry
Patricia A. Tracey

80	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table shows the number of shares of U. S. Steel common stock beneficially owned as of March 4, 2024, the record date, by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. None of the individuals included in the table below beneficially own in excess of 1% of the outstanding shares of our common stock.
Name	Shares Beneficially Owned*	Notes
Tracy A. Atkinson	32,784	Includes 30,316 Deferred Stock Units (“DSUs”) granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
Andrea J. Ayers	18,410	Includes 16,410 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
James E. Bruno	94,436	Includes 5,460 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 4, 2024. Does not include 46,107 unvested RSUs.
Scott D. Buckiso	168,298	Includes 25,160 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 4, 2024. Does not include 46,107 unvested RSUs.
David B. Burritt	1,182,375
Includes 162,280 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 4, 2024. Includes 290,082 shares held by trust. Does not include 277,031 unvested RSUs.

Alicia J. Davis	9,704	Includes 7,704 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 4, 2024.
Terry L. Dunlap	17,332	Includes 8,612 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 4, 2024.
John J. Engel	89,391	Includes 87,391 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
John V. Faraci	45,031
Includes 35,471 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 3,610 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 4, 2024.

Murry S. Gerber	220,419
Includes 67,089 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 7,219 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 4, 2024.

Jessica T. Graziano	46,723	Does not include 112,607 unvested RSUs.
Duane D. Holloway	135,530	Does not include 46,107 unvested RSUs.
Jeh C. Johnson	63,879	Includes 63,879 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
Paul A. Mascarenas	72,958
Includes 65,217 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 3,691 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 4, 2024.

Michael H. McGarry	42,036	Includes 39,536 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
David S. Sutherland	226,236	Includes 214,139 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
Patricia A. Tracey	94,050
Includes 85,625 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board. Includes 6,767 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 4, 2024.

All Directors Nominees and Executive Officers as a group (20 persons)	2,701,347
Includes the following shares that may be acquired within 60 days of March 4, 2024: (i) 193,750 shares upon exercise of outstanding options and (ii) 37,603 shares upon vesting of RSUs. The total number of shares beneficially owned by all directors and executive officers as a group constitutes approximately 1% of the outstanding shares of common stock of U. S. Steel.

*
Does not include fractional shares.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	81

DELINQUENT SECTION 16(A) REPORTS
DELINQUENT SECTION 16(A) REPORTS
Under Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers and persons holding more than 10% of any class of our equity securities, are required to file with the SEC initial reports of their ownership of our common stock and reports of changes in such ownership. To our knowledge, based on our review of reports filed with the SEC and other information furnished to us, there were no late filings or failures to file by any U. S. Steel directors, executive officers or other persons subject to Section 16(a) of the Securities Exchange Act of 1934 required to be disclosed in this proxy statement.
CERTAIN LEGAL MATTERS
On October 2, 2017, an Amended Shareholder Class Action Complaint was filed in the United States District Court for the Western District of Pennsylvania consolidating previously-filed actions. Separately, five related shareholder derivative lawsuits were filed in state and federal courts in Pittsburgh, Pennsylvania and the Delaware Court of Chancery. The underlying consolidated class action lawsuit alleges that U. S. Steel, certain current and former officers, an upper level manager of the Corporation and the financial underwriters who participated in the August 2016 secondary public offering of the Corporation’s common stock (collectively, the “Class Action Defendants”) violated federal securities laws in making false statements and/or failing to discover and disclose material information regarding the financial condition of the Corporation. The lawsuit claims that this conduct caused a prospective class of plaintiffs to sustain damages during the period from January 27, 2016 to April 25, 2017 as a result of the prospective class purchasing the Corporation’s common stock at artificially inflated prices and/or suffering losses when the price of the common stock dropped. The derivative lawsuits generally make the same allegations against the same officers and also allege that certain current and former members of the Board of Directors failed to exercise appropriate control and oversight over the Corporation and were unjustly compensated. The plaintiffs seek to recover losses that were allegedly sustained. The Class Action Defendants moved to dismiss plaintiffs’ claims. On September 29, 2018, the Court ruled on those motions granting them in part and denying them in part. On March 18, 2019, the plaintiffs withdrew the claims against the Class Action Defendants related to the 2016 secondary offering. As a result, the underwriters are no longer parties to the case. On December 31, 2019, the court granted the Plaintiffs’ motion to certify the proceeding as a class action. The Corporation’s appeal of that decision was denied. Discovery followed and concluded. On May 20, 2022, the Plaintiffs and Class Action Defendants agreed to settle the Shareholder Class Action in the amount of  $40 million, and the Court entered final approval of the settlement on March 20, 2023. U. S. Steel’s insurers have fully funded the settlement. The related derivative cases, which were previously stayed, are now proceeding and the Corporation will vigorously defend against the derivative lawsuits.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table furnishes information concerning all persons known to U. S. Steel who beneficially own five percent or more of the voting stock of U. S. Steel:
Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
U. S. Steel Common Stock	BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	19,837,848	8.9%
U. S. Steel Common Stock	The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	20,094,507	9.0%

(1)
Blackrock. Based on Schedule 13G filed on January 25, 2024, which indicates that Blackrock, Inc. had sole voting power over 19,190,992 shares, shared voting power over 0 shares, sole dispositive power over 19,837,848 shares and shared dispositive power over 0 shares.

(2)
Vanguard. Based on Schedule 13G filed on February 13, 2024, which indicates that The Vanguard Group had sole voting power over 0 shares, shared voting power over 77,789 shares, sole dispositive power over 19,778,991 shares and shared dispositive power over 315,516 shares.

82	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

Questions and Answers
about the Annual Meeting
and Voting
1.
Who may vote?

You may vote if you were a holder of United States Steel Corporation common stock at the close of business on March 4, 2024, the record date.
2.
What may I vote on?

You may vote on:
–
the election of the thirteen nominees recommended by the Board of Directors and identified elsewhere in this proxy statement;

–
the advisory vote on executive compensation; and

–
the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024.

3.
How do I vote?

Shares held of Record: If you are a stockholder of record, then you may vote by any one of the following methods:
–
Online. You may vote online at proxyvote.com. Follow the instructions on your proxy card or notice. If you received these materials electronically, follow the instructions in the email message that notified you of their availability.

–
By telephone. Call 1-800-690-6903 using a touch-tone phone and follow the instructions provided.

–
By mail. If you received or requested paper copies of your proxy materials, then you should sign, date, and return each proxy card you receive in the prepaid envelope. Sign your name exactly as it appears. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee, or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), then the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners. If you return your signed proxy but do not indicate your voting preferences, then the proxy holder will vote on your behalf based upon the Board’s recommendations.

–
At the Meeting. Stockholders of record may also opt to vote at the Annual Meeting using the 16-digit control number found on the proxy card, which will be held online via live webcast at www.virtualshareholdermeeting.com/X2024.

You may vote your shares prior to the Annual Meeting until 11:59 p.m. ET on April 29, 2024 online or by telephone. If you are voting by mail, then your marked, signed, and dated proxy card must be received by April 29, 2024.
Shares held by Broker: If your shares are held by a broker, then the broker will ask you how you want your shares to be voted. You may instruct your broker or other nominee to vote your shares by following instructions that the broker or nominee provides to you. Most brokers offer voting by mail, by telephone, and online. You may submit new voting instructions by contacting your broker or other nominee or by voting at the Annual Meeting.
If you give the broker instructions, then your shares will be voted as you direct. If you do not provide voting instructions, then your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under NYSE rules. If you are a beneficial owner whose shares are held of record by a broker, then your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of PwC as the independent registered public accounting firm for 2024, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, or the advisory approval of executive compensation without instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on these matters.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	83

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Voting Shares Held in the Corporation 401(k) Plan: You may instruct the plan trustee on how to vote your shares in the 401(k) plan online, by mail, or by telephone as described above for shares held of record, except that if you vote by mail, then the card you use will be a voting instruction form rather than a proxy card. In addition, your vote will apply to a proportionate number of other shares held by participants in the 401(k) plan for which voting directions are not received.
All participants are fiduciaries under the terms of the 401(k) plan and under the Employee Retirement Income Security Act (ERISA) for the limited purpose of voting shares credited to their accounts. Under ERISA, fiduciaries are required to act prudently in making voting decisions.
If you do not vote online or by telephone by 11:59 p.m. ET on April 25, 2024, or if your mailed ballot is not received by April 25, 2024, then your shares and the other undirected shares will be voted in the same proportion for or against such item as those participants for which voting directions are received. You will not be able to vote your shares personally at the Annual Meeting.
4.
What is the voting requirement to approve each of the proposals?

Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions(1)	Effect of Broker non-Votes(2)
Item 1: Election of Directors	FOR, AGAINST or ABSTAIN (for each nominee for director) The Board recommends a vote FOR each of the nominees for director	Majority of votes cast	No effect — not counted as a vote	No effect — broker non-votes are not permitted
Item 2: Advisory Vote on Executive Compensation	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the advisory vote on executive compensation	Majority of votes cast	No effect — not counted as a vote	No effect — broker non-votes are not permitted
Item 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the ratification	Majority of votes cast	No effect — not counted as a vote	The organization that holds shares of beneficial owners may vote in their discretion

(1)
Effect of Abstentions. For election of directors, abstentions are not counted as votes cast either “for” or “against” the director’s election.

(2)
Effect of Broker non-Votes. The New York Stock Exchange permits brokers to vote their customers’ shares on routine matters when the brokers have not received voting instructions from their customers. Proposal 3 is a routine matter on which brokers may vote in this way. Brokers may not vote their customers’ shares on non-routine matters, unless they have received voting instructions from their customers. Proposals 1 and 2 are non-routine matters. Shares that are not voted by brokers on non-routine matters because their customers have not provided instructions are called broker non-votes.

5.
May I change my vote?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by doing any of the following:
–
voting again by telephone or over the Internet;

–
sending us a proxy card dated later than your last vote;

–
notifying the Corporate Secretary of U. S. Steel in writing; or

–
voting at the meeting.

If you hold your shares in “street name,” please refer to the information forwarded by your bank, broker or other holder of record for procedures on revoking or changing your voting instructions.

84	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
6. How do I attend and participate at the virtual meeting?

Our Annual Meeting will be held virtually. Although you will not be able to attend the Annual Meeting at a physical location, we have designed the Annual Meeting live webcast to provide stockholders the opportunity to participate virtually to facilitate stockholder attendance and provide a consistent experience to all stockholders, regardless of location.

The live webcast of the Annual Meeting can be accessed by stockholders on the day of the meeting at www.virtualshareholdermeeting.com/X2024 and will begin promptly at 12:00 p.m. ET.

To attend the Annual Meeting: You will need to log in to www.virtualshareholdermeeting.com/X2024 using the 16-digit control number found on the proxy card, voting instruction form, or notice you previously received. This website can be accessed on a computer, tablet, or phone with internet connection. Online access to the webcast will open 15 minutes prior to the start of the Annual Meeting to allow time to log in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.

To submit a question during the Annual Meeting: Log into the virtual meeting website at www.virtualshareholdermeeting.com/X2024, type your question into the “Ask a Question” field, and click “Submit.”

The Annual Meeting is scheduled to begin at 12:00 p.m. ET and end at 12:30 p.m. ET, and time remaining after agenda items are addressed will be available for stockholder questions. We will endeavor to answer as many questions submitted by stockholders as time permits. Responses to questions relevant to meeting matters that we do not have time to respond to during the meeting will be posted to our website following the meeting.

Rules of Conduct: We reserve the right to edit profanity or other inappropriate language and to exclude questions irrelevant to the business of the Corporation or to the business of the Annual Meeting, relating to or that may take into account material, nonpublic information, or relating to pending or threatened litigation, derogatory in nature or related to a personal grievance. Also, if we receive substantially similar questions, then we may group such questions together and provide a single response to avoid repetition. Questions regarding topics that are not pertinent to meeting matters or company business will not be answered.

Technology Support: Support staff will be available should you experience any technical difficulties in accessing the virtual meeting. Instructions for requesting technical assistance will be available at www.virtualshareholdermeeting.com/X2024.

7.
How many outstanding shares are there?

At the close of business on March 4, 2024, which is the record date for the meeting, there were 224,816,000 shares of U. S. Steel common stock outstanding. Each share is entitled to one vote.
8.
What constitutes a quorum?

Under our by-laws, the holders of one-third of the voting power of the outstanding shares of stock entitled to vote, present in person or represented by proxy, constitute a quorum. A holder will be included in determining the presence of a quorum even if the holder casts abstentions on all matters or was subject to broker non-votes on some matters.
9.
Will my vote be confidential?

All voting records that identify stockholders are kept permanently confidential except; (i) as necessary to meet legal requirements; (ii) in the case of proxy contests; (iii) if the stockholder makes a written comment on the proxy card or otherwise communicates such stockholder’s vote to management; or (iv) to allow the vote tabulator and inspector of election to tabulate and certify the results of the vote. The vote tabulator, inspector of election and the Corporation’s transfer agent have agreed to keep voting records confidential.
10.
Who can attend the virtual annual meeting?

Only stockholders, or individuals that those stockholders have duly appointed as their proxies, may attend the annual meeting of stockholders. If your shares are held in street name (that is through a bank, broker, nominee or other intermediary), then you need your 16-digit control number to attend the meeting.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	85

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
11.
How will voting be conducted on other matters raised at the meeting?

We do not expect any items of business to be submitted to stockholders at the Annual Meeting other than the proposals referred to in this proxy statement. Nonetheless, if necessary, the proxy committee has discretionary authority to vote on them using its best judgment. Your signed proxy card, or your telephone or Internet vote, gives it the authority to do this. Under our by-laws, notice of any matter to be presented by a stockholder for a vote at the meeting must have been received by our Corporate Secretary on or after December 27, 2023, and no later than January 26, 2024, and it must have been accompanied by certain information about the stockholder presenting it. We have not received notice of any matter to be presented other than those on the proxy card.
12.
When must stockholder proposals be submitted for inclusion in the proxy statement for the 2025 Annual Meeting?

If a stockholder wants to present a proposal at the 2025 Annual Meeting and have it included in our proxy statement for that meeting, then the proposal must be received in writing by our Corporate Secretary no later than November 15, 2024.
13.
What is the deadline for a stockholder to submit an item of business or other proposal for consideration at the 2025 Annual Meeting?

Our by-laws describe the procedures that must be followed in order for a stockholder of record to present an item of business at an annual meeting of stockholders. Stockholder proposals or other items of business for the 2025 Annual Meeting that are not intended to be included in the proxy statement must be received by the Corporate Secretary on or after December 31, 2024 and no later than January 30, 2025 and must be accompanied by certain information about the stockholders making the proposals, as specified in our by-laws.
14.
What is the deadline for a stockholder to nominate an individual for election as a director at the 2025 Annual Meeting?

Our by-laws allow a stockholder (or a group of stockholders) who has maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years, to submit nominees for our Board of Directors, for inclusion in our proxy statement, subject to satisfying the requirements and conditions in our by-laws. Our by-laws describe the procedures that must be followed in order for someone nominated by a stockholder of record to be eligible for election as a director. To include a nominee for our Board in our proxy statement, notice must be received by the Corporate Secretary on or after October 16, 2024 and no later than November 15, 2024, and must meet the requirements in our by-laws. To nominate an individual for election as a director at the 2025 Annual Meeting that is not intended to be included in our proxy statement, including for those stockholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees, notice must be received by the Corporate Secretary on or after December 31, 2024 and no later than January 30, 2024. The notice must contain certain information about the nominee, including the nominee’s age, address, occupation and share ownership, as well as certain information about the stockholder giving the notice, as specified in our by-laws.
To comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information described in our by-laws and required by Rule 14a-19 under the Exchange Act.

86	UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT

Important Additional
Information
STATEMENT REGARDING THE DELIVERY OF A SINGLE SET OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE U. S. STEEL STOCKHOLDERS
If you have consented to the delivery of only one set of proxy materials to multiple U. S. Steel stockholders who share your address, then only one proxy statement and only one annual report are being delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the proxy statement or the annual report to any stockholder at your address. If you wish to receive a separate copy of the proxy statement or the annual report, you may write to: Corporate Secretary, U. S. Steel Corporation, 18th Floor, 600 Grant Street, Pittsburgh, PA 15219-2800, send an email to shareholderservices@uss.com or call 412-433-4804. Stockholders sharing an address who now receive multiple copies of the proxy statement or the annual report may request delivery of a single copy by writing to us at the above address or by sending an email to shareholderservices@uss.com.
PROXY SOLICITATION
We will bear the cost of this solicitation of proxies. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies by telephone, in person or by other means. They will not receive any extra compensation for this work. In addition, we may hire third parties to assist in the solicitation process at an estimated cost not to exceed $100,000. We have engaged the services of Morrow Sodali LLC, 333 Ludlow Street, Stamford, CT 06902, for proxy soliciting matters at an expected cost of approximately $10,000, not including incidental expenses. We will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses that they incur in connection with forwarding the material.
MATERIALS AVAILABLE ON OUR WEBSITE
Our Corporate Governance Principles, Code of Ethical Business Conduct (which is applicable to all directors and employees, including the CEO and senior financial officers), Board committee charters, and annual and quarterly reports on Forms 10-K and 10-Q are available on our website, www.ussteel.com. By referring to these documents we do not incorporate the contents of the website into this proxy statement.
By order of the Board of Directors,
Megan A. Bombick
Associate General Counsel and Corporate Secretary
March 15, 2024

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	87

Appendix A
USE OF NON-GAAP FINANCIAL MEASURES
This proxy statement contains these non-GAAP financial measures: earnings (loss) before interest, income taxes, depreciation, depletion and amortization “EBITDA,” and adjusted EBITDA.
We believe that EBITDA, considered along with the net earnings (loss), is a relevant indicator of trends relating to cash generating activity and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted EBITDA is a non-GAAP measure that excludes the effects of certain items that include restructuring and other charges, asset impairment charges, United Steelworkers labor agreement signing bonus and related costs, (gains) on asset sold and previously held investments, environmental remediation charges and other charges, net. We present adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Corporation’s liquidity.
U. S. Steel’s management considers adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted EBITDA provides insight into management’s view and assessment of the Corporation’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Corporation’s financial performance. Adjusted EBITDA should not be considered a substitute for net earnings (loss) or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies
RECONCILIATION OF ADJUSTED EBITDA (Dollars in millions)	Year Ended December 31,
Reconciliation to Adjusted EBITDA	2023	2022	2021	2020
Net earnings attributable to United States Steel Corporation	895	2,524	4,174	(1,165)
Income tax expense	152	735	170	(142)
Net interest and other financial (benefits)	(248)	(99)	602	232
Depreciation, depletion and amortization expense	916	791	791	643
EBITDA	1,715	3,951	5,737	(432)
Restructuring and other charges	36	48	128	138
Stock-based compensation expense(1)	51	—	—	—
Asset impairment charges	127	163	273	287
Strategic alternatives review process costs	79	—	—	—
Granite City idling costs	121	—	—	—
United Steelworkers labor agreement signing bonus and related costs	—	64	—	—
(Gains) on assets sold & previously held investments	—	(6)	(118)	(170)
Gain on sale of Transtar	—	—	(506)	—
Environmental remediation charges	11	—	43	—
Other charges, net	(1)	13	35	15
Adjusted EBITDA	2,139	$4,233	$5,592	$(162)

(1)
In 2023, stock-based compensation was adjusted from EBITDA. This adjustment was not made for in 2020-2022, and the numbers shown above reflect the reconciliation for the adjusted EBITDA used to determine compensation in those years.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	A-1

Appendix B
DEFINITIONS OF COMPENSATION METRICS
EBITDA means earnings before interest and income taxes as reported in the consolidated statement of operations of United States Steel Corporation, plus or minus the effect of items not allocated to segments (excluding postretirement benefit expenses) as disclosed in the notes to the consolidated financial statements of United States Steel Corporation, plus depreciation, depletion and amortization as reported in the consolidated statement of cash flows of United States Steel Corporation. Segment EBITDA shall mean, for the Performance Period, EBITDA for each business unit. Certain adjustments to EBITDA and Segment EBITDA will be applied as described in the Administrative Procedures for the 2016 Omnibus Incentive Plan.
CCC means “cash conversion cycle” and measures the length of time required for a company to convert cash invested in its operations to cash received as a result of its operations. CCC is calculated as Days Sales Outstanding plus Days Inventory Outstanding minus Days Payable Outstanding, which are defined as follows:
Days Sales Outstanding = ((September 30, 2023 Accounts Receivable, net + December 31, 2023 Accounts Receivable, net) / 2) / (4th Quarter 2023 Net Sales / 92);
Days Inventory Outstanding = ((September 30, 2023 Inventory + December 31, 2023 Inventory) / 2) / (4th Quarter 2023 Cost of Goods Sold / 92);
Days Payable Outstanding = ((September 30, 2023 Accounts Payable + December 31, 2023 Accounts Payable / 2) / (4th Quarter 2023 Cost of Goods Sold / 92); and
Accounts Receivable, net, Net Sales, Inventory, Accounts Payable and Cost of Goods Sold are determined in accordance with generally accepted accounting principles in the United States.
	2023
Cash Conversion Cycle	$ millions	Days
Days Sales Outstanding	1,549	34
+ Days Inventory Outstanding	2.128	53
− Days Payable Outstanding	2.867	68
= Cash Conversion Cycle		19
The cash conversion cycle is a non-GAAP financial measure. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance.
For the 2021-2023 Performance Period:
TSR means “total shareholder return” and for purposes of our long-term incentive plan is measured for each year in the performance period (“Annual TSR”) and for the three year performance period (“Annualized TSR”). Annual TSR is calculated based on the following formula: final price plus dividends per share for the applicable year, divided by the initial price. Annualized TSR is calculated based on the following formula: final price plus dividends per share for the performance period, divided by the initial price, raised to 1/3, minus 1. The initial price and final price used are the average closing price for the 20 business days prior to the first and last day of the applicable measurement period, respectively.
ROCE means “return on capital employed” and is measured based on our consolidated worldwide EBIT, as adjusted, divided by our consolidated worldwide capital employed, as adjusted. For purposes of our long-term incentive plan, the weighted average ROCE is a three-year performance metric calculated based on the ROCE achieved in the first, second, and third years of the performance period, weighted at 20%, 30%, and 50% respectively.

UNITED STATES STEEL CORPORATION 2024 PROXY STATEMENT	B-1

Fostering Diversity and Inclusion – Our Employee Resource Groups

At U. S. Steel, we know that none of our success in 2023 would be possible without the hard work and dedication of our nearly 22,000 employees. Attracting and retaining top talent requires that we have an environment where everyone can thrive.

We support several employee resource groups (ERGs) to enhance employee engagement, promote a culture of inclusion, foster diversity in the workplace, and raise awareness related to issues of identity and intersectionality. Our ERGs also provide leadership development, mentorship and networking opportunities for their members. Our ERGs involve employees throughout the organization and offer opportunities for sharing experiences, strategies and success. Collectively, our ERGs drive awareness, strengthen employee engagement, and create internal and external connections, including through charitable outreach.

Here are our current Employee Resource Groups and their mission statements:

LEAD
Leveraging and Enhancing All Diversity

To promote an inclusive environment that embraces the vision, furthers the value, and aligns with the Inclusion and Diversity strategy of U. S. Steel. We will leverage the mix of diverse thought, personal background, and professional education to enhance employee engagement and positively impact business goals.

NextGen Steel
Empowering the Next Generation of Leaders in Steel

To build a stronger future for U. S. Steel through business & community involvement, on-boarding support and talent upskilling opportunities to empower the next generation of U. S. Steel leaders.

SERVE
Strengthening and Enhancing Relationships of Veteran Employees

To ensure we reach, honor and support all employees (current and prospective) who have served.

SteelABILITY
Serving Employees with Disabilities and their Caregivers

To foster an environment that supports employees with disabilities and their caregivers in bringing 100% of themselves to work by advocating for and empowering the individual, increasing awareness and understanding of disability related issues and promoting inclusion, trust and respect throughout the organization and in our communities.

SteelPRIDE
Celebrating our LGBTQ Employees and their Allies

To bring together and ensure dignity, respect and inclusivity for members of the lesbian, gay, bisexual, transgender and queer community, along with their allies in a positive and respectful environment, where they can express their identity, share knowledge and cultivate an environment of trust and open, honest communication.

WIN
Women's Inclusion Network

To cultivate an inclusive environment that enables women to maximize their professional success at U. S. Steel through networking, education, recruitment, leadership opportunities and community involvement

SteelPARENTS
Supporting Families in All Stages of Life

To support working parents and caregivers at U. S. Steel by providing resources, access, and opportunities to strengthen social networks within the community.

SteelSUSTAINABILITY
Creating a Brighter Future

To create a brighter future for U. S. Steel and our stakeholders by engaging employees on sustainability issues, turning ideas into action to support U. S. Steel's sustainability strategy, and giving back to our local communities through meaningful community service and outreach.

Design by addison.com

United States Steel Corporation

Corporate Headquarters
600 Grant Street
Pittsburgh, PA 15219

(412) 433-1121

ussteel.com

SCAN TOUNITED STATES STEEL CORPORATIONVIEW MATERIALS & VOTE 600 GRANT STREETROOM 1681VOTE BY INTERNETPITTSBURGH, PA 15219Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveATTENTION: TUCKER J. KULPUse the Internet to transmit your voting instructions and for electronic delivery of information.Have your proxy card in hand when you access the website and follow the instructions toobtain your records and to create an electronic voting instruction form. Voting instructionsmust be received by 11:59 p.m. Eastern Time on April 25, 2024 (the "cut-off date") forparticipants in the United States Steel Corporation Savings Fund Plan for Salaried Employees.During The Meeting - Go to www.virtualshareholdermeeting.com/X2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on the cut-off date. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood,
NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V31446-P05717-Z86975KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYUNITED STATES STEEL CORPORATIONProposal 1.Election of DirectorsForAgainstAbstain1a.Tracy A. Atkinson!!!1b.Andrea J. Ayers!!!ForAgainstAbstain1c.David B. Burritt!!!1l.David S. Sutherland!!!1d.Alicia J. Davis!!!1m.Patricia A. Tracey!!!!!!Proposal 2. Approval, in a non-binding advisory vote, of the!!!1e.Terry L. Dunlapcompensation of our Named Executive Officers(Say-on-Pay)1f.John J. Engel!!!Proposal 3.Ratification of appointment of PricewaterhouseCoopers!!!LLP as independent registered public accounting firm1g.John V. Faraci!!!THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOREACH OF THE NOMINEES IN PROPOSAL 1, AND FOR1h.Murry S. Gerber!!!PROPOSALS 2 AND 3.1i.Jeh C. Johnson!!!I hereby instruct Fidelity Management Trust Company to votethe number of shares of United States Steel Corporation stockattributable to my account as specified above.1j.Paul A. Mascarenas!!!1k.Michael H. McGarry!!!Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

UNITED STATES STEEL CORPORATION2024 Annual Meeting of StockholdersApril 30, 2024Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V31447-P05717-Z86975UNITED STATES STEEL CORPORATIONAnnual Meeting of StockholdersApril 30, 2024 12:00 PMThis instruction card is solicited by Fidelity Management Trust CompanyAs a participant in the United States Steel Corporation Savings Fund Plan for Salaried Employees, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Annual Meeting of Stockholders to be held on April 30, 2024. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions.Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed or the card is not received by April 25, 2024, the shares attributable to your account will be voted in the same proportion as directions received from participants.Continued and to be signed on reverse side

SCAN TOUNITED STATES STEEL CORPORATIONVIEW MATERIALS & VOTE 600 GRANT STREETROOM 1681VOTE BY INTERNETPITTSBURGH, PA 15219Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveATTENTION: TUCKER J. KULPUse the Internet to transmit your voting instructions and for electronic delivery of information.Have your proxy card in hand when you access the website and follow the instructions to obtainyour records and to create an electronic voting instruction form. Voting instructions must bereceived by 11:59 p.m. Eastern Time on April 25, 2024 (the "cut-off date") for participantsin the USS 401(k) Plan for USW-Represented Employees.During The Meeting - Go to www.virtualshareholdermeeting.com/X2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on the cut-off date. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE,
MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V31448-P05717-Z86975KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYUNITED STATES STEEL CORPORATIONProposal 1. Election of DirectorsForAgainstAbstain1a.Tracy A. Atkinson!!!1b.Andrea J. Ayers!!!ForAgainstAbstain1c.David B. Burritt!!!1l.David S. Sutherland!!!1d.Alicia J. Davis!!!1m.Patricia A. Tracey!!!1e.Terry L. Dunlap!!!Proposal 2. Approval, in a non-binding advisory vote, of the!!!compensation of our Named Executive Officers(Say-on-Pay)1f.John J. Engel!!!Proposal 3.Ratification of appointment of PricewaterhouseCoopers!!!LLP as independent registered public accounting firm1g.John V. Faraci!!!THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOREACH OF THE NOMINEES IN PROPOSAL 1, AND FOR1h.Murry S. Gerber!!!PROPOSALS 2 AND 3.!!!I hereby instruct Fidelity Management Trust Company to vote1i.Jeh C. Johnsonthe number of shares of United States Steel Corporation stockattributable to my account as specified above.1j.Paul A. Mascarenas!!!1k.Michael H. McGarry!!!Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

UNITED STATES STEEL CORPORATION2024 Annual Meeting of StockholdersApril 30, 2024Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V31449-P05717-Z86975UNITED STATES STEEL CORPORATIONAnnual Meeting of StockholdersApril 30, 2024 12:00 PMThis instruction card is solicited by Fidelity Management Trust CompanyAs a participant in the USS 401(k) Plan for USW-Represented Employees, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Annual Meeting of Stockholders to be held on April 30, 2024. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions.Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed or the card is not received by April 25, 2024, the shares attributable to your account will be voted in the same proportion as directions received from participants.Continued and to be signed on reverse side

SCAN TOUNITED STATES STEEL CORPORATIONVIEW MATERIALS & VOTE 600 GRANT STREETROOM 1681VOTE BY INTERNETPITTSBURGH, PA 15219Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Have your proxy card in hand when you access the website and follow the instructions to obtainyour records and to create an electronic voting instruction form. Voting instructions must bereceived by 11:59 p.m. Eastern Time on April 29, 2024 (the day before the meeting date).During The Meeting - Go to www.virtualshareholdermeeting.com/X2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on April 29, 2024 (the day before the meeting date). Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V31450-
P05717-Z86975KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYUNITED STATES STEEL CORPORATIONProposal 1. Election of DirectorsForAgainstAbstain1a.Tracy A. Atkinson!!!1b.Andrea J. Ayers!!!ForAgainstAbstain1c.David B. Burritt!!!1l.David S. Sutherland!!!1d.Alicia J. Davis!!!1m.Patricia A. Tracey!!!1e.Terry L. Dunlap!!!Proposal 2. Approval, in a non-binding advisory vote, of the!!!compensation of our Named Executive Officers(Say-on-Pay)1f.John J. Engel!!!Proposal 3.Ratification of appointment of PricewaterhouseCoopers!!!LLP as independent registered public accounting firm1g.John V. Faraci!!!THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR!!!EACH OF THE NOMINEES IN PROPOSAL 1, AND FOR1h.Murry S. GerberPROPOSALS 2 AND 3.1i.Jeh C. Johnson!!!The shares represented by this proxy, when properly executed,will be voted in the manner directed herein by the undersigned!!!stockholder(s). If no direction is made, this proxy will be1j.Paul A. Mascarenasvoted: "FOR" the nominees in proposal 1, and "FOR"proposals 2 and 3. If any other matters properly come before1k.Michael H. McGarry!!!the meeting, the persons named in this proxy will vote in theirdiscretion.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

UNITED STATES STEEL CORPORATION2024 Annual Meeting of StockholdersApril 30, 2024Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V31451-P05717-Z86975UNITED STATES STEEL CORPORATIONAnnual Meeting of StockholdersApril 30, 2024 12:00 PMThis proxy is solicited on behalf of the Board of DirectorsThe undersigned hereby appoint(s) David B. Burritt and David S. Sutherland, or either of them, proxies to vote as herein directed on behalf of the undersigned at the Annual Meeting of Stockholders of United States Steel Corporation on April 30, 2024, and at any meeting resulting from an adjournment or postponement thereof and upon all other matters properly coming before the Meeting, including the proposals set forth in the proxy statement for such Meeting with respect to which the proxies are instructed to vote as indicated on the reverse side.Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed, the shares attributable to your account will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side

SCAN TOUNITED STATES STEEL CORPORATIONVIEW MATERIALS & VOTE 600 GRANT STREETROOM 1681VOTE BY INTERNETPITTSBURGH, PA 15219Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveATTENTION: TUCKER J. KULPUse the Internet to transmit your voting instructions and for electronic delivery of information.Have your proxy card in hand when you access the website and follow the instructions to obtainyour records and to create an electronic voting instruction form. Voting instructions must bereceived by 11:59 p.m. Eastern Time on April 25, 2024 (the "cut-off date") for participantsin the Big River Steel 401(k) Plan.During The Meeting - Go to www.virtualshareholdermeeting.com/X2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on the cut-off date. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:V31452-P05717-Z86975KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYUNITED STATES STEEL CORPORATIONProposal 1. Election of DirectorsForAgainstAbstain1a.Tracy A. Atkinson!!!1b.Andrea J. Ayers!!!ForAgainstAbstain1c.David B. Burritt!!!1l.David S. Sutherland!!!1d.Alicia J. Davis!!!1m.Patricia A. Tracey!!!!!!Proposal 2. Approval, in a non-binding advisory vote, of the!!!1e.Terry L. Dunlapcompensation of our Named Executive Officers(Say-on-Pay)1f.John J. Engel!!!Proposal 3.Ratification of appointment of PricewaterhouseCoopers!!!LLP as independent registered public accounting firm1g.John V. Faraci!!!THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR1h.Murry S. Gerber!!!EACH OF THE NOMINEES IN PROPOSAL 1, AND FORPROPOSALS 2 AND 3.1i.Jeh C. Johnson!!!I hereby instruct Fidelity Management Trust Company to votethe number of shares of United States Steel Corporation stock1j.Paul A. Mascarenas!!!attributable to my account as specified above.1k.Michael H. McGarry!!!Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

UNITED STATES STEEL CORPORATION2024 Annual Meeting of StockholdersApril 30, 2024Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V31453-P05717-Z86975UNITED STATES STEEL CORPORATIONAnnual Meeting of StockholdersApril 30, 2024 12:00 PMThis instruction card is solicited by Fidelity Management Trust CompanyAs a participant in the Big River Steel 401(k) Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Annual Meeting of Stockholders to be held on April 30, 2024. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions.Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed or the card is not received by April 25, 2024, the shares attributable to your account will be voted in the same proportion as directions received from participants.Continued and to be signed on reverse side